                       1933 Act Registration No. 33-39906
                       1940 Act Registration No. 811-06297

   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 28, 2001

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                       Pre-Effective Amendment No. ______
                       Post-Effective Amendment No. __15__

                                     AND/OR

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                              Amendment No. ______

                        (Check appropriate box or boxes)

                        FORTIS WORLDWIDE PORTFOLIOS, INC.
               (Exact Name of Registrant as Specified in Charter)

                              500 Bielenberg Drive
                            Woodbury, Minnesota 55125
               (Address of Principal Executive Offices, Zip Code)

                                 (651) 738-4000
              (Registrant's Telephone Number, including Area Code)

                             Scott R. Plummer, Esq.
                              500 Bielenberg Drive
                            Woodbury, Minnesota 55125
                     (Name and Address of Agent for Service)

                                    COPY TO:
                             Michael J. Radmer, Esq.
                              Dorsey & Whitney LLP
                             220 South Sixth Street
                        Minneapolis, Minnesota 55402-1498

It is proposed that this filing will become effective (check appropriate box):
______   immediately upon filing pursuant to paragraph (b) of Rule 485
__x___   on March 1, 2001 pursuant to paragraph (b) of Rule 485
______   75 days after filing pursuant to paragraph (a) of Rule 485
______   on (specify date) pursuant to paragraph (a) of Rule 485
_____    60 days after filing pursuant to paragraph (a) of Rule 48

                         [FORTIS Solid partners, flexible solutionsSM LOGO]

Fortis Worldwide Portfolios Prospectus


March 1, 2001

- Global Growth Portfolio
- International Equity Portfolio

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any statement to the contrary is a criminal offense.


Mailing address:

P.O. Box 64284
St. Paul, Minnesota 55164-0284

Street address:
500 Bielenberg Drive
Woodbury, Minnesota 55125-1400

Telephone: (651) 738-4000
Toll free: (800) 800-2000, extension 3012

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                PAGE
The Funds
  Global Growth Portfolio...................................      1
  International Equity Portfolio............................      5

Shareholder Information
  Choosing a share class....................................      8
  Determining your purchase price...........................      9
  How to buy shares.........................................     11
  How to sell shares........................................     12
  Dividend and capital gains distributions..................     15
  Tax considerations........................................     15
  Shareholder inquiries.....................................     15

Fund Management
  Investment adviser........................................     16
  Portfolio managers........................................     16

More Information on Fund Objectives, Investment Strategies
  and Risks
  Objectives................................................     17
  Investment strategies.....................................     17
  Principal risks...........................................     18

Financial Highlights
  Global Growth Portfolio...................................     21
  International Equity Portfolio............................     22

THE FUNDS
--------------------------------------------------------------------------------

This section briefly describes the objectives, principal investment strategies and principal risks of Global Growth Portfolio ("Global Fund") and International Equity Portfolio ("International Fund"). It also provides you with information about the performance and expenses of each Fund. For more information, please read the section entitled "More Information on Fund Objectives, Investment Strategies and Risks."

An investment in either Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

GLOBAL GROWTH PORTFOLIO

OBJECTIVE

Global Fund has an objective of long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Global Fund pursues its objective by investing primarily (at least 65% of total assets) in common stocks of issuers located in various developed countries and regions of the world, including the United States, Canada, the United Kingdom, other Western European nations, Japan and Australia. The Fund focuses primarily on established growth companies with one or more of the following characteristics:

     - a dominant market position,

     - superior growth prospects,

     - strong management with a focused growth strategy, and

     - the ability to finance future growth.

The Fund also may invest in common stocks of U.S. and non-U.S. emerging growth companies. These companies generally have smaller capitalizations than established growth companies. In selecting emerging growth companies, the Fund's investment adviser looks for companies that it believes:

     - have the potential for earnings growth over time that is above the growth rate of more established companies, or

     - are early in their life cycles and have the potential to become major enterprises.

Although the Fund invests primarily in common stocks of issuers located in developed countries, the Fund may invest in less-developed markets of the world. In selecting emerging market securities, the Fund's investment adviser looks for companies with characteristics similar to those of companies in developed countries. These companies have the potential to benefit from the economic growth of the developing region.

PRINCIPAL RISKS

As with any non-money market mutual fund, Global Fund's share price will change daily because of changes in the values of the securities held by the Fund. You may lose money if you invest in the Fund. The principal risks of investing in Global Fund include:


     - RISKS OF COMMON STOCKS. Prices of stocks in the Fund's portfolio may decline over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market. As you consider an investment in the Fund, you should take into account your personal tolerance for daily fluctuations of the stock market.


     - RISKS OF FOREIGN INVESTING. The Fund's investments in foreign securities subject it to risks not typically associated with U.S. investing. Because of these risks, the Fund may be subject to greater volatility than most mutual funds which invest principally in domestic securities. The Fund may experience a decline in net asset value resulting from changes in exchange rates between the United States dollar and foreign currencies. Other risks of foreign investing may include limited liquidity and volatile prices of non-U.S. securities, limited availability of information regarding non-U.S. companies, investment and repatriation restrictions and foreign taxation.

     - RISKS OF EMERGING MARKETS. The risks of foreign investing are particularly significant in emerging markets. Stocks issued by companies located in emerging markets may exhibit greater price volatility and have less liquidity than stocks issued by companies located in developed foreign markets.


     - RISKS OF GROWTH STOCKS. The Fund invests in stocks of both established and emerging growth companies. If the Fund's investment adviser incorrectly assesses a company's prospects for earnings growth, or if its judgment about how other investors will value the company's earnings growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that the Fund's adviser had anticipated.



     - RISKS OF SMALLER-CAPITALIZATION COMPANIES. The stocks of both U.S. and non-U.S. smaller-capitalization companies involve greater risk than is customarily associated with investments in larger companies. Smaller capitalization companies often have limited product lines, markets or financial resources and they may be dependent on a small, inexperienced management group. The securities of smaller-capitalization companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

FUND PERFORMANCE

The bar chart and table indicate the risks of investing in the Fund by providing you with information on Global Fund's volatility and performance. The bar chart shows you how performance of the Fund's Class A shares has varied from year to year. The performance of other classes of shares will differ due to differences in expenses. Sales loads are not reflected in the bar chart; if they had been, returns would be lower. The table, which does reflect sales loads, compares the Fund's performance over different time periods to that of a broad measure of market performance. Remember, how the Fund has performed in the past is not necessarily an indication of how it will perform in the future.

                ANNUAL TOTAL RETURNS as of December 31 each year

[BAR GRAPH]

1992                                                                              6.31
1993                                                                             19.51
1994                                                                             -4.29
1995                                                                             31.56
1996                                                                             18.37
1997                                                                              7.85
1998                                                                             10.16
1999                                                                             55.54
2000                                                                            -19.64

           BEST QUARTER:      40.05%   (quarter ended December 31, 1999)
           WORST QUARTER:    -20.69%   (quarter ended September 30, 1998)

              AVERAGE ANNUAL TOTAL RETURNS as of December 31, 2000


                                                                           SINCE INCEPTION*     SINCE INCEPTION*
                                                 ONE YEAR    FIVE YEARS       (CLASS A)        (CLASS B, H AND C)
                                                 --------    ----------    ----------------    ------------------
Class A shares...............................    -23.46%       10.86%            12.64%                 N/A
Class B shares**.............................    -22.82%       10.88%              N/A                13.14%
Class H shares**.............................    -22.79%       10.89%              N/A                13.15%
Class C shares**.............................    -20.98%       11.19%              N/A                13.21%
MSCI World Index***..........................    -12.92%       12.52%            11.94%               13.91%


------------------------------
  * Class A shares commenced operations on July 8, 1991. Class B, H and C shares commenced operations on November 14, 1994.


 ** With contingent deferred sales charge. Assumes redemption on December 31, 2000.


*** The Morgan Stanley Capital International World Index is an unmanaged index of the world's major equity markets in U.S. dollars, weighted by stock market value.

FEES AND EXPENSES


As an investor, you pay certain fees and expenses if you buy and hold shares of Global Fund. Shareholder fees are fees paid directly from your investment. Annual fund operating expenses are deducted from Fund assets. The figures below are based on expenses during the fiscal year ended October 31, 2000.



                                                                           CLASS B
                                                                CLASS A     AND H     CLASS C
                                                                SHARES     SHARES     SHARES
                                                                -------    -------    -------
SHAREHOLDER FEES
  Maximum sales charge (load) imposed on purchases (as a
     percentage of offering price)..........................     4.75%      none       none
  Maximum deferred sales charge (load) (as a percentage of
     original purchase price or redemption proceeds,
     whichever is less).....................................     none*      4.00%      1.00%
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
  Management fees...........................................     1.00%      1.00%      1.00%
  Distribution and/or service (12b-1) fees..................     0.25%      1.00%      1.00%
  Other expenses............................................     0.10%      0.10%      0.10%
  Total annual fund operating expenses......................     1.35%      2.10%      2.10%**


------------------------------
 * A contingent deferred sales charge of 1.00% is imposed on certain redemptions of Class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. See "Shareholder Information."


** Actual expenses for the period were lower than those shown in the table because Advisers has waived expenses for 12b-1 fees charged in excess of National Association of Securities Dealers limitations. Taking this into account for the fiscal year ended October 31, 2000, the 12b-1 fee was .86% and the total fund operating expenses were 1.96% for Class C.


EXAMPLE. This example is intended to help you compare the cost of investing in the different share classes of Global Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                          CLASS B/H                      CLASS C
                                                           SHARES                        SHARES
                                                          ASSUMING       CLASS B/H      ASSUMING        CLASS C
                                                         REDEMPTION       SHARES       REDEMPTION       SHARES
                                              CLASS A     AT END OF     ASSUMING NO     AT END OF     ASSUMING NO
                                              SHARES     EACH PERIOD    REDEMPTION     EACH PERIOD    REDEMPTION
                                              -------    -----------    -----------    -----------    -----------
1 year....................................    $  606       $  573         $  213         $  313         $  213
3 years...................................       882          928            658            658            658
5 years...................................     1,179        1,309          1,129          1,129          1,129
10 years..................................     2,022        2,240          2,240          2,431          2,431

INTERNATIONAL EQUITY PORTFOLIO

OBJECTIVE

International Fund has an objective of long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES


International Fund pursues its objective by investing primarily (at least 65% of total assets) in common stocks which trade in markets other than the United States. The Fund focuses on developed foreign markets, but may make investments in any country or region of the world, including emerging markets. Although the Fund invests primarily in non-U.S. common stocks, the Fund also may invest in U.S. based companies with significant operations outside the United States. The Fund invests the majority of its assets in common stocks of large, established companies with market capitalizations of $8 billion or more.


The Fund's investments include common stocks purchased in initial public offerings (IPOs).

The adviser determines the countries in which to invest by analyzing factors such as foreign currency movements, economic policies, political and sociological issues, foreign regulations, settlement practices and global investment flows. In selecting particular securities, the adviser considers the merits of the company itself. The adviser may select investments because of either their growth potential or their perceived fundamental value.

PRINCIPAL RISKS

As with any non-money market mutual fund, International Fund's share price will change daily because of changes in the values of the securities held by the Fund. You may lose money if you invest in the Fund. The principal risks of investing in International Fund include:


     - RISKS OF COMMON STOCKS. Prices of stocks in the Fund's portfolio may decline over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market. As you consider an investment in the Fund, you should take into account your personal tolerance for daily fluctuations of the stock market.


     - RISKS OF FOREIGN INVESTING. The Fund's investments in foreign securities subject it to risks not typically associated with U.S. investing. Because of these risks, the Fund may be subject to greater volatility than most mutual funds which invest principally in domestic securities. The Fund may experience a decline in net asset value resulting from changes in exchange rates between the United States dollar and foreign currencies. Other risks of foreign investing may include limited liquidity and volatile prices of non-U.S. securities, limited availability of information regarding non-U.S. companies, investment and repatriation restrictions, and foreign taxation.

     - RISKS OF EMERGING MARKETS. The risks of foreign investing are particularly significant in emerging markets. Stocks issued by companies located in emerging markets may exhibit greater price volatility and have less liquidity than stocks issued by companies located in developed foreign markets.


     - RISKS OF LARGE CAP COMPANIES. In the long run, large company stocks may produce more modest gains than stocks of smaller companies.


     - RISKS OF INITIAL PUBLIC OFFERINGS. Companies making initial public offerings of their stock generally have limited operating histories and prospects for future profitability may be uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market and the small number of shares available for trading.


     The Fund's total return during fiscal year 1999 was enhanced by its investments in IPOs. The effect of IPOs on the Fund's total returns going forward may not be positive, or as significant, either as a result of changes in the IPO market or growth of the Fund's assets that may reduce the Fund's total return.

FUND PERFORMANCE


The bar chart and table below provide you with information on International Fund's volatility and performance. The bar chart shows you how performance of the Fund's Class A shares has varied from year to year. The performance of other classes of shares will differ due to differences in expenses. Sales loads are not reflected in the bar chart; if they had been, returns would be lower. The table, which does reflect sales loads, compares the Fund's performance over different time periods to that of a broad measure of market performance. Remember, how the Fund has performed in the past is not necessarily an indication of how it will perform in the future.



                ANNUAL TOTAL RETURNS as of December 31 each year


[BAR GRAPH]

1999                                                                            118.00
2000                                                                            -25.31


           BEST QUARTER:      56.36%   (quarter ended December 31, 1999)
           WORST QUARTER:    -15.84    (quarter ended June 30, 2000)


              AVERAGE ANNUAL TOTAL RETURNS as of December 31, 2000


                                                                ONE YEAR    SINCE INCEPTION+
                                                                --------    ----------------
Class A shares..............................................    -28.86%          20.67%
Class B shares*.............................................    -28.41%          21.29%
Class H shares*.............................................    -28.43%          21.24%
Class C shares*.............................................    -26.61%          21.95%
MSCI EAFE**.................................................    -13.96%           5.14%


------------------------------

 * With contingent deferred sales charge. Assumes redemption on December 31, 2000.


** An unmanaged index of the stocks of Europe, Australia and the Far East.

 + Inception date: March 2, 1998.

FEES AND EXPENSES


As an investor, you pay certain fees and expenses if you buy and hold shares of International Fund. Shareholder fees are fees paid directly from your investment. Annual fund operating expenses are deducted from Fund assets. The figures below are based on expenses during the fiscal year ended October 31, 2000.



                                                                           CLASS B
                                                                CLASS A     AND H     CLASS C
                                                                SHARES     SHARES     SHARES
                                                                -------    -------    -------
SHAREHOLDER FEES
  Maximum sales charge (load) imposed on purchases (as a
     percentage of offering price)..........................     4.75%      none       none
  Maximum deferred sales charge (load) (as a percentage of
     original purchase price or redemption proceeds,
     whichever is less).....................................     none*      4.00%      1.00%
ANNUAL FUND OPERATING EXPENSES
  (as a % of average net assets)
  Management fees...........................................     1.00%      1.00%      1.00%
  Distribution and/or service (12b-1) fees..................     0.25%      1.00%      1.00%
  Other expenses............................................     0.29%      0.29%      0.29%
  Total annual fund operating expenses......................     1.54%      2.29%      2.29%


------------------------------
* A contingent deferred sales charge of 1.00% is imposed on certain redemptions of Class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. See "Shareholder Information."


EXAMPLE. This example is intended to help you compare the cost of investing in the different share classes of International Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                       CLASS B/H                        CLASS C
                                                        SHARES                          SHARES
                                                       ASSUMING        CLASS B/H       ASSUMING         CLASS C
                                                      REDEMPTION        SHARES        REDEMPTION        SHARES
                                           CLASS A     AT END OF       ASSUMING        AT END OF       ASSUMING
                                           SHARES     EACH PERIOD    NO REDEMPTION    EACH PERIOD    NO REDEMPTION
                                           -------    -----------    -------------    -----------    -------------
1 year.................................    $  624       $  592          $  232          $  332          $  232
3 years................................       938          985             715             715             715
5 years................................     1,275        1,405           1,225           1,225           1,225
10 years...............................     2,222        2,438           2,438           2,626           2,626

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

CHOOSING A SHARE CLASS

The Funds offer you a choice among multiple classes of shares with different sales charges and expenses. These alternatives enable you to choose the best method of purchasing shares, given the amount of your purchase, the length of time you expect to hold your shares, and other factors. Here is a brief summary of the different share classes offered by the Funds:

CLASS A SHARES

     - You pay a sales charge at the time of purchase. (This charge may be reduced or waived for certain purchases.)

     - There is no sales charge when you redeem your shares. (Sales in excess of $1 million that were not subject to an initial sales charge may be subject to a contingent deferred sales charge.)

     - There is an annual Rule 12b-1 fee equal to .25% of a Fund's average daily net assets.

     - Because Rule 12b-1 fees are lower, Class A shares have lower expenses and pay higher dividends than Class B, Class H or Class C shares.

CLASS B AND CLASS H SHARES

     - You do not pay any sales charge at the time of purchase.

     - There is a contingent deferred sales charge (CDSC) if you redeem shares within six years of purchase. The CDSC is 4.00% during the first two years after purchase, and declines thereafter to as low as 1.00% during the sixth year after purchase. There is no CDSC after the sixth year.

     - There is an annual Rule 12b-1 fee equal to 1.00% of a Fund's average daily net assets.

     - After eight years, shares automatically convert to Class A shares at no charge to you, resulting in a lower Rule 12b-1 fee thereafter.

     - Class B and Class H shares provide the benefit of putting your entire investment to work immediately.

     - Shares in these classes will have a higher expense ratio and pay lower dividends than Class A shares due to the higher Rule 12b-1 fee.

     - The only difference between Class B and Class H shares is the amount of the concession paid to dealers. This difference does not affect you in any way.

CLASS C SHARES

     - You do not pay any sales charge at the time of purchase.

     - There is a contingent deferred sales charge of 1.00% if you redeem shares within one year of purchase.

     - There is an annual Rule 12b-1 fee of 1.00% of a Fund's average daily net assets.

     - Shares do not convert to Class A shares. However, they are subject to a lower contingent deferred sales charge than Class B or Class H shares and do not have to be held for as long a time (one year vs. six years) to avoid paying a contingent deferred sales charge.

     - Class C shares provide the benefit of putting your entire investment to work for you immediately.

     - Shares in this class will have a higher expense ratio and pay lower dividends than Class A shares due to the higher Rule 12b-1 fee.

DECIDING WHICH CLASS TO PURCHASE

In deciding which class of shares to purchase, you should consider, among other things:


     - the length of time you expect to hold your investment,



     - the amount of any sales charge, whether imposed at the time of purchase or redemption, and Rule 12b-1 fees,

     - whether you qualify for any reduction or waiver of sales charges, e.g., if you are exempt from the sales charge, you must invest in Class A shares,

     - the various exchange privileges among the different classes of shares, and

     - the fact that Class B and Class H shares automatically convert to Class A shares after eight years.

Class A shares may be a better choice if your investment qualifies for a reduced sales charge. Class B and Class H share orders for more than $500,000 and Class C share orders for more than $1,000,000 will be treated as orders for Class A shares.

DETERMINING YOUR PURCHASE PRICE

NET ASSET VALUE OF FUND SHARES

Your purchase price is equal to a Fund's net asset value per share plus any initial sales charge. The net asset value per share is determined as of the primary closing time for business on the New York Stock Exchange (the "Exchange") on each day the Exchange is open.


Your purchase price will be the next net asset value per share of the Fund calculated after your purchase order is accepted by Fortis Investors ("Investors"), the Funds' underwriter. Orders generally must be received by Investors prior to the close of the Exchange to receive that day's price. If you purchase Fund shares through a broker-dealer other than Investors, your order must be received by your broker-dealer prior to the close of the Exchange. Investors will apply that day's price to the order if the broker-dealer places the order with Investors by the end of Investors' business day.


Each Fund's net asset value per share is determined by dividing the value of the securities and other assets owned by the Fund, less all liabilities, by the number of the Fund's shares outstanding. The securities owned by the Fund are generally valued at market value. However, there are times when market values are not readily available. In these cases, securities are valued at fair value as determined in good faith by Fortis Advisers ("Advisers"), the Funds' adviser, under supervision of the Funds' Board of Directors.

A significant portion of each Fund's assets may consist of securities of foreign issuers that trade on weekends or other days when the Fund does not price its shares. The net asset value of each Fund's shares may change on days when you will not be able to purchase or redeem your shares.

PURCHASE PRICE OF CLASS A SHARES


The purchase price of Class A Fund shares is their next net asset value per share calculated after receipt of your purchase order, plus a sales charge. Sales charges and broker-dealer concessions, which vary with the size of your purchase, are shown in the following table. A broker-dealer receives additional compensation (as a percentage of the sales charge) when its annual sales of Fortis Funds having a sales charge exceed $10,000,000 (2%), $25,000,000 (4%), and $50,000,000 (5%).



                                                      SALES CHARGE AS       SALES CHARGE AS
                                                       PERCENTAGE OF     PERCENTAGE OF THE NET    BROKER-DEALER
AMOUNT OF SALE                                        PURCHASE PRICE        AMOUNT INVESTED        CONCESSION
--------------                                        ---------------    ---------------------    -------------
Less than $100,000................................        4.75%                 4.987%               4.00%
$100,000 but less than $250,000...................        3.50%                 3.627%               3.00%
$250,000 but less than $500,000...................        2.50%                 2.564%               2.25%
$500,000 but less than $1,000,000.................        2.00%                 2.041%               1.75%
$1,000,000 or more*...............................          -0-                    -0-               1.00%


------------------------------
* You will pay a contingent deferred sales charge if you redeem these shares within two years of purchase.

In determining your sales charge above, purchases by you, your spouse, your children under the age of 21, and purchases by any tax-qualified plan of any of the foregoing (provided there is only one participant) will be combined. The above schedule also applies to (1) purchases by a trustee or fiduciary of a single trust estate or single fiduciary account, and (2) purchases by any organized group with a tax identification number, if these purchases result in economy of sales effort or expense. An organized group does not include clients of an investment advisor.

REDUCING YOUR SALES CHARGE FOR CLASS A SHARES. As shown above, larger purchases of Class A shares have a reduced sales charge. You also may reduce your sales charge through one of the special purchase plans listed below. For more information on these plans, see the Statement of Additional Information or contact your broker-dealer or sales representative. It is your obligation to notify your broker-dealer or sales representative about your eligibility for either of the following plans.


     - RIGHT OF ACCUMULATION. The sales charge discounts apply to your current purchase plus the net asset value of shares you already own in any Fortis Fund which has a sales charge.

     - STATEMENT OF INTENTION. The sales charge discounts apply to an initial purchase of at least $1,000, if you intend to purchase the balance needed to qualify within 13 months (excluding shares purchased by reinvesting dividends or capital gains).

EXEMPTIONS FROM SALES CHARGES ON CLASS A SHARES. The Statement of Additional Information contains a list of investors who are eligible to purchase Class A shares without a sales charge.


CONTINGENT DEFERRED SALES CHARGES ("CDSC"). You pay no initial sales charge on purchases of Class A shares of $1,000,000 or more. Out of its own assets, however, Investors pays broker-dealers a fee of up to 1.00% of the offering price of these shares. If you redeem these shares within two years, you will pay a CDSC of 1.00%. For more information, see "How to sell shares--Contingent deferred sales charge."


PURCHASE PRICE OF CLASS B AND CLASS H SHARES

The purchase price of Class B and Class H shares is their net asset value. Because you pay no sales charge, the Fund receives the full amount of your investment. However, if you redeem shares within six years of purchase, you will pay a CDSC at the following rates. For additional information, see "How to sell shares--Contingent deferred sales charges."

                                               CONTINGENT DEFERRED
YEAR SINCE PURCHASE                               SALES CHARGE
-------------------                            -------------------
First......................................          4.00%
Second.....................................          4.00%
Third......................................          3.00%
Fourth.....................................          3.00%
Fifth......................................          2.00%
Sixth......................................          1.00%
Seventh....................................           none
Eighth.....................................           none


Investors receives the CDSC, in part to defray expenses incurred in selling Class B and Class H shares. Investors pays broker-dealers who sell Class B shares a concession equal to 4.00% of the amount invested and an annual fee of 0.25% of the average daily net assets of the Fund attributable to such shares. Broker-dealers who sell Class H shares are paid a concession of between 5.25% and 5.50% of the amount invested.


CONVERSION TO CLASS A SHARES. Class B and Class H shares, except for those purchased by reinvestment of dividends and other distributions, will automatically convert to Class A shares after eight years. When these shares convert to Class A, a proportionate amount of Class B and H shares in your account that were purchased through the reinvestment of dividends and other distributions will also convert to Class A.

PURCHASE PRICE OF CLASS C SHARES

The purchase price of Class C shares is their net asset value. Because you pay no initial sales charge, the Fund receives the full amount of your investment. However, if you redeem your shares within one year of purchase you will pay a CDSC of 1.00%. For additional information, see "How to sell shares--Contingent deferred sales charge."


Investors receives the CDSC, in part to defray expenses incurred in selling Class C shares. Investors pays broker-dealers who sell Class C shares a concession equal to 1.00% of the amount invested and an annual fee of 1.00% of the amount invested that begins to accrue one year after the shares are sold.

RULE 12B-1 FEES

Each Fund pays Investors Rule 12b-1 fees for distribution and sale of its shares and for services provided to shareholders. These fees differ by class, as follows:

                                                         RULE 12B-1 FEE
SHARE CLASS                                      (AS A % OF AVERAGE NET ASSETS)
-----------                                      ------------------------------
Class A......................................                0.25%
Class B and Class H..........................                1.00%
Class C......................................                1.00%

These fees are paid out of a Fund's assets on an ongoing basis. Rule 12b-1 fees will increase the cost of your investment and over time may cost you more than other types of sales charges.

HOW TO BUY SHARES

You may become a shareholder in either Fund with an initial investment of $500 or more. If you invest under the Systematic Investment Plan, the minimum initial investment is $25 for the Pre-Authorized Check Plan and $50 for any other Systematic Investment Plan (except for telephone or wire orders).


The minimum subsequent investment is $50 for investments by mail ($25 for the Pre-Authorized Check Plan), $100 for investments by telephone through the Fortis Information Line and Fortis Internet Website, and $500 for other investments by telephone or by wire.


The Funds may reject any purchase order or restrict purchases at any time.


The Funds do not permit market-timing. Do not invest in these Funds if you are a market-timer.



BY PHONE



Your registered representative may make your purchase ($500 minimum) by telephoning the number on the cover page of this Prospectus. You must promptly send your check and the Account Application which accompanies this Prospectus so that Investors receives it within three business days. Please make your check payable to Fortis Investors, Inc. and mail it with your Application to "Fortis Funds, P.O. Box 9140, Minneapolis, MN 55480-9140".



If you have a bank account authorization form on file, you may invest $100-$150,000 by telephone through the automated Fortis Information Line.



BY WIRE


If you have an account with a commercial bank that is a member of the Federal Reserve System, you may purchase shares ($500 minimum) by requesting your bank to transmit immediately available funds (federal funds) by wire to:

     U.S. Bank National Association

     ABA #091000022, credit account no: 1-702-2514-1341

     Fortis Funds Purchase Account

     For further credit to: (your name)

     Fortis Account NBR (your account number)


Before making an initial investment by wire, your broker-dealer must telephone Investors at the number on the cover page of this Prospectus to open your account and obtain your account number. You must promptly send your Account Application which accompanies this Prospectus to Investors at "Fortis Funds, P.O. Box 9140, Minneapolis MN 55480-9140." You may make additional investments by wire at any time even if your initial investment was by mail. Your bank should transmit Federal Funds using the instructions above.

BY MAIL



You should complete and sign the Account Application which accompanies this Prospectus. Please make your check or other negotiable bank draft payable to Fortis Funds and mail it with your application to "Fortis Funds, P.O. Box 9140, Minneapolis MN 55480-9140."


You may make additional purchases at any time by mailing a check or other negotiable bank draft along with your confirmation stub. Be sure to identify the account to which any such purchase is to be credited by specifying the name(s) of the registered owner(s) and the account number.

SPECIAL PURCHASE PLANS

TAX-SHELTERED RETIREMENT PLANS. Individual Retirement Accounts ("IRAs"), Self-Employed, Pension, Profit Sharing, and 403(b) accounts are available.

GIFTS OR TRANSFERS TO MINOR CHILDREN. Adults can make an irrevocable gift or transfer of Fund shares in an account established for a minor.


SYSTEMATIC INVESTMENT PLAN. You may have $25 or more automatically withdrawn each month from your checking account (see the Systematic Investment Plan Authorization Agreement in the Account Application). A systematic investment plan may lower your average cost per share through the principle of "dollar cost averaging." Advisers may elect to send you confirmations for purchases made under a Systematic Investment Plan quarterly, rather than following each transaction.


EXCHANGE PRIVILEGE

You may exchange your Fund shares for the same class of shares in another Fortis Fund. You pay no exchange fee or additional sales charge for exchanges.

If you own shares of another Fortis Fund, you may exchange those shares for Fund shares of the same class. You pay no sales charge if the shares to be exchanged have already been subject to a sales charge. If you own Class E shares of another Fortis Fund, you may exchange those shares for Class A Fund shares. If you own Fortis Money Fund Class A shares, you may exchange those shares for any class of Fund shares. However, if the Fortis Money Fund Class A shares have already incurred a sales charge, exchanges will be made at net asset value and may be made only into Class A Fund shares.


You may initiate an exchange by writing to or telephoning your broker-dealer, sales representative or the Fund. You may also use the automated Fortis Information Line for exchanges of $100--$100,000. You may make a telephone exchange only if you have completed and returned the Telephone Exchange section of the Account Application. During times of chaotic economic or market circumstances, you may have difficulty reaching your broker-dealer, sales representative or the Fund by telephone. A telephone exchange may be difficult to implement at those times. (See "How to sell shares--By phone").


An exchange of shares is a sale for federal income tax purposes and you may have a taxable capital gain or loss.


Advisers has the right to change, terminate, impose charges on or restrict the frequency of exchanges. You will receive at least 30 days notice before any such change is made.



The Funds do not permit market-timing. Do not invest in these Funds if you are a market-timer.


HOW TO SELL SHARES

You may sell your shares on any day when the Exchange is open. Your redemption price will be the net asset value of your shares, less any contingent deferred sales charge.


BY MAIL


If you redeem by mail, your redemption price will be the next net asset value of your shares which is determined after the Fund receives your written redemption request in proper form (and a properly endorsed stock certificate if one has been issued).

To redeem by mail, send a written request to Fortis Funds, P.O. Box 64284, St. Paul, MN 55164-0284.

Your request should include the following information:

     - name of Fund

     - account number

     - dollar amount or number of shares to be redeemed

     - name on the account

     - signatures of all registered account owners

If you hold certificates for your shares, you must include them with your request. You should send certificates by certified mail. These certificates (and any stock powers included with your redemption request) must be endorsed and executed exactly as the Fund shares are registered.

No signature guarantee is required if you are the registered holder and the redemption proceeds are sent to your address on the Fund's records. A written redemption request requires a signature guarantee if:


     - the Fund does not have the signature of the registered holder on file and the redemption proceeds are greater than $25,000,


     - the redemption proceeds are paid to someone other than the registered holder, or

     - the redemption proceeds are sent to an address other than the address on the Fund's records.


You may obtain a signature guarantee from a bank, broker-dealer, credit union, national securities exchange, registered securities association, clearing agency, or savings association. A signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers.



BY PHONE



Your broker-dealer may place a redemption order by phone if it has a selling agreement with Investors. The proceeds will be released after the Fund receives appropriate written materials. If your broker-dealer receives your order prior to the close of the Exchange and places the order with Investors by the end of the business day, you will receive that day's price on the order. Some broker-dealers may charge a fee to process redemptions.



You may redeem up to $50,000 by calling the Funds at (800) 800-2000, extension 3012, provided that:


     - your account is not a tax-qualified plan,

     - your check is sent to the address on the Fund's records, and

     - you have not changed your address on the Fund's records for at least 30 days.


In addition, you may use the automated Fortis Information Line for redemptions of $25-$50,000 on non-tax qualified accounts.


The telephone redemption procedure is automatically available. The Funds will employ reasonable procedures to confirm that telephone instructions are genuine. The Funds will not be responsible for any losses that may result from acting on telephone instructions that they reasonably believe to be genuine. The Funds' procedures will verify your address and social security number, tape record the telephone call and provide written confirmation of the transaction. The security measures for automated telephone redemptions using the Fortis Information Line involve using a personal identification number and providing written confirmation of the transaction.


You may have difficulty reaching your broker-dealer, sales representative or the Funds by telephone during times of chaotic economic or market circumstances. If you are unable to reach the Funds or their agents by telephone, written instructions should be sent.


Advisers has the right to change, terminate or impose charges on the telephone redemption privilege. You will receive at least 30 days notice before any such change is made.

PAYMENT OF REDEMPTION PROCEEDS

Your redemption proceeds will be paid as soon as possible, but not later than three business days after receipt of a proper redemption request. However, if your shares were recently purchased with non-guaranteed funds, such as a personal check, the mailing of your redemption check may be delayed by up to fifteen days from the date of purchase. If you wish to avoid this delay, you should consider the wire purchase method described under "How to buy shares."

INVOLUNTARY REDEMPTIONS

Each Fund has the right to redeem accounts that fall below $500 as a result of selling or exchanging shares. If you actively participate in the Funds' Systematic Investment Plan your account will not be redeemed. Before redeeming your account, the Fund will mail you a notice of its intention to redeem and give you an opportunity to make an additional investment. If you do not make an additional investment within 60 days from the date the notice was mailed, your account will be redeemed.

SYSTEMATIC WITHDRAWAL PLAN


Each Fund has a Systematic Withdrawal Plan, which provides for voluntary automatic withdrawals of at least $50 monthly, quarterly, semiannually or annually. Deferred sales charges may apply to monthly redemptions. Confirmations for redemptions made under the Systematic Withdrawal Plan may be sent to you quarterly, rather than after each transaction. For further information about the Systematic Withdrawal Plan, contact your broker-dealer or sales representative.


REINVESTMENT PRIVILEGE

If you redeem your shares, you may reinvest the proceeds within 60 days without payment of an additional sales charge. If the shares you redeemed were subject to a CDSC, that charge will be credited to your account. The reinvested shares will be subject to the same CDSC that would have applied to the original shares. For further information, contact your broker-dealer or sales representative.

CONTINGENT DEFERRED SALES CHARGES

If you redeem shares subject to a CDSC, your CDSC will be based on the value of the shares at the time of purchase or at the time of sale, whichever is less. The CDSC does not apply to shares acquired by reinvesting income dividends or capital gain distributions.

Unless instructed otherwise, the Funds will redeem shares in the following order:

     - Shares not subject to a CDSC and having a higher Rule 12b-1 fee will be redeemed first.

     - Shares not subject to a CDSC and having a lower Rule 12b-1 fee will be redeemed next.

     - Shares subject to a CDSC then will be redeemed in the order purchased.

A CDSC is not imposed:

     - when a Fund exercises its right to liquidate accounts which are less than the minimum account size,

     - when shares are redeemed because of a shareholder's death or disability, as defined in Section 72(m)(7) of the Internal Revenue Code if satisfactory evidence is provided to the Fund,

     - with respect to Class B and H shares only, to an amount that represents, on an annual (non-cumulative) basis, up to 10% of the amount (at the time of the investment) of the shareholder's purchases, or

     - with respect to Class B, H, and C shares, to qualified plan benefit distributions due to the participant's separation from service, loans or financial hardship (excluding IRAs, SEPs, and 403(b), 457, and Fortis KEY plans) upon a Fund's receipt from the plan's administrator or trustee of written instructions detailing the reason for the distribution.

If you exchange shares subject to a CDSC for shares of a different Fortis Fund, the transaction is not subject to a CDSC. However, when you redeem the shares acquired through the exchange, you will be treated as if no exchange took place for the purpose of determining the CDSC. In addition, a CDSC is not imposed at the time that Fund shares subject to a CDSC are exchanged for shares of Fortis Money Fund or at the time those Fortis Money Fund shares are re-exchanged for shares of any Fortis Fund subject to a CDSC. In each case, however, the shares acquired will remain subject to the CDSC that would have applied to the original Fund shares.

DIVIDEND AND CAPITAL GAINS DISTRIBUTIONS

Each Fund pays dividends from any net investment income and makes distributions of any realized capital gains annually. You will receive a confirmation after each dividend or distribution.

Dividend and capital gains distributions will be reinvested in additional Fund shares of the same class at net asset value. However, you may request that dividends and/or capital gain distributions be sent to you in cash or reinvested at net asset value in shares of the same class of another Fortis Fund. If dividends and capital gains distributions are reinvested in the same Fund, the reinvestment takes place on the dividend record date. If they are reinvested in another Fortis Fund, processing normally takes one business day. If you elect cash payment, a check will be mailed within three business days after the dividend record date.

Prior to purchasing shares of a Fund, you should consider the impact of dividend or capital gains distributions which are expected to be announced or which have been announced but not paid. If you purchase shares shortly before the record date for such a distribution, you will pay the full price for the shares and then receive a portion of that price back as a taxable distribution.

TAX CONSIDERATIONS

Some of the common tax consequences of investing in the Funds are discussed below. Because everyone's tax situation is unique, be sure to consult your tax adviser.

TAXES ON DISTRIBUTIONS

Each Fund will distribute substantially all of its net income and capital gains to its shareholders. For most investors, these distributions will be taxable, whether paid in cash or reinvested.

Distributions paid from a Fund's net investment income are taxable as ordinary income. Distributions paid from the Fund's long-term capital gains are taxable as long-term gains, regardless of how long you have held your shares. The Funds expect that their distributions, if any, will consist primarily of capital gains. A significant portion of International Fund's distributions may consist of short-term capital gains that are taxed at the same rates as ordinary income.

The Funds may be required to pay withholding and other taxes imposed by foreign countries. If a Fund has more than 50% of its total assets invested in securities of foreign corporations at the end of its taxable year, it may make an election that will permit you either to claim a foreign tax credit with respect to foreign taxes paid by the Fund or to deduct those amounts as an itemized deduction on your tax return. If a Fund makes this election, you will be notified and provided with sufficient information to calculate your foreign tax credit or the amount you may deduct as foreign taxes paid.

TAXES ON TRANSACTIONS

If you sell or exchange your Fund shares, you will have a taxable event that may result in a capital gain or loss. The gain or loss will be considered long-term if you have held your shares for more than one year. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

Information about the tax status of each year's distributions will be mailed annually.

SHAREHOLDER INQUIRIES


You should direct your inquiries to your broker-dealer or sales representative or to the Funds at the telephone number or mailing address listed on the cover of this Prospectus. A $10 fee will be charged for copies of annual account summaries older than the preceding year.

FUND MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISER

Fortis Advisers, Inc. ("Advisers") is the investment adviser for the Funds and also serves as the Funds' transfer agent and dividend agent. Advisers has been managing investment company portfolios since 1949. In addition to providing investment advice, Advisers is responsible for managing each Fund's business affairs, subject to the overall authority of the Board of Directors. Advisers' address is that of the Funds.

Each Fund pays Advisers a monthly fee for providing investment advisory services. During their most recent fiscal years, the Funds paid the following investment advisory fees to Advisers:

                                                  ADVISORY FEE
                                                   AS A % OF
                                            AVERAGE DAILY NET ASSETS
                                            ------------------------
Global Fund.............................             1.00%
International Fund......................             1.00%

PORTFOLIO MANAGERS

Lucinda S. Mezey supervises the portfolio management of the Funds. Ms. Mezey, an Executive Vice President and Head of Equity Investments of Advisers since October 1997, manages equity securities for Advisers. From 1995 to October 1997, she was Chief Investment Officer, Alex Brown Capital Advisory and Trust Co., Baltimore, MD. From 1970 to 1995 she was employed by PNC Bank, Philadelphia, Pennsylvania with her last position being Senior Vice President and Head of Equity Investments.

James S. Byrd and Diane M. Gotham are primarily responsible for the day-to-day management of each Fund's portfolio. Mr. Byrd has managed the Global Fund since its inception in 1991 and Ms. Gotham began co-managing the Fund in March 1998. Mr. Byrd and Ms. Gotham have co-managed International Fund since its inception in March 1998.

Mr. Byrd has been an Executive Vice President of Advisers since 1995, prior to which he was a Vice President of Advisers and Investors. Ms. Gotham has been a Vice President of Advisers since 1998, prior to which she was a securities analyst for Advisers since 1994.

MORE INFORMATION ON FUND OBJECTIVES, INVESTMENT

STRATEGIES AND RISKS
--------------------------------------------------------------------------------

OBJECTIVES

The Funds' objectives, which are described above under "The Funds," may be changed without shareholder approval.

INVESTMENT STRATEGIES

The principal investment strategies of the Funds are described above under "The Funds" and in more detail below. These are the strategies that Advisers believes are most likely to be important in trying to achieve the Funds' goals. Of course, there is no guarantee that either Fund will achieve its goal. You should be aware that each Fund may also use strategies and invest in securities that are not described below, but that are described in the Statement of Additional Information.

GLOBAL GROWTH PORTFOLIO

Global Fund pursues its objective by investing primarily in common stocks of issuers located in various countries and regions of the world, including the United States. The Fund's investments may include securities representing underlying international securities, such as American Depositary Receipts and Global Depositary Receipts, and securities of other investment companies. Issues of any one country other than the United States and Japan generally will represent no more than 25% of the Fund's total assets.


To generate income that will be used to defray Fund expenses, the Fund may lend securities representing up to 30% of the value of its total assets to broker-dealers and other institutions.


INTERNATIONAL EQUITY PORTFOLIO

International Fund pursues its objectives by investing primarily in common stocks which trade in markets other than the United States. The Fund's investments may include securities representing underlying international securities, such as American Depositary Receipts and Global Depositary Receipts, and securities of other investment companies.

Advisers determines the countries in which to invest by analyzing factors such as foreign currency movements, economic policies, political and sociological issues, foreign regulations, settlement practices and global investment flows. In selecting particular securities, the merits of the company itself are considered. Advisers may select investments because of either their growth potential or their perceived fundamental value. In seeking companies with growth potential, Advisers attempts to identify companies whose earnings and revenue growth potential exceed industry averages. These companies typically have correspondingly higher than average valuation levels. In seeking fundamental value, Advisers attempts to identify companies whose shares appear inexpensive relative to anticipated profit and dividend growth. Often a stock is "out of favor" and priced low relative to the company's potential earnings, cash flow and book value.


To generate income that will be used to defray Fund expenses, the Fund may lend securities representing up to 30% of the value of its total assets to broker-dealers and other institutions.


TEMPORARY INVESTMENTS

If, in the judgment of Advisers, business or financial conditions warrant, each Fund may assume a temporary defensive position and invest up to 100% of its assets in high quality money market instruments (denominated in U.S. dollars or foreign currencies) or hold its assets in cash. Being invested in these securities may keep a Fund from participating in a market upswing and prevent the Fund from achieving its investment objective.

PORTFOLIO TURNOVER

Before investing in any mutual fund you should review its portfolio turnover rate for an indication of the potential effect of transaction costs on the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high portfolio turnover rates may be more likely than low-turnover funds to generate capital gains that must be distributed to shareholders as taxable income. Historically, the Funds have had relatively low portfolio turnover rates (significantly less than 100%).

PRINCIPAL RISKS

The principal risks of investing in the Funds are summarized above under "The Funds." More information about Fund risks is presented below. Please remember, you may lose money if you invest in the Funds.

     - MARKET RISK. All stocks are subject to price movements due to changes in general economic conditions, changes in the level of prevailing interest rates, changes in investor perceptions of the market, or the outlook for overall corporate profitability.

     - COMPANY RISK. Individual stocks can perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company.

     - SECTOR RISK. The stocks of companies within specific industries or sectors of the economy can periodically perform differently than the overall stock market. This can be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions of a particular industry or sector.

     - RISKS OF FOREIGN INVESTING. Foreign investing involves risks not typically associated with U.S. investing. These risks include:

        Currency risk. Because the Funds invest in securities denominated in currencies other than the U.S. dollar, and because the Funds may hold foreign currencies, the Funds may be affected favorably or unfavorably by changes in currency exchange rates. Changes in exchange rates will affect a Fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. Attempts by a Fund to minimize the effect of currency fluctuations through the use of foreign currency hedging transactions may not be successful or the Fund's hedging transactions may cause the Fund to be unable to take advantage of a favorable change in the value of foreign currencies.

        Information risk. There may be less publicly available information about foreign securities and issuers than is available about domestic securities and issuers. In addition, foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those which apply to domestic companies.

        Foreign securities market risk. Securities of some foreign companies are less liquid than securities of comparable domestic companies, and their prices may be more volatile. In addition, there may be delays in the settlement of foreign security transactions. Trading volume on foreign stock exchanges is substantially less than that on the New York Stock Exchange. Securities traded on foreign exchanges may be subject to further risks due to the possibility of permanent or temporary termination of trading, and greater spreads between bid and asked prices for securities. In addition, there is generally less governmental supervision and regulation of foreign stock exchanges. Stock markets in emerging markets can be more volatile during periods of investment uncertainty than established major exchanges.

        Risk of investment restrictions. Some countries, particularly emerging market countries, restrict to varying degrees foreign investment in their securities markets. In some circumstances, these restrictions may limit or preclude investment in certain countries or may increase the cost of investing in securities of particular companies.

        Foreign tax risk. The Funds' income from foreign issuers may be subject to non-U.S. withholding taxes. Each Fund also may be subject to taxes on trading profits or on transfers of securities in some countries. To the extent foreign income taxes are paid by a Fund, U.S. shareholders may be entitled to a credit or deduction for U.S. tax purposes.

        Political and economic risk. International investing is subject to the risk of political, social or economic instability in the country of the issuer of a security, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets and nationalization of assets.

     - RISKS OF EMERGING MARKETS. The risks of foreign investing are of greater concern in the case of investments in emerging markets, which may exhibit greater price volatility and have less liquidity. Risks of investing in securities issued by companies in emerging market countries include, among other things, greater social, political and economic instability, lack of liquidity and greater price volatility due to small market size and low trading volume, certain national policies that restrict investment opportunities and the lack of a developed judicial system.

     - RISKS OF SMALLER-CAPITALIZATION COMPANIES. The securities of both U.S. and non-U.S. smaller-capitalization companies involve greater risk than is customarily associated with investments in larger companies. Smaller-capitalization companies often have limited product lines, markets or financial resources, and they may be dependent on a small, inexperienced management group. The securities of smaller-capitalization companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. The equity securities of smaller-capitalization companies frequently have experienced greater price volatility in the past than those of larger-capitalization companies, and they may be expected to do so in the future.

     - RISKS OF GROWTH STOCKS. Global Fund invests mainly in stocks of growth companies and International Fund may also invest in such stocks. Stocks of growth companies typically trade at higher multiples of current earnings than other stocks. Therefore, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If Advisers incorrectly assesses a company's prospects for earnings growth, or if its judgment about how other investors will value the company's earnings growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that Advisers had anticipated.

     - RISKS OF VALUE STOCKS. International Fund may invest in stocks of companies whose shares appear inexpensive relative to anticipated profit and dividend growth. These "value stocks" can remain undervalued for years. There is a risk that a value stock may never reach what Advisers believes is its full value, or it may even go down in value.


     - RISKS OF FORWARD CURRENCY EXCHANGE CONTRACTS, FUTURES AND OPTIONS TRANSACTIONS. Each Fund may write covered call or secured put options on stocks or stock indices, purchase put and call options on stocks or stock indices, and enter into stock index futures contracts and foreign currency forward contracts and options thereon. The Funds will engage in these transactions primarily to hedge the values of their portfolios against potential adverse movements in securities prices or currency exchange rates. The use of these derivative instruments exposes a Fund to additional investment risks and transaction costs. Risks inherent in the use of derivative instruments include:



        - the risk that securities prices or currency markets will not move in the direction that the Fund's adviser anticipates;



        - an imperfect correlation between the price of the derivative instruments and movements in the prices of the securities or currencies being hedged;



        - the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired;



        - leverage risk, which is the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment in that instrument; and,



        - particularly in the case of privately-negotiated instruments, the risk that the counterparty will fail to perform its obligations, which could leave the Fund worse off than if it had not entered into that position.



     If a Fund uses derivative instruments and if the judgment of the Fund's adviser proves incorrect, the Fund's performance could be worse off than if it had not used these instruments.


     - RISKS OF INITIAL PUBLIC OFFERINGS. International Fund's investments include common stocks purchased in Initial Public Offerings (IPOs). Most IPOs involve a higher degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories, and their prospects for future profitability may be uncertain. These companies are often engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions. They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital. They may also be dependent on limited product lines and uncertain property rights and they may need regulatory approvals. Investors in IPOs can be affected by substantial dilution in the value of their shares due to sales of additional shares, and by concentration of control in existing management and principal shareholders. Stock prices of IPOs can also be highly unstable due to the absence of a prior public market and the small number of shares available for trading. The Fund's total return during 1999 benefited from its investments in IPOs. The effect of IPOs on the Fund's total returns going forward may not be as significant, either as a result of changes in the IPO market or growth of the Fund's assets that may reduce the Fund's total return.

     - RISKS OF SECURITIES LENDING. When a Fund loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the Fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially.

     - EURO CONVERSION. On January 1, 1999, the European Monetary Union ("EMU") introduced a single currency, the Euro, which was adopted as the common legal currency for participating member countries. Existing sovereign currencies of the participating countries will remain legal tender in those countries, as denominations of the Euro, until January 1, 2002.

     Countries participating in the EMU are Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

     Whether the Euro conversion will materially affect the Funds' performance is uncertain. The Funds may be affected by the Euro's impact on the business or financial condition of European issuers held by the Funds. The ongoing process of establishing the Euro may result in market volatility. In addition, the transition to the Euro and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets. To the extent the Funds hold non-U.S. dollar (Euro or other) denominated securities, they will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

     - MANAGEMENT RISK. The Funds are actively managed by professionals with extensive money management experience and expertise. The performance of the Funds will reflect in part the ability of Advisers to select securities which are suited to achieving the Funds' investment objectives. Due to their active management, the Funds could underperform other mutual funds with similar investment objectives or the market generally.


     - INFLATION RISK. Even if the principal value of your investment in a Fund, or your income from that investment, remains constant or increases, their real value may be less in the future because of inflation. Thus, as inflation occurs, the purchasing power of your Fund shares and distributions may decline, even if their value in dollars increases.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The tables that follow present performance information about each class of shares of the Funds. This information is intended to help you understand each Fund's financial performance for the past five years or, if shorter, the period of the Fund's operations. Some of this information reflects financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned or lost on an investment in a Fund, assuming you reinvested all of your dividends and distributions.

This information has been audited by KPMG LLP, independent auditors, whose report, along with the Funds' financial statements, is included in the Funds' annual report, which is available upon request.


                                                                                           CLASS A
                                                             --------------------------------------------------------------------
                                                                                    YEAR ENDED OCTOBER 31,
                                                             --------------------------------------------------------------------
GLOBAL GROWTH PORTFOLIO                                        2000          1999          1998          1997          1996
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year.........................    $31.23        $23.18        $23.92        $21.28        $18.24
---------------------------------------------------------------------------------------------------------------------------------
Operations:
  Investment loss - net....................................      (.28)         (.17)         (.12)         (.07)         (.06)
  Net realized and unrealized gain (loss) on investments...      5.17          8.22          (.62)         2.71          3.10
---------------------------------------------------------------------------------------------------------------------------------
Total from operations......................................      4.89          8.05          (.74)         2.64          3.04
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From net realized gains on investments...................     (3.61)           --            --            --            --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year...............................    $32.51        $31.23        $23.18        $23.92        $21.28
---------------------------------------------------------------------------------------------------------------------------------
Total return@..............................................     15.44%        34.73%        (3.09%)       12.41%        16.67%
Net assets end of year (000s omitted)......................  $148,027      $130,195      $110,772      $125,268      $107,607
Ratio of expenses to average daily net assets..............      1.35%         1.41%         1.42%         1.44%         1.51%
Ratio of net investment loss to average daily net assets...      (.78%)        (.60%)        (.44%)        (.29%)        (.33%)
Portfolio turnover rate....................................        30%           49%           29%           30%           18%
---------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------
                                                                    CLASS B
                                           ----------------------------------------------------------
                                                             YEAR ENDED OCTOBER 31,
                                           ----------------------------------------------------------
GLOBAL GROWTH PORTFOLIO                     2000         1999         1998         1997         1996
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of year.......   $30.13       $22.54       $23.42       $20.98      $18.12
-----------------------------------------------------------------------------------------------------
Operations:
  Investment income (loss) - net.........     (.44)        (.63)        (.26)        (.27)       (.24)
  Net realized and unrealized gain (loss)
    on investments.......................     4.93         8.22         (.62)        2.71        3.10
-----------------------------------------------------------------------------------------------------
Total from operations....................     4.49         7.59         (.88)        2.44        2.86
-----------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From net realized gains on
    investments..........................    (3.61)          --           --           --          --
-----------------------------------------------------------------------------------------------------
Net asset value, end of year.............   $31.01       $30.13       $22.54       $23.42      $20.98
-----------------------------------------------------------------------------------------------------
Total return@............................    14.60%       33.67%       (3.76%)      11.63%      15.78%
Net assets end of year (000s omitted)....  $18,717      $14,766      $11,680      $11,446      $5,735
Ratio of expenses to average daily net
  assets.................................     2.10%        2.16%        2.17%        2.19%       2.26%
Ratio of net investment loss to average
  daily net assets.......................    (1.53%)      (1.35%)      (1.19%)      (1.03%)      (.99%)
Portfolio turnover rate..................       30%          49%          29%          30%         18%
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                                                      CLASS C
                                           -------------------------------------------------------------
                                                              YEAR ENDED OCTOBER 31,
                                           -------------------------------------------------------------
GLOBAL GROWTH PORTFOLIO                     2000           1999        1998        1997        1996
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of year.......  $30.19         $22.55      $23.43      $21.00      $18.13
--------------------------------------------------------------------------------------------------------
Operations:
  Investment income (loss) - net.........    (.41)          (.58)       (.26)       (.28)       (.23)
  Net realized and unrealized gain (loss)
    on investments.......................    4.95           8.22        (.62)       2.71        3.10
--------------------------------------------------------------------------------------------------------
Total from operations....................    4.54           7.64        (.88)       2.43        2.87
--------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From net realized gains on
    investments..........................   (3.61)            --          --          --          --
--------------------------------------------------------------------------------------------------------
Net asset value, end of year.............  $31.12         $30.19      $22.55      $23.43      $21.00
--------------------------------------------------------------------------------------------------------
Total return@............................   14.73%         33.88%      (3.76%)     11.57%      15.83%
Net assets end of year (000s omitted)....  $6,604         $5,375      $5,009      $4,664      $3,087
Ratio of expenses to average daily net
  assets.................................    1.96%(a)       2.04%(a)    2.17%       2.19%       2.26%
Ratio of net investment loss to average
  daily net assets.......................   (1.38%)(a)     (1.23%)(a)  (1.20%)     (1.04%)      (.99%)
Portfolio turnover rate..................      30%            49%         29%         30%         18%
--------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------
                                                                                          CLASS H
                                                              ---------------------------------------------------------------
                                                                                  YEAR ENDED OCTOBER 31,
                                                              ---------------------------------------------------------------
GLOBAL GROWTH PORTFOLIO                                        2000         1999         1998         1997         1996
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year..........................   $30.14       $22.54       $23.42       $20.99       $18.12
-----------------------------------------------------------------------------------------------------------------------------
Operations:
  Investment income (loss) - net............................     (.45)        (.62)        (.26)        (.28)        (.23)
  Net realized and unrealized gain (loss) on investments....     4.93         8.22         (.62)        2.71         3.10
-----------------------------------------------------------------------------------------------------------------------------
Total from operations.......................................     4.48         7.60         (.88)        2.43         2.87
-----------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From net realized gains on investments....................    (3.61)          --           --           --           --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year................................   $31.01       $30.14       $22.54       $23.42       $20.99
-----------------------------------------------------------------------------------------------------------------------------
Total return@...............................................    14.56%       33.72%       (3.76%)      11.58%       15.84%
Net assets end of year (000s omitted).......................  $25,336      $22,023      $18,531      $18,690      $10,765
Ratio of expenses to average daily net assets...............     2.10%        2.16%        2.17%        2.19%        2.26%
Ratio of net investment loss to average daily net assets....    (1.53%)      (1.35%)      (1.19%)      (1.04%)      (1.02%)
Portfolio turnover rate.....................................       30%          49%          29%          30%          18%
-----------------------------------------------------------------------------------------------------------------------------


@ These are the total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.

(a) Advisers has waived expenses for 12b-1 fees charged in excess of National Association of Securities Dealers limitations. For the years ended October 31, 2000, and October 31, 1999, had the waiver not been made, ratios of expenses and net investment loss to average daily net assets would have been 2.10% and 2.16 % for Class C, and (1.53%) and (1.35%) for Class H.

---------------------------------------------------------------------------------------------------------------------------------
                                                                   CLASS A                                   CLASS B
                                                       --------------------------------         ---------------------------------
                                                            YEAR ENDED OCTOBER 31,                   YEAR ENDED OCTOBER 31,
                                                       --------------------------------         ---------------------------------
INTERNATIONAL EQUITY PORTFOLIO                          2000         1999        1998**          2000       1999       1998**
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year...................   $17.14       $10.36      $10.46         $17.05      $10.33     $10.45
---------------------------------------------------------------------------------------------------------------------------------
Operations:
  Investment income (loss) - net.....................     (.03)          --        .02            (.17)      (.13)        --
  Net realized and unrealized gain (loss) on
    investments......................................     2.65         6.88       (.12)           2.63       6.88       (.12)
---------------------------------------------------------------------------------------------------------------------------------
Total from operations................................     2.62         6.88       (.10)           2.46       6.75       (.12)
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From investment income - net.......................     (.03)        (.10)        --              --       (.03)        --
  From net realized gains............................     (.13)          --         --            (.13)        --         --
---------------------------------------------------------------------------------------------------------------------------------
Total distribution to shareholders...................     (.16)        (.10)        --            (.13)      (.03)        --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year.........................   $19.60       $17.14      $10.36         $19.38      $17.05     $10.33
---------------------------------------------------------------------------------------------------------------------------------
Total return@........................................    15.20%       66.90%      (.96%)         14.34%     65.56%     (1.15%)
Net assets end of year (000s omitted)................  $21,827      $10,267      $3,362         $3,873      $ 959      $ 143
Ratio of expenses to average daily net assets........     1.54%        1.70%(a)   1.70%(a)*       2.29%      2.45%(a)   2.45%(a)*
Ratio of net investment income (loss) to average
  daily net assets...................................     (.25%)       (.18%)(a)   .57%(a)*      (1.00%)     (.93%)(a)  (.18%)(a)*
Portfolio turnover rate..............................       33%          62%        43%             33%        62%        43%
---------------------------------------------------------------------------------------------------------------------------------


  * Annualized.
 ** For the period March 2, 1998 (date shares first offered to the public) to October 31, 1998.

 @ These are the total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.


 (a) Advisers has voluntarily undertaken to limit annual expenses for International Equity (exclusive of interest, taxes, brokerage commission and non-recurring extraordinary charges and expenses) to 1.70% of the average daily net assets for Class A and 2.45% for Class B. For the year ended October 31, 1999, had the waiver and reimbursement of expenses not been in effect, the ratios of expenses and net investment loss to average daily net assets would have been 2.44% and (.92%) for Class A, 3.19% and (1.67%) for Class B. For the period ended October 31, 1998, the ratios of expenses and net investment loss to average daily net assets would have been 3.70% and (1.43%) for Class A, and 4.45% and (2.18%) for Class B.



---------------------------------------------------------------------------------------------------------------------------------
                                                                    CLASS C                                 CLASS H
                                                         -----------------------------         ----------------------------------
                                                            YEAR ENDED OCTOBER 31,                   YEAR ENDED OCTOBER 31,
                                                         -----------------------------         ----------------------------------
INTERNATIONAL EQUITY PORTFOLIO                            2000       1999       1998**          2000        1999       1998**
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year.....................  $17.05      $10.32     $10.45         $17.03      $10.32      $10.45
---------------------------------------------------------------------------------------------------------------------------------
Operations:
  Investment income (loss) - net.......................    (.17)      (.12)      (.01)           (.17)       (.14)      (.01)
  Net realized and unrealized gain (loss) on
    investments........................................    2.63       6.88       (.12)           2.63        6.88       (.12
---------------------------------------------------------------------------------------------------------------------------------
Total from operations..................................    2.46       6.76       (.13)           2.46        6.74       (.13)
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From investment income - net.........................      --       (.03)        --              --        (.03)        --
  From net realized gains..............................    (.13)        --         --            (.13)         --         --
---------------------------------------------------------------------------------------------------------------------------------
Total distribution to shareholders.....................    (.13)      (.03)        --            (.13)       (.03)        --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year...........................  $19.38      $17.05     $10.32         $19.36      $17.03      $10.32
---------------------------------------------------------------------------------------------------------------------------------
Total return@..........................................   14.34%     65.72%     (1.24%)         14.36%      65.53%     (1.24%)
Net assets end of year (000s omitted)..................  $1,983       $597        $31          $4,538      $1,649       $267
Ratio of expenses to average daily net assets..........    2.29%      2.45%(a)   2.45%(a)*       2.29%       2.45%(a)   2.45%(a)*
Ratio of net investment income (loss) to average daily
  net assets...........................................   (1.00%)     (.93%)(a)  (.18%)(a)*     (1.00%)      (.93%)(a)  (.18%)(a)*
Portfolio turnover rate................................      33%        62%        43%             33%         62%        43%
---------------------------------------------------------------------------------------------------------------------------------


  * Annualized.
 ** For the period March 2, 1998 (date shares first offered to the public) to October 31, 1998.


 @ These are the total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.



 (a) Advisers has voluntarily undertaken to limit annual expenses for International Equity (exclusive of interest, taxes, brokerage commission and non-recurring extraordinary charges and expenses) to 2.45% of the average daily net assets for Classes C and H. For the year ended October 31, 1999, had the waiver and reimbursement of expenses not been in effect, the ratios of expenses and net investment loss to average daily net assets would have been 3.19% and (1.67%) for Class C, and 3.19% and (1.67%) for Class H. For the period ended October 31, 1998, the ratios of expenses and net investment loss to average daily net assets would have been 4.45% and (2.18%) for Class C, and 4.45% and (2.18%) for Class H.

                                                                   [FORTIS LOGO]

FORTIS FINANCIAL GROUP
Fund management offered through Fortis Advisers, Inc. since 1949
Securities offered through Fortis Investors, Inc., member NASD, SIPC Insurance products issued by Fortis Benefits Insurance
Company & Fortis Insurance Company
P.O. Box 64284 St Paul, MN 55164-0284 (800) 800-2000
http://www.ffg.us.fortis.com

ACCOUNT APPLICATION: Complete this application to open a new Fortis account or to add services to an existing Fortis account. DO NOT USE TO OPEN A FORTIS IRA, SEP, 403(b) OR FORTIS MONEY FUND ACCOUNT. If you have questions, please call your investment professional or Fortis customer service at (800) 800-2000, extension 3012. Please complete all sections, as submission of an incomplete application may cause processing delays.

Mail to: FORTIS MUTUAL FUNDS, P.O. Box 9140, Minneapolis, MN 55480-9140

1. ACCOUNT INFORMATION
Please provide the information requested below:

[ ] INDIVIDUAL: Please print your name, social security number, U.S. citizen status.

[ ] JOINT TENANT: List all names, one social security number, one U.S. citizen status. (When one joint tenant dies, the other takes full ownership.

[ ] UNIFORM GIFT/TRANSFER TO MINORS: Provide name of custodian (only one) and minor, minor's social security number, minor's U.S. citizen status and birthdate of minor.

[ ] TRUST: List trustee and trust title, including trust date, trust's taxpayer
    ID number and include a photocopy of the first and last page of the trust agreement.

[ ] CORPORATION, ASSOCIATION, PARTNERSHIP: Include full name, taxpayer ID number. Also include a photocopy of articles of incorporation, partnership agreements, etc.

[ ] FORTIS KEY PLAN: Include social security number.

[ ] QUALIFIED PLAN: For pooled 401(k) plans, trusts and pensions, include name of plan, trustee, and plan's taxpayer ID number. (Do not use this application for a Fortis IRA).

[ ] OTHER______________________________________________________________________

Please print

_______________________________________________________________________________
Owner - individual, first joint tenant, custodian, trustee

_______________________________________________________________________________
Owner - second joint tenant, minor, trust name

_______________________________________________________________________________
Additional information, if needed

________________________________________________________________________________
Street address

______________________________________________  ______________   _______________
City                                            State            Zip

__________________________________________      ________________________________
Social security number                          Joint tenant social security
(taxpayer ID)                                   number (taxpayer ID)

_(_______)________________________________      _(________)_____________________
Daytime telephone number                        Date of birth
                                               (Uniform gift/transfer to minors)

Date of trust (if applicable)__________________________________________________
Are you a U.S. citizen? [ ] yes  [ ] no

If no, country of permanent residence___________________________________________

2. INVESTMENT ACCOUNT

A. PHONE ORDERS
Was order previously phoned in? [ ] yes [ ] no

If yes, date________________/_______/__________

Confirmation no.__________________________ Account no.__________________________
For phone orders, check must be made payable to Fortis investors.

B. MAIL-IN ORDERS
Check enclosed for $______________ (PAYABLE TO FORTIS FUNDS)

                                                         MUST INCLUDE CLASS

1)___________________________  $___________________   A [ ]  B [ ]  C [ ]  H [ ]
           Fund name             Amount or percent               Class

2)___________________________  $___________________   A [ ]  B [ ]  C [ ]  H [ ]
           Fund name             Amount or percent               Class

3)___________________________  $___________________   A [ ]  B [ ]  C [ ]  H [ ]
           Fund name             Amount or percent               Class

4)___________________________  $___________________   A [ ]  B [ ]  C [ ]  H [ ]
           Fund name             Amount or percent               Class

5)___________________________  $___________________   A [ ]  B [ ]  C [ ]  H [ ]
           Fund name             Amount or percent               Class

3. TRANSFER ON DEATH

Please indicate the primary beneficiary with "PB" after the beneficiary(ies) name(s). Indicate contingent beneficiary with "CB". Indicate lineal descendant per stirpes with "LDPS" if you want ownership to pass to the legal heirs of the primary beneficiary in the event a designated beneficiary dies before the account owner.

TOD IS ONLY AVAILABLE FOR INDIVIDUAL AND JOINT TENANTS (JTWROS) ACCOUNTS.

BENEFICIARY(IES)

_______________________________________   ___________-__________-_____________
Name                                      Social security number

_______________________________________   ___________-__________-_____________
Name                                      Social security number

_______________________________________   ___________-__________-_____________
Name                                      Social security number



95749 (c) Fortis, Inc. 11/00

ACCOUNT APPLICATION continued

4. EXEMPTION FROM SALES CHARGE
CHECK IF APPLICABLE (for net asset value purchases):

[ ] I am a member of one of the categories of persons listed under "Exemptions from sales charge" in the prospectus. I qualify for exemption from the sales charge because ____________ .

[ ] I was, within the past 60 days, the owner of a fixed annuity contract not deemed a security or a shareholder of an unrelated mutual fund with a front-end and/or deferred sales charge. I have attached the mutual fund/insurance check or copy of the redemption confirmation/surrender form.

5. DISTRIBUTION OPTIONS

If no option is selected, all distributions will be reinvested in the same Fortis funds(s) selected above. Please note that distributions can only be reinvested in the same class.

[ ] Reinvest dividends and capital gains

[ ] Dividends in cash and reinvest capital gains
    (See Section 6 for payment options.)

[ ] Dividends and capital gains in cash
    (See Section 6 for payment options.)

[ ] Distributions into another Fortis fund
    (must be same class).

______________________       _____________________
     Fund name                Fund/account number
                             (if existing account)

6. WITHDRAWAL OPTIONS

A. CASH DIVIDENDS

PLEASE FORWARD THE PAYMENT TO:

[ ] My bank. Please complete bank information in Section D, and choose one option below. Payment will be sent via U.S. mail if neither option is checked.

    [ ] Via U.S. mail
    [ ] Via ACH - electronic transfer

[ ] My address of record.

B. SYSTEMATIC WITHDRAWAL PLAN

Please consult your financial or tax advisor before electing a Systematic Withdrawal Plan.

Please redeem shares from my Fortis __________ Fund, account number ______ in the amount of $_______.

Effective withdrawal date      /     /
                         ____________________

FREQUENCY:  [ ] monthly [ ] quarterly [ ] semiannually [ ] annually

Please forward the payment to:

[ ] My bank. Please complete bank information in Section D, and choose one option below. Payment will be sent via U.S. mail if neither option is checked. Signature guarantee is required to send to any place other than address of record.

    [ ] Via U.S. mail
    [ ] Via ACH - electronic transfer

[ ] My address of record.

C. TELEPHONE OPTIONS

[ ] TELEPHONE EXCHANGE All exchanges must be into accounts that have the identical registration-ownership. All authorized signatures listed is
    Section 13 (or your registered representative with shareholder consent) can make telephone transfers.

[ ] TELEPHONE REDEMPTION ($25,000 LIMIT AND NOT AVAILABLE FOR QUALIFIED PLANS)
    If you have not changed your address in the past 60 days, you are eligible for this service. This option allows all authorized signatures in Section 13 (or your registered representative with shareholder consent) to redeem up to $25,000 from your Fortis account.

PLEASE FORWARD THE PAYMENT TO:

[ ] My bank. Please complete bank information in Section D, and choose one option below. Payment will be sent via U.S. mail if neither option is checked.

    [ ] Via U.S. mail
    [ ] Via ACH - electronic transfer

[ ] My address of record.

D. BANK INFORMATION

I request Fortis Financial Group (FFG) to pay sums due me by crediting my bank account in the form of electronic entries. This authorization will remain in effect until I notify FFG.

TYPE OF ACCOUNT: [ ] Checking  [ ] Savings

__________________________________________
Bank name
__________________________________________
Address
_____________________ ___________ ________
City                  State       Zip
__________________________________________
Name of bank account

__________________________________________
Bank account number

__________________________________________
Bank transit number

__________________________________________

(     )
__________________________________________
Bank phone number

ATTACH A VOIDED CHECK FROM YOUR BANK CHECKING ACCOUNT.

95749 (C) Fortis, Inc. 11/00         Continued

ACCOUNT APPLICATION continued

7. REDUCED FRONT-END SALES CHARGES
A. RIGHT OF ACCUMULATION

[ ] I own shares of more than one fund in the Fortis Family of Funds, which may entitle me to a reduced sales charge.

----------------------------------   --------------------------
Name on account                      Account number

----------------------------------   --------------------------
Name on account                      Account number

----------------------------------   --------------------------
Name on account                      Account number


B. STATEMENT OF INTENT

I agree to invest $_________ over a 13-month period beginning ______________ (not more than 90 days prior to this application). In understand that an additional sales charge must be paid if I do not complete my purchase.

8. PRIVILEGED ACCOUNT SERVICE
Fortis' Privileged Account Service(R) systematically rebalances your funds back to your original specifications ($10,000 minimum per account). All funds must be within the same class.

Frequency:  [ ] quarterly  [ ] semiannually  [ ] annually

---------------------------------------------------------
         Fund selected                Percentage
          (up to five)              (whole percent)

1)_________________________    _________________________

2)_________________________    _________________________

3)_________________________    _________________________

4)_________________________    _________________________

5)_________________________    _________________________

----------------------------------------------------------

9. SYSTEMATIC EXCHANGE PROGRAM
Fortis' Systematic Transfer Program allows you to transfer money from any Fortis fund, in which you have a current balance of at least $1,000 into any other Fortis fund (maximum of three), on a monthly basis. The minimum amount for each transfer is $50. Generally, transfers between funds must be made within the same class. See prospectus for details.

                                                     /         /
-------------------------------------    ----------------------------------
Fund from which shares will              Effective date
be exchanged

Fund(s) to receive investment(s):

---------------------------------------------------------------------------
                Fund                      Amount to invest monthly
---------------------------------------------------------------------------

---------------------------------------------------------------------------

---------------------------------------------------------------------------

---------------------------------------------------------------------------

10. SYSTEMATIC INVESTMENT PLAN  [ ] yes  [ ] no
These plans may be established with automatic withdrawals of $25 or more each month.

Complete the Automated Clearing House (ACH) authorization agreement form in the prospectus and attach a voided check from your bank checking account.

11. OTHER SPECIAL INSTRUCTIONS

----------------------------------------------------------------------------

----------------------------------------------------------------------------

12. DEALER/REPRESENTATIVE INFORMATION

----------------------------------------------------------------------------
Representative's name - please print

----------------------------------------------------------------------------
Name of broker/dealer

----------------------------------------------------------------------------
Branch office address

----------------------------------------------------------------------------
Representative's signature

                                (          )
----------------------------------------------------------------------------
Representative's number         Representative's phone number

----------------------------------------------------------------------------
Authorize signature of broker/dealer

13. SIGNATURE AND CERTIFICATION
I/We have received and read each appropriate fund prospectus and understand that its terms are incorporated by reference into this application. I am/We are of legal age and legal capacity.

I/We understand that this application is subject to acceptance by Fortis Investors, Inc.

I/We certify, under penalties of perjury, that:

(1) The social security number or taxpayer ID number provided is correct; and (cross out the following if not true)

(2) that the IRS has never notified me that I am subject to 31% backup withholding, or has notified me that I am no longer subject to such backup withholding.

Each person signing on behalf of any entity represents that his or her actions are authorized. It is agreed that all Fortis Funds, Fortis Investors, Fortis Advisers and their officers, directors, agents and employees will not be liable for any loss, liability, damage or expense for relying upon this application or any instruction believed genuine.

If you are not signing as an individual, state your title or capacity (include appropriate documents verifying your capacity).

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding

Authorized signature(s)

                                               /         /
-----------------------------------------------------------------------
Owner, custodian, trustee                Date

                                               /         /
-----------------------------------------------------------------------
Joint owner, trust                       Date



95749 (C) Fortis, Inc. 11/00

FORTIS FINANCIAL GROUP
Fund management offered through Fortis Advisers, Inc. since 1949
Securities offered through Fortis Investors, Inc., member NASD, SIPC Insurance products issued by Fortis Benefits Insurance
Company & Fortis Insurance Company
P.O. Box 84284 St Paul, MN 55164-0284 (800) 800-2000
http:/www.ffg.us.fortis.com                                    [FORTIS LOGO]

FORTIS INVESTORS ACCOUNT FORM     [ ]  New Client   [ ] Existing client - update

REGISTERED REPRESENTATIVES OF FORTIS INVESTORS MUST COMPLETE THIS FORM WHEN OPENING A NEW ACCOUNT OR WHEN UPDATING INFORMATION FOR AN EXISTING ACCOUNT. PLEASE PROVIDE ALL REQUESTED INFORMATION TO AVOID PROCESSING DELAYS. RETURN THIS FORM ALONG WITH THE PRODUCT APPLICATION.

[ ] Joint account registrations - Include names of both account holders.
[ ] UGMA/UTMA custodial accounts - Indicate name of custodian and minor.
    Remaining questions apply to custodian.
[ ] Trust accounts - Indicate name and date of trust and trustee(s)
[ ] Corporate accounts - Indicate name of corporation and tax identification number.

Please print:

_______________________________  _____________________________  _____________
Owner - individual, first joint Social security/tax ID number Date of Birth tenant, custodian, trustee

_______________________________  _____________________________  _____________
Owner - individual, second       Social security/tax ID number  Date of Birth
joint tenant, custodian, trustee

________________________________________ _________________  _________________
Address                                  Home phone number  Work phone number

______________________________________________  ______________   ____________
City                                            State            Zip

Are you a U.S. citizen?  [ ] yes   [ ] no -- If no, please indicate permanent
                                             residence:______________________
                                                              country
Are you associated with a NASD member firm? [ ] yes   [ ] no

Are you an officer, director, or 10% shareholder of any
public company?  [ ] yes   [ ] no

Will anyone else have authority over this account through a power-of-attorney?
[ ] yes   [ ] no

If yes, what type of power-of-attorney?
[ ] full   [ ] limited   Date executed:_______________________________________

INITIAL TRANSACTION INFORMATION:

[ ] Mutual fund(s) -- describe:________________________________________________

[ ] Annuity contract -- describe:______________________________________________

[ ] Variable universal life contract -- describe:______________________________

[ ] Other -- describe:_________________________________________________________

Initial transaction amount $_______ Total annual planned contribution $________

Source of funds:  [ ] discretionary income   [ ] savings   [ ] retirement plan

[ ] other -- describe:__________________________________________________________

Replacement of previous investment? [ ] yes [ ] no -- If yes, Fortis requires a CLIENT REPLACEMENT DISCLOSURE LETTER (99134).

95899 (c) Fortis, Inc. 11/00

FORTIS INVESTORS ACCOUNT FORM continued

NASD RULE 2310 REQUIREMENTS

All information must be provided. Fortis Investors is required to collect this information to comply with NASD and state regulations. Your responses will be treated as confidential client information.

INVESTMENT OBJECTIVE -- select the one that best describes your goal:

[ ] Growth -- long-term capital appreciation

[ ] Income --cash generating

[ ] Total return -- blend of capital appreciation, dividends and interest

RISK TOLERANCE:

[ ] conservative  [ ] moderate [ ] aggressive

INVESTMENT EXPERIENCE --  YEARS: ______

FINANCIAL PROFILE

Occupation: _______________________ Employer: ________________________

Years employed:____________________

____________________________________
ESTIMATED TOTAL ANNUAL INCOME

[ ] combined   [ ] joint

[ ] under $25,000
[ ] $25,000-$49,999
[ ] $50,000-$99,999
[ ] $100,000-$499,999
[ ] $500,000-$999,999
[ ] $1,000,000-$4,999,999
[ ] $5,000,000 and over

ESTIMATED NET WORTH
Exclusive of family residence

[ ] under $25,000
[ ] $25,000-$49,999
[ ] $50,000-$99,999
[ ] $100,000-$499,999
[ ] $500,000-$999,999
[ ] $1,000,000-$4,999,999
[ ] $5,000,000 and over

ESTIMATED FEDERAL TAX BRACKET


        _________%

ESTIMATED STATE TAX BRACKET

        _________%

____________________________________

CURRENT ASSETS AS OF     /   /
                     _______________


   TYPE                     INSTITUTION             START          ACCOUNT        SOURCE         CONTRIBUTION
OF PRODUCT                   WHERE HELD              DATE            VALUE        OF FUNDS          SCHEDULE


                                                    /   /
____________________      ___________________     ___________     $ _________     __________     _____________


                                                    /   /
____________________      ___________________     ___________     $ _________     __________     _____________


                                                    /   /
____________________      ___________________     ___________     $ _________     __________     _____________


                                                    /   /
____________________      ___________________     ___________     $ _________     __________     _____________

I HAVE RECEIVED AND READ THE APPROPRIATE PROSPECTUS FOR THE PRODUCT I AM PURCHASING. I AM OF LEGAL AGE AND CAPACITY. I HAVE PROVIDED THIS INFORMATION TO FORTIS INVESTORS, INC.

                                  /  /                                   /  /
_____________________________  __________ __________________________  __________
Client signature                  Date      Client Signature            Date

Remarks: _______________________________________________________________________

________________________________________________________________________________

[ ] If this is an application for an annuity to be a part of a qualified plan, I have reviewed the contents of the Choosing a Qualified Plan Investment brochure (#100800) with the applicant and have left a copy of the brochure with the applicant.

                                  /  /      (   )
___________________________  __________ ____________________  __________________
Registered representative         Date    Rep phone number       Rep code number

                                                                     /  /
____________________________________________________________  __________________
Registered principal -- Fortis Investors, Inc.                 Date


95899 (C) Fortis, Inc, 11/00

                                                                 [FORTIS LOGO]

FORTIS FINANCIAL GROUP
Fund management offered through Fortis Advisers, Inc. since 1949 Securities offered through Fortis Investors, Inc., member NASD, SIPC Insurance products issued by Fortis Benefits Insurance Company & Fortis Insurance Company P.O. Box 64284 St. Paul, MN 55164-0284
(800) 800-2000 http://www.ffg.us.fortis.com


FORTIS MUTUAL FUND AUTOMATED CLEARING HOUSE (ACH) AUTHORIZATION AGREEMENT

Please complete each section below to establish ACH capability to your Fortis Mutual Fund Account. For personal service, please call your investment professional or Fortis at (800) 800-2000, extension 3012. For investment options, complete Sections 1, 2, 3. For withdrawal, complete Sections 1, 2, 4, 5.

1.  FORTIS ACCOUNT INFORMATION

Account registration:

----------------------------------------------------------------------------
Owner - individual, first joint tenant, custodian, trustee

----------------------------------------------------------------------------
Owner - second joint tenant, minor, trust name

----------------------------------------------------------------------------
Additional information, if needed

----------------------------------------------------------------------------
Street address

----------------------------------------------------------------------------
City                                       State Zip
                                 (         )           -
----------------------------------------------------------------------------
Social Security number             Daytime phone number
or taxpayer I.D.

2. BANK/FINANCIAL INSTITUTION INFORMATION

PLAN TYPE:     [ ]    New plan               [ ]    Bank change

ACCOUNT TYPE:  [ ]    Checking               [ ]    Savings
               (must attach a voided check)  (must attach a deposit slip)

----------------------------------------------------------------------------
Transit number

----------------------------------------------------------------------------
Bank account number

----------------------------------------------------------------------------
Account owner(s) - please print
 (           )          -
-------------------------------------
Depositor's daytime phone number

CLEARLY PRINT THE BANK/FINANCIAL INSTITUTION'S NAME AND ADDRESS BELOW:


----------------------------------------------------------------------------
Bank name

----------------------------------------------------------------------------
Bank address

----------------------------------------------------------------------------
City                                       State     Zip
                                               /       /
----------------------------------------------------------------------------
Signature of depositor                  Date
                                               /       /
----------------------------------------------------------------------------
Signature of joint-depositor            Date

3. INVESTMENT OPTION(S)


I request Fortis Financial Group (FFG) to obtain payment of sums becoming due the company by charging my account in the form of electronic debit entries. I request and authorize the financial institution named to accept, honor and charge those entries to my account. Please allow 30 DAYS FOR COLLECTED FUNDS TO BE AVAILABLE IN YOUR FORTIS ACCOUNT.

A. [ ] INVEST BY FORTIS INFORMATION LINE AND BY FORTIS INTERNET WEBSITE (MINIMUM $25, MAXIMUM $150,000) Please allow up to four business days for deposits into Fortis funds. Transactions after 3:00 p.m. (CST) will be processed the following business day.
       *Not available on certain tax-qualified accounts including SEP, SARSEP and KEY plans.

B. [ ] Systematic investment plan:

       [ ] New plan        [ ] Change plan

       Beginning draft date:          /       /
                            ----------------------------------------------
       Account number:
                       ---------------------------------------------------

                                  Class                        Amount
           Fund            A    B    C    H         $25.00 per fund minimum

----------------------    [ ]  [ ]  [ ]  [ ]    ------------------------------
----------------------    [ ]  [ ]  [ ]  [ ]    ------------------------------
----------------------    [ ]  [ ]  [ ]  [ ]    ------------------------------
----------------------    [ ]  [ ]  [ ]  [ ]    ------------------------------
----------------------    [ ]  [ ]  [ ]  [ ]    ------------------------------

4. WITHDRAWAL OPTION(S)

I request Fortis Financial Group (FFG) to pay sums due me by crediting my bank account in the form of electronic entries. I request and authorize the financial institution to accept, honor and credit those entries to my account. Withdrawal from Fortis fund(s) requires account owner(s) signature(s) - see Section 5. (Please consult your financial or tax adviser before electing a systematic withdrawal plan. For tax qualified accounts, additional forms are required for distribution.)

FORTIS MUTUAL FUND AUTOMATED CLEARING HOUSE (ACH) AUTHORIZATION AGREEMENT continued

4. WITHDRAWAL OPTION(S) continued

A. [ ]   Cash dividends

B. [ ] Redeem via Fortis Information Line and by Fortis Internet Website (minimum $25, maximum $50,000)
         Please allow up to four business days for withdrawal to credit your bank account. Transactions after 3:00 p.m. (CST) will be processed the following business day.
         * Not available on tax qualified accounts such as IRA, SEP, SARSEP and KEY plans.

C. [ ]    Systematic withdrawal plan:
          [ ]  New plan     [ ] Change plan

          Beginning withdrawal date:          /     /
                                    ----------------------------------------
          Account number:
                         ---------------------------------------------------
                                  Class                        Amount
           Fund            A    B    C    H         $25.00 per fund minimum

----------------------    [ ]  [ ]  [ ]  [ ]    ------------------------------
----------------------    [ ]  [ ]  [ ]  [ ]    ------------------------------
----------------------    [ ]  [ ]  [ ]  [ ]    ------------------------------
----------------------    [ ]  [ ]  [ ]  [ ]    ------------------------------
----------------------    [ ]  [ ]  [ ]  [ ]    ------------------------------

5. SIGNATURES

Each person signing on behalf of any entity represents that his or her actions are authorized. It is agreed that all Fortis funds, Fortis Investors, Fortis Advisers and their officers, directors, agents and employees will not be liable for any loss, liability, damage or expense for relying upon this application or any instruction believed genuine.

This authorization will remain in effect until I notify FFG. I hereby terminate any prior authorization of FFG to initiate charges to this account. I understand that any returned item or redemption of the entire account may result in termination of my automated clearing house agreement. This authorization will become effective upon acceptance by FFG at its home office.

Authorized signature(s)

X                                            /        /
 -------------------------------------  ----------------------------------
  Owner, custodian, trustee             Date
X                                            /        /
 -------------------------------------  ----------------------------------
  Joint owner, trustee                  Date

[FORTIS(SM) LOGO]

FORTIS FINANCIAL GROUP

P.O. Box 64284

St. Paul, Minnesota 55164-0284

                                   PRESORTED

                                    STANDARD
                                  U.S. POSTAGE
                                      PAID

                                Permit No. 3794


                                Minneapolis, MN


Prospectus

March 1, 2001


- Global Growth Portfolio

- International Equity Portfolio

SEC file number: 811-6297

[FORTIS(SM) LOGO]
FORTIS FINANCIAL GROUP
Fortis Advisers, Inc. (fund management since 1949)
Fortis Investors, Inc. (principal underwriter; member NASD, SIPC)
Fortis Benefits Insurance Company & Fortis Insurance Company
(issuers of FFG's insurance products)
P.O. Box 64284 - St. Paul, MN 55164-0284 - (800) 800-2000
http://www.ffg.us.fortis.com


96020 (C)Fortis, Inc. 3/01

More information about the Funds is available in the Funds' Statement of Additional Information (SAI) and annual and semiannual reports.

- STATEMENT OF ADDITIONAL INFORMATION. The SAI provides more details about the Funds and their policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into this Prospectus by reference, which means that it is legally considered part of this Prospectus.


- ANNUAL AND SEMIANNUAL REPORTS. Additional information about Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.


You can obtain a free copy of the Funds' SAI and/or free copies of the Funds' most recent annual or semiannual reports by calling (800) 800-2000, extension 3012. The material you request will be sent by first-class mail, or other means designed to ensure equally prompt delivery, within three business days of receipt of request.

You can also obtain copies by visiting the SEC's public reference room in Washington DC, or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington DC 20549-6009. For more information, call
(800) SEC-0330.

Information about the Funds is available on the Internet. Text-only versions of the Fund documents can be viewed online or downloaded from the SEC's Internet site at http://www.sec.gov.

  The Fortis logo and Fortis(SM) are servicemarks of Fortis (NL) N.V. and Fortis
                                                                            (B).

                       STATEMENT OF ADDITIONAL INFORMATION

                               DATED MARCH 1, 2001

                         FORTIS GLOBAL GROWTH PORTFOLIO
                      FORTIS INTERNATIONAL EQUITY PORTFOLIO
               EACH A SERIES OF FORTIS WORLDWIDE PORTFOLIOS, INC.


     This Statement of Additional Information is NOT a prospectus. This Statement of Additional Information relates to, and should be read together with, a prospectus for Fortis Worldwide Portfolios dated March 1, 2001. Global Growth Portfolio ("Global Fund") and International Equity Portfolio ("International Fund") are collectively referred to as the "Funds." The financial statements included as a part of the Funds' Annual Report to Shareholders for the fiscal year ended October 31, 2000 are incorporated by reference to this Statement of Additional Information. Copies of the Fund's Prospectus and/or Annual Report are available, without charge, by writing or calling Fortis Investors, Inc. ("Investors") at P.O. Box 64284, St. Paul, Minnesota 55164. Telephone: (651) 738-4000. Toll Free: (800) 800-2000.

                                TABLE OF CONTENTS

                                                                              PAGE
                                                                              ----
Fund History                                                                    1

Description of the Funds                                                        1

Investment Strategies and Risk Considerations                                   1

Investment Restrictions                                                        15

Management of the Funds                                                        17

Principal Holders of Securities                                                21

Investment Advisory and Other Services                                         22

Brokerage Allocation and Other Practices                                       25

Capital Stock                                                                  28

Pricing of Shares                                                              28

Purchase of Shares                                                             30

Redemption of Shares                                                           32

Taxation                                                                       33

Underwriter and Distribution of Shares                                         35

Performance Information                                                        36

Financial Statements                                                           38

Other Service Providers                                                        38

Limitation of Director Liability                                               39

Additional Information                                                         39

Appendix A
     Corporate Bond, Preferred Stock and Commercial Paper Ratings              40
Appendix B
     Description of Futures, Options and Forward Contracts                     44


                                  FUND HISTORY

     Global Fund and International Fund are portfolios of Fortis Worldwide Portfolios, Inc. ("Fortis Worldwide") which was incorporated in Minnesota in 1991. Global Fund commenced operations on July 8, 1991 and International Fund commenced operations on March 1, 1998.

                            DESCRIPTION OF THE FUNDS

     Fortis Worldwide is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. Fortis Worldwide currently has two investment portfolios. Each Fund is an open-end investment company, which means that a Fund generally must redeem an investor's shares upon request. Although each Fund originally registered as a non-diversified fund as defined under the 1940 Act, the Funds have in fact been operated as diversified funds and will continue to be operated in that manner. Neither Fund will operate as a non-diversified fund without first obtaining shareholder approval. The 1940 Act requires that at least 75% of a diversified fund's total assets be represented by cash and cash items (including receivables), U.S. Government securities, securities of other investment companies, and other securities for the purpose of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the fund and to not more than 10% of the outstanding voting securities of such issuer.

     Fortis Worldwide may establish other portfolios, each corresponding to a distinct investment portfolio and a distinct series of its common stock.

                  INVESTMENT STRATEGIES AND RISK CONSIDERATIONS

         This section of the Statement of Additional Information contains more information on the types of securities in which the Funds may invest and the investment strategies that the Funds may use, including securities and strategies not discussed in the Prospectus. Unless otherwise noted, investment strategies used by the Funds may be changed without the approval of shareholders.

INVESTING IN FOREIGN SECURITIES

         Foreign securities are those issued outside the United States. A security is generally considered to be issued in a particular country if:


     o the issuer is organized under the laws of, and maintains a principal office in, that country;

     o the security is issued or guaranteed by the government of that country, or by its agencies or instrumentalities;

     o    at least 50% of the issuer's assets are located in that country;

     o the issuer derives 50% or more of its revenues from operations or sales in that country; o the principal securities trading market for the security is located in that country; or o the issuer is deemed to be of that particular country by a generally-accepted outside resource, such as Bloomberg or Interactive Data.

Domestic branches of foreign banks and foreign branches of domestic banks are deemed by Advisers to be domestic, not foreign, companies. For purposes of a Fund's policy to invest a certain percentage of its assets in foreign securities, investment in ADRs and GDRs are considered to be investments in the underlying securities.

     In certain countries, governmental restrictions and other limitations on investment may affect the maximum percentage of equity ownership in any one company by a Fund. In some instances only special classes of securities may be purchased by foreigners, and the market prices, liquidity, and rights with respect to those securities may vary from shares owned by nationals. The Funds' investment adviser, Fortis Advisers, Inc. ("Advisers"), is not aware at this time of the existence of any investment or exchange control regulations which might substantially impair the operations of the Funds. Although restrictions may in the future make it undesirable to invest in certain countries, Advisers does not believe that any current repatriation restrictions would affect its decisions to invest in the countries eligible for investment by the Funds. It should be noted, however, that this situation could change at any time. The Funds have no present intention of making any significant investment in any country or stock market where the political or economic situation in the opinion of Advisers, cause such investment to be at risk of substantial or total loss.

     POLITICAL AND ECONOMIC RISKS. Investing in securities of non-U.S. companies may entail additional risks due to the potential political and economic instability of certain countries and risks of expropriation, nationalization, confiscation, or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of such expropriation, nationalization, or other confiscation, by any country, a Fund could lose its entire investment in any such country. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, rate of savings and capital reinvestment, resource self-sufficiency and balance of payments positions. It is anticipated that substantially all of the foreign equities purchased by the Funds will be listed on foreign exchanges. Trading volume on foreign and emerging market stock exchanges is substantially less than that on the New York Stock Exchange. Foreign stock exchanges also have further risks due to permanent or temporary termination of trading and greater spreads between bid and asked prices for securities in such markets. In addition, there is generally less government supervision and regulation of foreign stock exchanges. Furthermore, stock markets in emerging markets, such as nations in the Far East, while offering opportunities for substantial returns, can be more volatile during periods of investment uncertainty than established major exchanges. Shares of the Funds, therefore, are subject to greater fluctuation in value than shares of a conservative equity fund or of a fund which invests entirely in more established markets. The Funds may incur additional costs because of generally higher foreign brokerage commissions and the additional custodial costs associated with maintaining securities.

     FOREIGN INVESTMENT RESTRICTIONS. Certain countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Funds. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of securities sales by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments.

     NONUNIFORM CORPORATE DISCLOSURE STANDARDS AND GOVERNMENTAL REGULATION. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies. Most of the securities held by the Funds will not be registered with the SEC or regulators of any foreign country, nor will the issuers thereof be subject to the SEC's reporting requirements. Thus, there will be less available information concerning foreign issuers of securities held by the Funds than is available concerning U.S. issuers. In instances where the financial statements of an issuer are not deemed to reflect accurately the financial situation of the issuer, the Funds will take appropriate steps to evaluate the proposed investment, which may include on-site inspection of the issuer, interviews with its management and consultations with accountants, bankers, and other specialists.

     CURRENCY FLUCTUATIONS. Because each Fund under normal circumstances will invest at least a majority of its total assets in the securities of foreign issuers which are denominated in foreign currencies, the strength or weakness of the U.S. dollar against such foreign currencies may account for part of each Fund's investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of each Fund's holdings of securities denominated in such currency and, therefore, will cause an overall decline in each Fund's net asset value and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of such Fund.

     The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the U.S., and other economic and financial conditions affecting the world economy.

     Although each Fund values its assets daily in terms of U.S. dollars, the Funds do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Funds will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.

     ADVERSE MARKET CHARACTERISTICS. Securities of many foreign issuers may be less liquid and their prices more volatile than securities of comparable U.S. issuers. In addition, foreign securities exchanges and brokers are generally subject to less governmental supervision and regulation than in the U.S., and foreign securities exchange transactions are usually subject to fixed commissions, which are generally higher than negotiated commissions on U.S. transactions. In addition, foreign securities exchange transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of a Fund are not invested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to a Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Advisers will consider such difficulties when determining the allocation of a Fund's assets, although Advisers does not believe that such difficulties will have a material adverse effect on the Funds trading activities.

     NON-U.S. WITHHOLDING TAXES. Each Fund's net investment income from foreign issuers may be subject to non-U.S. withholding taxes, thereby reducing the Fund's net investment income.

     EMERGING MARKETS. Global Fund may invest up to 45% of its total assets and International Fund may invest without limit in equity securities in emerging markets. The risks of foreign investing are of greater concern in the case of investments in emerging markets, which may exhibit greater price volatility and have less liquidity. Further, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. These emerging market economies have also been and may continue to be adversely affected by economic conditions in the countries with which they trade.

     As used in the Prospectus and this Statement of Additional Information, emerging markets are countries categorized as emerging markets by the International Finance Corporation, the World Bank's private sector division. Such countries may be located in various regions of the world, such as the Far East, Asia, Central Europe and Latin America, and may include but are not limited to Indonesia, Malaysia, China,

India, Mexico, Argentina, Chile, Brazil, Peru, Hungary, Poland and the Czech Republic. Such markets tend to be in the less economically developed regions of the world. General characteristics of emerging market countries also include lower degrees of political stability, a high demand for capital investment, a high dependence on export markets for their major industries, a need to develop basic economic infrastructures and rapid economic growth.

DEBT OBLIGATIONS

     The debt obligations in which each Fund may invest include a variety of government bonds and corporate debt obligations. Government bonds which the Funds may purchase include debt obligations issued or guaranteed by the United States or foreign governments (including foreign states, provinces or municipalities) or their agencies, authorities or instrumentalities and also may include debt obligations issued by supranational entities, which entities are organized or supported by several national governments, such as the World Bank and the Asian Development Bank. Other debt obligations held by the Funds may include corporate bonds of U.S. and non-U.S. issuers and debt obligations convertible into equity securities or having attached warrants or rights to purchase equity securities.

RISK OF INVESTING IN DEBT OBLIGATIONS

     INTEREST RATE RISK. Interest rate risk is the risk that the value of a fixed-rate debt security will decline due to changes in market interest rates. Because the Funds may invest in fixed-rate debt securities, they are subject to interest rate risk. In general, when interest rates rise, the value of a fixed-rate debt security declines. Conversely, when interest rates decline, the value of a fixed-rate debt generally increases. Thus shareholders bear the risk that increase in market interest rate will cause the value of a Fund's investments to decline.

     CREDIT RISK. Credit risk is the risk that the issuer of a debt security will fail to make payments on the security when due. Because the Funds may invest in debt securities, they are subject to credit risk.

     CALL RISK. Many corporate bonds may be redeemed ("called") at the option of the issuer at a specified price prior to their stated maturity date. In general, it is advantageous for a corporate issuer to call its bonds if they can be refinanced through the issuance of new bonds which bear a lower interest rate than that of the called bonds. Call risk is the risk that corporate bonds will be called during a period of declining market interest rates so that such refinancing may take place.

HIGH YIELD/HIGH RISK SECURITIES

     International Fund may invest up to 25% of its total assets in securities rated lower than investment grade, commonly known as "high yield" or "junk bonds". The prices of high-yielding securities have been found to be less sensitive to changes in prevailing interest rates than higher-rated investments, but are likely to be more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. If the issuer of a fixed-income security owned by International Fund were to default, the Fund might incur additional expenses to seek recovery. The risk of loss due to default by issuers of high-yielding securities is significantly greater than that associated with higher-rated securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. In addition, periods of economic uncertainty and change can be expected to result in an increased volatility of market prices of high-yielding securities and a corresponding volatility in the net asset value of shares of the Fund.

     High-yielding securities frequently have call or redemption features that would permit an issuer to repurchase the security from the Fund. If a call were exercised by the issuer during a period of declining interest rates, the Fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Fund and dividends to shareholders.

     The secondary market for high-yielding securities is less liquid than the markets for higher-quality securities and, as such, may have an adverse effect on the market prices of certain securities. The limited liquidity of the market may also adversely affect the ability of the Fund's Board of Directors to arrive at a fair value for certain high yield securities at certain times and could make it difficult for the Fund to sell certain securities.

     There is no lower limit with respect to rating categories for securities in which International Fund may invest. Securities rated D by Standard & Poor's Ratings Services (Standard & Poor's") are in the lowest rating class, which indicates that payments are in default or that a bankruptcy petition has been filed with respect to the issuer. The lowest rated class of bonds for Moody's Investors Service, Inc. ("Moody's") is rated C. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Moody's and Standard & Poor's ratings are discussed in Appendix A.

ZERO COUPON OBLIGATIONS

     The Funds may invest in zero coupon obligations of the government and corporate issuers, including rights to "stripped" coupon and principal payments. Certain obligations are "stripped" of their coupons, and the rights to receive each coupon payment and the principal payment are sold as separate securities. Once separated, each coupon as well as the principal amount represents a different single-payment claim due from the issuer of the security. Each single-payment claim (coupon or principal) is equivalent to a zero coupon bond. A zero coupon security pays no interest to its holder during its life, and its value consists of the difference between its face value at maturity (the coupon or principal amount), if held to maturity, or its market price on the date of sale, if sold prior to maturity, and its acquisition price (the discounted "present value" of the payment to be received).

     Certain zero coupon obligations represent direct obligations of the issuer of the "stripped" coupon and principal payments. Other zero coupon obligations are securities issued by financial institutions which constitute a proportionate ownership of an underlying pool of stripped coupon or principal payments. The Funds may invest in either type of zero coupon obligation. The investment policies and restrictions applicable to corporate and government securities in a Fund shall apply equally to the Fund's investments in zero coupon securities (including, for example, minimum corporate bond ratings).

VARIABLE AMOUNT MASTER DEMAND NOTES

     The Funds may invest in variable amount master demand notes. Variable amount master demand notes allow the investment of fluctuating amounts by a Fund at varying market rates of interest pursuant to arrangements between the Fund and a financial institution which has lent money to a borrower. Variable amount master demand notes permit a series of short-term borrowings under a single note. Both the lender and the borrower have the right to reduce the amount of outstanding indebtedness at any time. Such notes provide that the interest rate on the amount outstanding varies on a daily basis depending upon a stated short-term interest rate barometer. Advisers will monitor the creditworthiness of the borrower throughout the term of the variable amount master demand note. It is not generally contemplated that such instruments will be traded and there is no secondary market for the notes. Typically, agreements relating to such notes provide that the lender shall not sell or otherwise transfer the note without the borrower's consent. Thus, variable amount master demand notes may under certain circumstances be deemed illiquid assets. However, such notes will not be considered illiquid where a Fund has a "same day withdrawal option," i.e., where it has the unconditional right to demand and receive payment in full of the principal amount then outstanding together with interest to the date of payment.

MONEY MARKET INVESTMENTS

     Under a temporary defensive strategy, pending investment of proceeds from new sales of Fund shares, or to meet ordinary daily cash needs, each Fund may hold cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest any portion or all of its assets in high quality money market instruments. Money market instruments in which the Funds may invest include, but are not limited to, the following instruments of U.S. or foreign issuers: government securities, commercial paper, bank certificates of deposit, bankers' acceptances and repurchase agreements relating to any of the foregoing. For temporary defensive reasons, such as during times of international political or economic uncertainty, most or all of a Fund's investments may be made in the United States and denominated in U.S. dollars.

COMMERCIAL BANK OBLIGATIONS

     For the purposes of the Fund's investment policies with respect to bank obligations, obligations of foreign branches of U.S. banks and of foreign banks may be obligations of the parent bank in addition to the issuing bank, or may be limited by the terms of a specific obligation and by government regulation. As with investment in non-U.S. securities in general, investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject the Funds to investment risks that are different in some respects from those of investments in obligations of domestic issuers. Although the Funds will typically acquire obligations issued and supported by the credit of U.S. or foreign banks having total assets at the time of purchase in excess of $1 billion, this $1 billion figure is not a fundamental investment policy or restriction of the Funds. For the purposes of calculation with respect to the $1 billion figure, the assets of a bank will be deemed to include the assets of its U.S. and non-U.S. branches.

DEPOSITORY RECEIPTS

     Each Fund may hold equity securities of foreign issuers in the form of American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs," which are sometimes referred to as Continental Depository Receipts or "CDRs") or other securities convertible into securities of eligible foreign issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe typically by foreign banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the U.S. securities markets and EDRs in bearer form are designed for use in European securities markets. For purposes of each Fund's investment policies, a Fund's investments in ADRs and EDRs will be deemed to be investments in the equity securities of the foreign issuers into which the ADRs and EDRs may be converted.

INVESTMENT COMPANY SECURITIES

     Each Fund may purchase shares of investment companies that invest principally in securities in which the Funds are authorized to invest. The purchase of investment company stock currently is one of the few mechanisms through which the Funds may invest in securities of companies located in certain foreign countries. A Fund's investments in shares of investment companies may include investments in S&P 500 Depository Receipts ("SPDRS") and World Equity Benchmark Shares ("WEBS"). SPDRS are shares of ownership of a unit investment trust (a type of investment company) that holds all 500 stocks included in the Standard & Poor's 500 Index. WEBS are country-specific series of securities, where each series seeks to provide investment results that generally correspond to the market yield performance of a specific Morgan

Stanley Capital International country index by investing in a portfolio of that country's equity securities. Under the 1940 Act, a Fund may not invest more than 10% of its total assets in investment companies or more than 5% of its total assets in the securities of any one investment company, nor may it own more than 3% of the outstanding voting securities of any such company. A Fund will incur additional expenses due to the duplication of expenses as a result of investing in other investment companies.

RESTRICTED AND ILLIQUID SECURITIES

     Each Fund may invest up to 15% of its net assets in illiquid securities, including "restricted" securities. Global Fund is subject to the additional restriction that it may invest no more than 10% of its total assets in securities the disposition of which may be subject to legal or contractual restrictions. For this purpose illiquid securities include, among others, (i) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (ii) options purchased over-the-counter and the cover for options written over-the-counter, and (iii) repurchase agreements not terminable within seven days. Commercial paper issued pursuant to the private placement exemption of Section 4(2) of the Securities Act of 1933 (the "1933 Act") and securities that are eligible for resale under Rule 144A under the 1933 Act that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid securities for this purpose. A restricted security is one which was originally sold in a private placement and was not registered with the Commission under the Securities Act of 1933 (the "1933 Act") and which is not free to be resold unless it is registered with the Commission or its sale is exempt from registration.

     The staff of the Securities and Exchange Commission has taken the position that the liquidity of securities in the portfolio of a fund offering redeemable securities is a question of fact for a board of directors of such a fund to determine, based upon a consideration by such board of the readily available trading markets and a review of any contractual restrictions. The SEC staff also acknowledges that, while such a board retains ultimate responsibility, it may delegate this function to the fund's investment adviser. Securities that have been determined to be liquid by the Board of Directors of Fortis Worldwide or by Advisers subject to the oversight of the Board of Directors, will not be subject to this limitation.

     The Board of Directors has adopted procedures to determine the liquidity of certain securities, including commercial paper issued pursuant to the private placement exemption of Section 4(2) of the 1933 Act and securities that are eligible for resale to qualified institutional buyers pursuant to Rule 144A under the 1933 Act. Under these procedures, factors taken into account in determining the liquidity of a security include (a) the frequency of trades and quotes for the security, (b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (c) dealer undertakings to make a market in the security, and (d) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Securities which may be determined to be liquid under such procedures include commercial paper issued pursuant to the private placement exemption of
Section 4(2) of the 1933 Act and securities that are eligible for resale under Rule 144A under the 1933 Act that have legal or contractual restrictions on resale but have a readily available market.

     Section 4(2) commercial paper or a Rule 144A security that when purchased enjoyed a fair degree of marketability may subsequently become illiquid, thereby adversely affecting the liquidity of the Funds. With respect to Rule 144A securities, investing in such securities could have the effect of increasing the level of Fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

     Illiquid securities may offer a higher yield than securities that are more readily marketable. The sale of illiquid securities, however, often requires more time and results in higher brokerage charges or dealer discounts or other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Each Fund may also be restricted in its ability to sell such securities at a time when it is advisable to do so. Illiquid securities often sell at a price lower than similar securities that are not subject to restrictions on resale.

LENDING OF PORTFOLIO SECURITIES

     Each Fund is authorized to make loans of its portfolio securities to broker-dealers or to other institutional investors. The borrower must maintain with the Fund's custodian collateral consisting of cash, U.S. short-term government securities, bank letters of credit or such other collateral as may be permitted under a Fund's investment program and by regulatory agencies and approved by the Board of Directors of Fortis Worldwide (the "Board of Directors") equal to at least 100% of the value of the borrowed securities, plus any accrued interest. For the purpose of realizing additional income, each Fund may make secured loans of portfolio securities amounting to not more than 30% of its total assets. ("Total assets" of a Fund includes the amount lent as well as the collateral securing such loans.) Securities loans are made to broker-dealers or institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent, "marked to market" on a daily basis.

     While the securities loan is outstanding, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. Each Fund has a right to call each loan and obtain the securities on same days' notice. A Fund will not have the right to vote equity securities while they are being lent, but it will call in a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by a Fund to be of good standing and will not be made unless, in the judgment of the Fund, the consideration to be earned from such loans would justify the risk.

WHEN-ISSUED OR DELAYED DELIVERY TRANSACTIONS

     The Funds may purchase or sell portfolio securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased by a Fund with payment and delivery to take place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. When a Fund enters into a delayed delivery transaction it becomes obligated to purchase securities and it has all the rights and risks attendant to ownership of a security, although delivery and payment occur at a later date. The value of fixed income securities to be delivered in the future will fluctuate as interest rates vary. Each Fund generally has the ability to close out a purchase obligation on or before the settlement date, rather than purchase the security. At the time a Fund enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of cash, U.S. Government securities or any security that is not considered restricted or illiquid at least equal to the value of the when-issued or forward commitment securities will be established and maintained with the custodian and will be marked to the market daily. During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and, thus, no interest accrues to the purchaser from the transaction.

     To the extent a Fund engages in when-issued or delayed delivery transactions, it will do so for the purpose of acquiring portfolio securities, except in the case of "roll" transactions, consistent with the Fund's investment objectives and policies and not for the purpose of investment leverage or to speculate in interest rate changes. The Funds will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but the Funds reserve the right to sell these securities before the settlement date if deemed advisable.

     The purchase of securities on a when-issued or delayed delivery basis exposes the Funds to risk because the securities may decrease in value prior to their delivery. Purchasing securities on a when-issued or delayed delivery basis involves the additional risk that the return available in the market when the delivery takes place will be higher than that obtained in the transaction itself. These risks could result in increased volatility of a Fund's net asset value to the extent the Fund purchases securities on a when-issued or delayed delivery basis while remaining substantially fully invested.

"ROLL" TRANSACTIONS

     Each Fund may engage in "roll" transactions which involve the sale of Government National Mortgage Association ("GNMA") certificates or other securities together with a commitment to purchase similar, but not identical, securities at a future date (for which the Fund may receive a fee or purchase the securities at a price that is lower than the then-current market value of such securities). Each Fund will maintain in a segregated account with a custodian cash or liquid securities in an amount sufficient to cover its obligations under "roll" transactions.

SHORT SALES AGAINST THE BOX

     A Fund may sell a security to the extent the Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment of any additional consideration. Such a short sale is referred to as a short sale "against the box." The aggregate market value of the underlying securities subject to all outstanding short sales may not exceed 5% of the net assets of a Fund.

OPTIONS

   GENERALLY.  Each Fund may:

   sell (write) covered call and secured put options; and purchase call and put options on securities written by others. The Funds may write and buy options on the same types of securities that the Funds may purchase directly.

   USE OF OPTIONS. Put and call options may be used for a variety of purposes:

   o To hedge. Options can be used to hedge against loss. For example, if a portfolio manager wishes to hedge a security that the manager owns against a decline in price, the manager may purchase a put option on the underlying security, i.e., purchase the right to sell the security to a third party at a stated price. If the underlying security then declines in price, the manager can exercise the put option, thus limiting the amount of the manager's loss resulting from the decline in price. Similarly, if the manager intends to purchase a security at some date in the future, the manager may purchase a call option on the security today in order to hedge against an increase in its price before the intended purchase date. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise or liquidation of the option, and, unless the price of the underlying security changes sufficiently, the option may expire without value to the Fund.


   o To speculate. Options also can be used for speculative purposes. For example, if a portfolio manager believes that the price of stocks generally is going to rise, the manager may purchase a call option on a stock index, the components of which are unrelated to the stocks the manager holds in a Fund or intends to purchase. If the stock index appreciates sufficiently, the Fund will realize a gain.

        If the stock index falls, the Fund will lose the premium paid for the option plus related transaction costs.

   o To increase current income. Finally, a portfolio manager may write covered call options or secured put options to increase current income. If the options expire unexercised, the Fund realizes additional current income equal to the difference between the amount of the price (premium) received for selling the option and the related transaction costs.

   WRITING CALL OPTIONS. When a Fund sells (writes) a call option, it gives a third party the right to purchase a security from the Fund at the exercise price for a stated period or on a stated date. A call option written by a Fund is "covered" if the Fund:

   o owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held in its portfolio; or

   o holds a call on the same security having the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained and segregated by the Fund in cash and other liquid assets.

By writing covered call options, a Fund might lose the potential for gain on the underlying security if the option is exercised. However, Advisers believes that this technique is a relatively low-risk way to enhance a Fund's return. The Funds will not write "uncovered" call options.

   WRITING PUT OPTIONS. When a Fund sells (writes) a put option, it gives a third party the right to sell a security to the Fund at the exercise price for a stated period or on a stated date. A put option written by a Fund is "secured" if the Fund:

   o segregates cash or other liquid assets with a value equal to the exercise price of the put; or


   o holds a put on the same security having the same principal amount as the put written and the exercise price of the put held is (a) equal to or greater than the exercise price of the put written or (b) less than the exercise price of the put written if the difference is maintained and segregated by the Fund in cash and other liquid assets.

By writing a put option, a Fund might become obligated to purchase the underlying security for more than its current market price upon exercise of the option. The Funds will not write "unsecured" put options.

   BUYING CALL OPTIONS. As a holder of a call option, a Fund has the option to buy the underlying security from the option writer at the exercise price at any time during the option period or on a stated date. If a Fund buys a call option, any loss will be limited to the premium paid for the call option and related transaction costs. A Fund may exercise the call option, permit it to expire, or sell it. By selling the call option, the Fund eliminates its position.

     A Fund may buy call options on securities that it intends to purchase to limit the risk of a substantial increase in the market price of the security. A Fund may also buy call options on securities held in its portfolio and on which it has written call options. Prior to its expiration, a call option may be sold which eliminates the Fund's position. Profit or loss from such a sale will depend on whether the amount received is more or less than the premium paid for the call option plus the related transaction costs.

   BUYING PUT OPTIONS. As the holder of a put option, a Fund has the option to sell the underlying security at the exercise price at any time during the option period or on a stated date. If a Fund buys a put option, any loss will be limited to the premium paid for the put option and related transaction costs. A Fund may exercise the put option, permit it to expire, or sell it. By selling the put option, the Fund eliminates its position.

     A Fund may buy a put option on an underlying security owned by the Fund (a "protective put") as a hedging technique to protect against an anticipated decline in the value of the security. This hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price, regardless of any decline in the underlying security's market price. For example, a put option may be purchased in order to protect unrealized appreciation of a security when the manager deems it desirable to continue to hold the security due to tax considerations. The premium paid for the put option and related transaction costs would reduce any gain realized when the underlying security is eventually sold.

     A Fund may also buy put options at a time when the Fund does not own the underlying security. By buying put options on a security it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security. If the put option is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price during the life of the put option, the Fund will lose some or all of the premium it paid to purchase the put option. For the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs.

   OPTIONS ON FINANCIAL INDICES.  Each Fund may:

   o sell (write) covered call options and secured put options on financial indices; and

   o    purchase call and put options on financial indices.

   In contrast to an option on a security, an option on a financial index provides the holder with the option to receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of the cash settlement is generally equal to:

   o the difference between the closing price of the index and the exercise price of the option, multiplied by

   o    a fixed "index multiplier".

   Thus, unlike an option on a particular security, all settlements are in cash, and gain or loss depends on price movements in the financial market generally (or in a particular industry or segment of the market) rather than price movements in an individual security.

   Covered Call Options on Financial Indices. A call option written on a financial index is "covered" if the Fund:

   o holds a diversified portfolio of securities similar to those on which the underlying index is based. However, a Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities that underlie the index and, as a result, bears a risk that the value of the securities held will not be perfectly correlated with the value of the index; or

   o holds a call on the same index and in the same principal amount as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the difference is maintained and segregated by the Fund in cash and other liquid assets.

The Funds will not write "uncovered" call options on financial indices.

     Secured Put Options on Financial Indices. A Fund may also "secure" put options on financial indices by:

     o holding a put on the same index and in the same principal amount as the put written where the exercise price of the put held is (a) equal to or greater than the exercise price of the put written or (b) less than the exercise price of the put written if the difference is maintained and segregated by the Fund in cash and other liquid assets; or

     o segregating cash or other liquid assets in an amount equal to the exercise price of the option.

The Funds will not write "unsecured" put options on financial indices.

Additional information about options is contained in Appendix B.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     FUTURES CONTRACTS. Each Fund may enter into interest rate futures contracts and stock index futures contracts for hedging purposes. The Funds may also enter into foreign currency futures contracts. Interest rate futures contracts, stock index futures contracts and foreign currency futures contracts are collectively referred to as "Futures Contracts."

     Purchases or sales of stock index futures contracts are used to attempt to protect a Fund's current or intended stock investments from broad fluctuations in stock prices. Interest rate and foreign currency futures contracts are purchased or sold to attempt to hedge against the effects of interest or exchange rate changes on a Fund's current or intended investments in fixed income or foreign securities. In the event that an anticipated decrease in the value of Fund securities occurs as a result of a general stock market decline, a general increase in interest rates, or a decline in the dollar value of foreign currencies in which Fund securities are denominated, the adverse effects of such changes may be offset, in whole or in part, by gains on the sale of Futures Contracts. Conversely, the increased cost of Fund securities to be acquired, caused by a general rise in the stock market, a general decline in interest rates, or a rise in the dollar value of foreign currencies, may be offset, in whole or in part, by gains on Futures Contracts purchased by the Fund. A Fund will incur brokerage fees when it purchases and sells Futures Contracts, and it will be required to make and maintain margin deposits.

     OPTIONS ON FUTURES CONTRACTS. The Funds may purchase and write options to buy or sell interest rate futures contracts. In addition, the Funds may purchase and write options on stock index futures contracts, and the Funds may purchase and write options on foreign currency futures contracts. Options on interest rate futures contracts, options on stock index futures contracts, and options on foreign currency futures contracts are collectively referred to as "Options on Futures Contracts." Such investment strategies will be used as a hedge and not for speculation.

     Put and call Options on Futures Contracts may be traded by a Fund in order to protect against declines in the values of Fund securities or against increases in the cost of securities to be acquired. Purchases of Options on Futures Contracts may present less risk in hedging than the purchase or sale of the underlying futures contracts since the potential loss is limited to the amount of the premium plus related transaction costs. The writing of such options, however, does not present less risk than the trading of futures contracts and will constitute only a partial hedge, up to the amount of the premium received, and, if an option is exercised, the respective Fund may suffer a loss on the transaction. Additional information regarding Futures Contracts and Options on Futures Contracts is set forth in Appendix B to the Statement of Additional Information.

FOREIGN CURRENCY FORWARD EXCHANGE CONTRACTS

     Each Fund may purchase or sell foreign currency forward exchange contracts ("forward contracts") to attempt to minimize the risk from adverse changes in the relationship between the various currencies in which each Fund invests. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date. The contract is individually negotiated and privately traded by currency traders and their customers. Each Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the price of the security ("transaction hedge") in a particular currency. Additionally, when a Fund believes that a foreign currency (for example, the British pound) may suffer a decline against any other currency or currencies in the Fund (for example, the U.S. dollar), it may enter into a forward sale contract to sell an amount of the foreign currency expected to decline (the British pound) that approximates the value of some or all of the Fund's investment securities denominated in such foreign currency (the British pound) (a "position hedge"). In such cases, a Fund also may enter into a forward sale contract to sell a foreign currency for a fixed amount in another currency (other than the U.S. dollar) where the Fund believes that the value of the currency to be sold pursuant to the forward sale contract will fall whenever there is a decline in the value of the currency (other than the U.S. dollar) in which certain portfolio securities of the Fund are denominated (a "cross-hedge").

     Under certain conditions, Securities and Exchange Commission (the "Commission") guidelines require investment companies to set aside cash or any security that is not considered illiquid in a segregated account to cover forward contracts. As required by Commission guidelines, any Fund that has the ability to enter into a forward contract for an essentially speculative purpose will, upon entering into such a transaction, segregate assets to cover such forward contracts. At the present time, no Fund may enter into speculative forward contracts. A speculative forward contract is one which, unlike the hedging situations defined above, does not have an underlying position in a security or securities. The Funds will not segregate assets to cover forward contracts entered into for hedging purposes.

     Although forward contracts will be used primarily to protect the Funds from adverse currency movements, they also involve the risk that anticipated currency movements would not be accurately predicted.

     OPTIONS ON FOREIGN CURRENCIES. The Funds may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. As in the case of other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates, although, in the event of rate movements adverse to a Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve risks which may not be present in the case of exchange-traded instruments. Additional information regarding forward contracts is set forth in Appendix B to the Statement of Additional Information.

LIMITATIONS ON INVESTMENTS IN OPTIONS, FUTURES CONTRACTS AND FORWARD CONTRACTS

     As a nonfundamental investment policy, the Funds will not enter into any options, futures or forward contract transactions if immediately thereafter the amount of premiums paid for all options, initial margin deposits on all futures contracts and/or options on futures contracts, and collateral deposited with respect to forward contracts held by or entered into by the Fund would exceed 5% of the value of such Fund's total assets. In addition, for each Fund, the aggregate value of a Fund's assets covering, subject to, or committed to all options, futures, and forward contracts will not exceed 20% of the value of the total assets of the Fund. These two restrictions do not apply to securities purchased on a when-issued, delayed delivery, or forward commitment basis as described under "When-Issued or Delayed Delivery Transactions."

RISKS OF TRANSACTIONS IN OPTIONS, FUTURES CONTRACTS AND FORWARD CONTRACTS

     The use of options, futures contracts and forward contracts involves certain risks. For example, a lack of correlation between the index or instrument underlying an option or futures contract and the assets being hedged or unexpected adverse price movements, could render a Fund's hedging strategy unsuccessful and could result in losses. A Fund also may enter into transactions in options on securities and indexes of securities for other than hedging purposes, which involves greater risk. There can be no assurance that a liquid secondary market will exist for any contract purchased or sold, and a Fund may be required to maintain a position until exercise or expiration, which could result in losses. Other risks include dependence on Advisers' ability to predict movements in the prices of individual securities, fluctuations in the general securities markets, and movements in interest rates; imperfect correlation between movements in the price of options, futures contracts, or options thereon and movements in the price of the security hedged or used for cover; the fact that skills and techniques needed to trade options, futures contracts and options thereon are different from those needed to select the securities in which the Fund invests; lack of assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon at any particular time; and the possible need to defer closing out certain options, futures contracts, and options thereon in order to continue to qualify for the beneficial tax treatment afforded regulated investment companies.

     Transactions in options, Futures Contracts, Options on Futures Contracts, and Currency Contracts may be entered into on United States exchanges regulated by the SEC or the Commodity Futures Trading Commission ("CFTC"), as well as in the over-the-counter market and on foreign exchanges. In addition, the securities underlying options and Futures Contracts traded by the Funds may include domestic as well as foreign securities. You should recognize that transactions involving foreign securities or foreign currencies, and transactions entered into in foreign countries, may involve considerations and risks not typically associated with investing in U.S. markets.

PORTFOLIO TURNOVER

     The portfolio turnover rate for a Fund is calculated by dividing the lesser of purchases or sales by such Fund of investment securities for the particular fiscal year by the monthly average value of investment securities owned by the Fund during the same fiscal year. Investment securities for purposes of this calculation do not include securities with a maturity date less than twelve months from the date of investment. A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchase or sales of investment securities for a particular year were equal to the average monthly value of the investment securities owned during such year.

     Each Fund intends to engage in portfolio trading when it is believed that the sale of a security owned by the Fund and/or the purchase of another security of better value can enhance principal and/or increase income. A security may be sold to avoid any prospective decline in market value, or a security may be purchased in anticipation of a market rise. Although the Funds do not intend generally to trade for short-term profits, the securities in the portfolio of a Fund will be sold whenever management believes it is appropriate to do so, without regard to the length of time a particular security may have been held.

                             INVESTMENT RESTRICTIONS

     Each Fund's investment objective and, except as otherwise noted, the policies by which each Fund seeks to achieve its objective, may be changed without the approval of shareholders. No changes are contemplated at this time, but a change in investment objective or policies could result in a Fund no longer being appropriate for an investor.

     Each Fund is subject to certain investment restrictions, which are set forth below. Any investment restriction that is denoted as "fundamental" may be changed only by the approval of a majority of a Fund's shareholders. In this situation, majority means the lesser of (i) 67% of the Fund's outstanding shares present at a meeting of the holders if more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the Fund's outstanding shares.

     Any investment policy or restriction in the Prospectus or this Statement of Additional Information which involves a maximum percentage of securities or assets, except those dealing with borrowing, shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets and results therefrom.

GLOBAL FUND

     The following investment restrictions are fundamental and may be changed only by the approval of shareholders. The Fund will not:

(1) Concentrate its investments, that is, invest 25% or more of its total assets in any particular industry.

(2) Buy or sell commodities or commodity contracts, including futures contracts, other than within the limitations set forth in the Prospectus and Statement of Additional Information.

(3) Purchase or sell real estate or other interests in real estate, or interests in real estate investment trusts; however, the Fund may invest in debt securities secured by real estate or interests therein or issued by corporations that invest in real estate or interests therein.

(4) Mortgage, pledge, hypothecate, or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund, provided that this restriction shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

(5) Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under applicable laws and except that the Fund may invest up to 10% of the value of its assets (at time of investment) in portfolio securities which are not registered under the applicable securities laws of the country in which such securities are traded and for which no alternative market is readily available (such securities are referred to herein as "restricted securities").

(6) Purchase securities on margin, except that the Fund, in accordance with its investment objectives and policies, may purchase securities on a when-issued and delayed delivery basis, within the limitations set forth in the Prospectus and Statement of Additional Information. The Fund may also obtain such short-term credit as it needs for the clearance of securities transactions and may make margin deposits in connection with futures contracts.

(7) Make short sales, except for sales "against the box." While a short sale is made by selling a security the Fund does not own, a short sale is "against the box" to the extent the Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment of any additional consideration.

(8) Make loans to other persons, except that it may purchase readily marketable bonds, debentures, or other debt securities, whether or not publicly distributed, enter into repurchase agreements, and make loans of portfolio securities to an aggregate of 30% of the value of its total assets, measured at the time any such loan is made.

(9) Issue senior securities, except that the Fund may purchase securities on a when-issued and delayed delivery basis and enter into roll transactions and other transactions within the limitations set forth in the Prospectus and Statement of Additional Information which may be deemed to constitute borrowing.

(10) Borrow money except from banks for temporary or emergency purposes not in excess of 33 1/3% of the value of the Fund's total assets. The Fund will not purchase securities while borrowings (including "roll" transactions) in excess of 5% of total assets are outstanding. In the event that the asset coverage for the Fund's borrowings falls below 300%, the Fund will reduce, within three days (excluding Sundays and holidays), the amount of its borrowings in order to provide for 300% asset coverage.

     The following investment restrictions may be changed without shareholder approval. The Fund will not:

(1)  Invest more than 15% of its net assets in illiquid securities.

(2) Enter into any options, futures, or forward contract transactions if immediately thereafter (a) the amount of premiums paid for all options, initial margin deposits on all futures contracts and/or options on futures contracts, and collateral deposited with respect to forward contracts held by or entered into by the Fund would exceed 5% of the value of the total assets of the Fund or (b) the Fund's assets covering, subject to, or committed to all options, futures, and forward contracts would exceed 20% of the value of the total assets of the Fund.

INTERNATIONAL FUND

      The following investment restrictions are fundamental and may be changed only by the approval of shareholders. The Fund will not:

(1) Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investments in obligations issued or guaranteed by the United States Government or its agencies and instrumentalities.

(2) Purchase or sell physical commodities (such as grains, livestock, etc.) or futures or option contracts thereon. However, the Fund may purchase or sell any forms of financial instruments or contracts that might be deemed commodities.

(3) Invest in real estate, except that the Fund may invest in securities issued by companies owning real estate or interests therein.

(4) Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under applicable laws.

(5) Make loans to other persons except that it may engage in repurchase agreements, securities lending transactions and the acquisition of debt securities in accordance with the Prospectus and Statement of Additional Information.

(6) Issue senior securities, except that the Fund may purchase securities on a when-issued and delayed delivery basis and enter into roll transactions and other transactions which may be deemed to constitute borrowing, within the limitations set forth in the Prospectus and Statement of Additional Information.

(7) Borrow money except from banks for temporary or emergency purposes not in excess of 33 1/3% of the value of the Fund's total assets. Investment securities will not be purchased for the Fund while outstanding bank borrowings exceed 5% of the value of the Fund's total assets.

     The following investment restrictions may be changed without shareholder approval. The Fund will not:

(1)  Invest more than 15% of its net assets in illiquid securities.

(2) Enter into any options, futures, or forward contract transactions if immediately thereafter (a) the amount of premiums paid for all options, initial margin deposits on all futures contracts and/or options on futures contracts, and collateral deposited with respect to forward contracts held by or entered into by the Fund would exceed 5% of the value of the total assets of the Fund or (b) the Fund's assets covering, subject to, or committed to all options, futures, and forward contracts would exceed 20% of the value of the total assets of the Fund.

                             MANAGEMENT OF THE FUNDS

     Under Minnesota law, the Board of Directors of Fortis Worldwide has overall responsibility for managing it in good faith, in a manner reasonably believed to be in the best interests of the Funds and with the care an ordinarily prudent person would exercise in similar circumstances. This management may not be delegated. The Articles of Incorporation limit the liability of directors to the fullest extent permitted by law.

     The names, addresses, principal occupations and other affiliations of directors and executive officers of Fortis Worldwide are listed below. Unless stated otherwise, all positions have been held at least five years. Each director and officer also serves as a director or officer of all investment companies managed by Advisers (the "Fund Complex"). The Fund Complex currently consists of one closed-end and eight open-end investment companies.

                                           POSITION WITH
NAME AND ADDRESS                   AGE        THE FUNDS            PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
----------------                   ---        ---------            -----------------------------------------
Richard W. Cutting                  69        Director       Certified public accountant and financial consultant.
137 Chapin Parkway
Buffalo, New York

Allen R. Freedman*                  60        Director       Director, Fortis, Inc.; prior to July 2000, Chairman
One Chase Manhattan Plaza                                    and CEO of Fortis, Inc., and Managing Director of
New York, New York                                           Fortis International, N.V.; director of Systems and
                                                             Computer Technology Corporation.

Dr. Robert M. Gavin                 60        Director       President, Cranbrook Education Community; prior to
380 Lone Pine Road                                           July 1996, President, Macalester College, St. Paul,
Bloomfield, Michigan                                         MN.



                                             POSITION WITH
NAME AND ADDRESS                    AGE        THE FUNDS           PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
----------------                    ---      -------------         -----------------------------------------
Jean L. King                        56        Director       President, Communi-King, a communications consulting
12 Evergreen Lane                                            firm, St. Paul, MN.
St. Paul, Minnesota

Dean C. Kopperud*                   48      President and    Chief Executive Officer and a Director of Advisers;
500 Bielenberg Drive                        Director         Chief Executive Officer and a Director of Investors;
Woodbury, Minnesota                                          Chief Executive Officer of Fortis Financial Group; a
                                                             Director of Fortis Benefits Insurance Company and
                                                             Senior Vice President of Fortis Insurance Company.

Phillip O. Peterson                 55        Director       Mutual Fund industry consultant; Partner of KPMG LLP
11155 Kane Trail                                             through June 1999.
Northfield, Minnesota

Robb L. Prince                      59        Director       Financial and employee benefit consultant; prior to
5108 Duggan Plaza                                            July 1995, Vice President and Treasurer, Jostens,
Edina, Minnesota                                             Inc., a producer of products and services for youth,
                                                             education, sports award, and recognition markets;
                                                             director of Analysts International Corporation.

Leonard J. Santow                   64        Director       Principal, Griggs & Santow, Inc., economic and
75 Wall Street                                               financial consultants
21st Floor
New York, New York

Noel F. Schenker                    46        Director       Senior Vice President, Marketing and New Business
1908 W. 49th Street                                          Development, Select Comfort Corporation; prior to
Minneapolis, Minnesota                                       2000, marketing consultant; prior to 1996, Senior
                                                             Vice President, Marketing and Strategic Planning,
                                                             Rollerblade, Inc.

Dr. Lemma W. Senbet                 53    Advisory Director  The William E. Mayer Professor of Finance and Chair,
4435 Van Munching Hall College                               Finance Department, University of Maryland, College
Park, Maryland                                               Park, MD; consultant, international financial
                                                             institutions.

Joseph M. Wikler                    59        Director       Investment consultant and private investor; prior to
12520 Davan Drive                                            1994, Director of Research, Chief Investment Officer,
Silve Spring, Maryland                                       Principal and a Director, The Rothschild Co., an
                                                             investment adviser, Baltimore, MD.

Gary N. Yalen                       58     Vice President    President and Chief Investment Officer of Advisers
One Chase Manhattan Plaza                                    (since 1995), Senior Vice President, Investments, of
New York, New York                                           Fortis, Inc. and a Director of United Family Life
                                                             Insurance Company; prior to 1996, President and Chief
                                                             Investment Officer, Fortis Asset Management, a former
                                                             division of Fortis, Inc.

                                            POSITION WITH
NAME AND ADDRESS                    AGE       THE FUNDS           PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
----------------                    ---     -------------         -----------------------------------------
Howard G. Hudson                    63     Vice President    Executive Vice President and Head of Fixed Income
One Chase Manhattan Plaza                                    Investments of Advisers since 1995; prior to 1996,
New York, New York                                           Senior Vice President, Fixed Income, Fortis Asset
                                                             Management.

Lucinda S. Mezey                    53     Vice President    Executive Vice President and Head of Equity
One Chase Manhattan Plaza                                    Investments of Advisers since October 1997; from 1995
New York, New York                                           to October 1997, Chief Investment Officer, Alex Brown
                                                             Capital Advisory and Trust Co., Baltimore, MD.

James S. Byrd                       49     Vice President    Executive Vice President of Advisers.
90 South 7th Street
Minneapolis, Minnesota

Nicholas L.M. de Peyster            33     Vice President    Vice President of Advisers.
One Chase Manhattan Plaza
New York, New York

Diane M. Gotham                     42     Vice President    Vice President of Advisers since 1998; from 1994 to
90 South 7th Street                                          1998, securities analyst for Advisers.
Minneapolis, Minnesota

Maroun M. Hayek                     52     Vice President    Vice President of Advisers since 1995; prior to 1996,
One Chase Manhattan Plaza                                    Vice President, Fixed Income, Fortis Asset Management.
New York, New York

Robert C. Lindberg                  47     Vice President    Vice President of Advisers.
One Chase Manhattan Plaza
New York, New York

Charles L. Mehlhouse                58     Vice President    Vice President of Advisers; prior to March 1996,
One Chase Manhattan Plaza                                    portfolio manager, Marshall & Ilsley Bank
New York, New York                                           Corporation, Milwaukee, WI.

Kevin J. Michels                    49     Vice President    Vice President of Advisers since 1995; prior to 1996,
One Chase Manhattan Plaza                                    Vice President, Administration, Fortis Asset
New York, New York                                           Management.

Christopher J. Pagano               37     Vice President    Senior Vice President of Advisers since January 2000;
One Chase Manhattan Plaza                                    from March 1996 until 2000, Vice President of
New York, New York                                           Advisers; from 1995 to March 1996, government
                                                             strategist, Merrill Lynch, New York, NY.

Kendall C. Peterson                 44     Vice President    Vice President of Advisers since August 1999; from
One Chase Manhattan Plaza                                    1985 to July 1999, Vice President and portfolio
New York, New York                                           manager at Prudential Insurance Company of America,
                                                             Newark, NJ.

                                            POSITION WITH
NAME AND ADDRESS                    AGE       THE FUNDS           PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
----------------                    ---     -------------         -----------------------------------------

Michael J. Romanowski               50     Vice President    Vice President of Advisers since 1998; from October
One Chase Manhattan Plaza                                    1995 to March 1998, portfolio manager, Value Line,
New York, New York                                           New York, NY; prior to October 1995, securities
                                                             analyst, Conning & Co., Hartford, CT.


Christopher J. Woods                40     Vice President    Vice President of Advisers since 1995; prior to 1996
One Chase Manhattan Plaza                                    Vice President, Fixed Income, Fortis Asset Management.
New York, New York

Robert W. Beltz, Jr.                51     Vice President    Vice President, Securities Operations of Advisers and
500 Bielenberg Drive                                         of Investors.
Woodbury, Minnesota

Peggy E. Ettestad                   43     Vice President    Senior Vice President, Operations of Advisers since
500 Bielenberg Drive                                         March 1997; prior to March 1997, Vice President, G.E.
Woodbury, Minnesota                                          Capital Fleet Services, Minneapolis, MN.

Tamara L. Fagely                    42     Vice President    Vice President of Advisers and of Investors since
500 Bielenberg Drive                       and Treasurer     1998; prior to 1998, Second Vice President of
Woodbury, Minnesota                                          Advisers and Investors.

Dickson W. Lewis                    51     Vice President    Senior Vice President, Marketing and Sales of
500 Bielenberg Drive                                         Advisers and of Investors since July 1997; from 1993
Woodbury, Minnesota                                          to July 1997, President and Chief Executive Officer,
                                                             Hedstrom/Blessing, Inc., Minneapolis, MN.

David A. Peterson                   58     Vice President    Vice President and Assistant General Counsel, Fortis
500 Bielenberg Drive                                         Benefits Insurance Company.
Woodbury, Minnesota

Scott R. Plummer                    41     Vice President    Vice President, Associate General Counsel and
500 Bielenberg Drive                                         Assistant Secretary of Advisers.
Woodbury, Minnesota

Rhonda J. Schwartz                  42     Vice President    Since January 1996, Senior Vice President and General
500 Bielenberg Drive                                         Counsel of Advisers, Vice President and General
Woodbury, Minnesota                                          Counsel, Life and Investment Products of Fortis
                                                             Insurance Company and Senior Vice President and
                                                             General Counsel of Fortis Benefits Insurance Company,
                                                             FFG Division; from 1994 to January 1996, Vice President, General
                                                             Counsel and  Secretary of Fortis, Inc.

Melinda S. Urion                    47     Vice President    Senior Vice President and Chief Financial Officer of
500 Bielenberg Drive                                         Advisers since 1997; from 1995 to 1997, Senior Vice
Woodbury, Minnesota                                          President of Finance and Chief Financial Officer,
                                                             American Express Financial Corporation; from 1994 to November
                                                             1995, corporate controller, American Express Financial
                                                             Corporation, Minneapolis, MN.

Michael J. Radmer                   55        Secretary      Partner, Dorsey & Whitney LLP, the Company's General
220 South Sixth Street                                       Counsel.
Minneapolis, Minnesota

   * Denotes directors who are interested persons, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Company and Advisers. Mr. Kopperud is an "interested person" of Advisers and the Company because he holds certain positions, including serving as Chief Executive Officer and a director of Advisers. Mr. Freedman is an "interested person" of Advisers and the Company because he holds a position as Director of Fortis, Inc., the parent company of Advisers.

     Each director who is not affiliated with Advisers or Investors receives fees of $100 per month, $200 per meeting attended, and between $100-$200 per committee meeting attended (and reimbursement of travel expenses to attend meetings) for each fund in the Fund Complex for which they are a director. The following table sets forth the aggregate compensation received by each director from Fortis Worldwide during the fiscal year ended October 31, 2000, as well as the total compensation received by each director from the Fund and all other registered investment companies managed by Advisers during the calendar year ended December 31, 2000. Mr. Freedman and Mr. Kopperud, who are affiliated with Advisers and Investors, did not receive any compensation. No executive officer receives any compensation from the Funds.

                                       AGGREGATE COMPENSATION               TOTAL COMPENSATION FROM
DIRECTOR                               FROM FORTIS WORLDWIDE                      FUND COMPLEX*
--------                               ---------------------                -----------------------
Richard W. Cutting                              $2,075                               $35,475
Dr. Robert M. Gavin                             $2,075                               $36,375
Benjamin S. Jaffray**                            $ 500                               $     0
Jean L. King                                    $1,975                               $36,150
Edward M. Mahoney**                              $ 500                               $     0
Phillip O. Peterson                             $1,050                               $26,100
Robb L. Prince                                  $2,075                               $38,175
Leonard J. Santow                               $2,510                               $38,275
Noel F. Schenker                                $2,075                               $36,150
Dr. Lemma W. Senbet                             $1,075                               $26,325
Joseph M. Wikler                                $2,575                               $40,875

------------------------------
* The Fund Complex consists of one closed-end and eight open-end investment companies managed by Advisers.
** Messrs. Jaffray and Mahoney retired from the Board of Directors effective
   January 1, 2000.

     Directors Gavin, King, Kopperud, Prince and Schenker are members of the Executive Committee of the Board of Directors. While the Executive Committee is authorized to act in the intervals between regular board meetings with full capacity and authority of the full Board of Directors, except as limited by law, it is expected that the Committee will meet at least twice a year.

     During the fiscal year ended October 31, 2000, Global Fund paid $5,000 and International Fund paid $750 in legal fees and expenses to a law firm of which the Funds' Secretary is a partner.

     Directors, officers and other persons affiliated with the Funds are eligible to purchase shares of the Funds without a sales charge. For more complete information about these arrangements, refer to "Purchase of Shares -Exemptions from the Sales Charge."

                         PRINCIPAL HOLDERS OF SECURITIES

     As of February 18, 2001, no person owned of record or, to the Funds' knowledge, beneficially as much as 5% of the outstanding shares of any Class of Fund shares, except as follows:

     INTERNATIONAL FUND. CLASS A -- Fortis Advisers, Inc., PO Box 64284, St. Paul, MN (18%). CLASS H -- First Trust National Association, C/F M. Judy Wardle, 1300 Country Club Drive, Findlay, OH (5%). CLASS C - First Trust National Association, C/F Dolores F. Posey, RR 5, Box 76B, Fairmont, WV (5%) and Painewebber FBO Haim Weissman & Atara Weissman JTWROS, 6 Hilltop Place, Monsey, NY (5%).

     As of February 18, 2001, the directors and executive officers as a group beneficially owned less than 1% of the outstanding shares of each class of each Fund.

                     INVESTMENT ADVISORY AND OTHER SERVICES

GENERAL

     Fortis Advisers, Inc. ("Advisers") has been the investment adviser and manager of each Fund since inception. Fortis Investors, Inc. ("Investors") acts as the Funds underwriter. Each acts pursuant to written agreements periodically approved by the directors or shareholders. The address of each is that of the Funds. As of December 31, 2000, Advisers managed thirty-three investment company portfolios with combined net assets of approximately $8.1 billion.

CONTROL AND MANAGEMENT OF ADVISERS AND INVESTORS

     Fortis, Inc. ("Fortis") owns 100% of the outstanding voting securities of Advisers, and Advisers owns all of the outstanding voting securities of Investors.

     Fortis, located in New York, New York, is a financial services company that provides specialty insurance and investment products to individuals, businesses, associations and other financial service organizations in the United States. Fortis is a part of a worldwide group of companies active in the fields of insurance, banking and investments. Fortis is jointly owned by Fortis (NL) N.V. of The Netherlands and Fortis (B) of Belgium.

     Fortis (NL) N.V. is a diversified financial services company headquartered in Utrecht, The Netherlands, where its insurance operations began in 1847. Fortis (B) is a diversified financial services company headquartered in Brussels, Belgium, where its insurance operations began in 1824. Fortis (NL) N.V. and Fortis (B) own a group of companies active in insurance, banking and financial services, and real estate development in The Netherlands, Belgium, the United States, Western Europe, and the Pacific Rim.

INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

     Advisers acts as investment adviser and manager of the Funds under an Investment Advisory and Management Agreement (the "Agreement"). Under the Agreement, Advisers, as investment adviser to the Funds, has the sole authority and responsibility to make and execute investment decisions for the applicable Fund within the framework of such Fund's investment policies, subject to review by the Board of Directors. The Agreement will terminate automatically in the event of its assignment. In addition, the Agreement is terminable at any time, without penalty, by the Board of Directors or, with respect to any particular portfolio, by vote of a majority of the outstanding voting securities of the applicable portfolio, on not more than 60 days' written notice to Advisers, and by Advisers on 60 days' notice to Fortis Worldwide. Unless sooner terminated, the Agreement shall continue in effect for more than two years after its execution only so long as such continuance is specifically approved at least annually by either the Board of Directors or, with respect to any particular portfolio, by vote of a majority of the outstanding voting securities of the applicable portfolio, provided that in either event such continuance is also approved by the vote of a majority of the directors who are not parties to the Agreement, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval.

     The Agreement provides for an investment advisory and management fee to be paid by each Fund calculated as set forth below:

                                                      ANNUAL INVESTMENT ADVISORY AND
       AVERAGE NET ASSETS OF EACH FUND                         MANAGEMENT FEE
       -------------------------------                ------------------------------
       For the first $500 million                                  1.00%
       For assets over $500 million                                0.90%

     The Funds' advisory fees are higher than those paid by many other investment companies; however, such fees are partially offset by the added costs paid by Advisers for acting as the Funds' registrar, transfer agent and dividend agent. The Agreement requires each Fund to pay all of its expenses that are not expressly assumed by Advisers or Investors. These expenses include, among others, the investment advisory and management fee, the fees and expenses of directors and officers of Fortis Worldwide who are not "affiliated persons" of Advisers, Plan of Distribution fees, interest expense, taxes, brokerage fees and commissions, fees and expenses of registering and qualifying Fortis Worldwide and its shares for distribution under Federal and state securities laws, expenses of preparing prospectuses and of printing and distributing prospectuses annually to existing shareholders, custodian charges, auditing and legal expenses, insurance expenses, association membership dues, and the expense of reports to shareholders, shareholders meetings, and proxy solicitations.

     Although investment decisions for the Funds are made independently from those of the other funds or private accounts managed by Advisers, sometimes the same security is suitable for more than one fund or account. If and when two or more funds or accounts simultaneously purchase or sell the same security, the transactions will be allocated as to price and amount in accordance with arrangements equitable to each fund or account. This simultaneous purchase or sale of the same securities by a Fund and other funds or accounts may have a detrimental effect on a Fund, as this may affect the price paid or received by a Fund or the size of the position obtainable by a Fund.

     During various fiscal periods, the Funds paid advisory and management fees as follows:

                                       ADVISORY FEES PAID DURING FISCAL YEAR ENDED:
                                       --------------------------------------------
                                  OCTOBER 31, 1998    OCTOBER 31, 1999   OCTOBER, 2000
                                  ----------------    ----------------   ----------------
          Global Fund              $ 1,592,206         $ 1,570,656         $ 2,146,014
          International Fund       $    23,598*        $    66,564         $   314,488

  * Period from date shares first offered to the public (March 2, 1998) to October 31, 1998.

EXPENSES

     Advisers bears the costs of acting as the Funds' transfer agent, registrar, and dividend agent. Advisers also furnishes the Funds with all required management services, facilities, equipment, and personnel.

     Expenses that relate exclusively to a particular Fund, such as custodian charges and registration fees for shares, are charged to that Fund. Other expenses are allocated between the Funds in an equitable manner as determined by officers of Fortis Worldwide under the supervision of the Board of Directors, usually on the basis of net assets or number of accounts.

     Advisers reserves the right, but shall not be obligated, to institute voluntary expense reimbursement programs, which, if instituted, shall be in such amounts and based on such terms and conditions as Advisers, in its sole and absolute discretion, determines. Furthermore, Advisers reserves the absolute right to discontinue any such reimbursement programs at any time without notice to the Fund.

PLAN OF DISTRIBUTION

     Fortis Worldwide has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (the "Distribution Plan'). Rule 12b-1(b) provides that any payments made by a Fund in connection with financing the distribution of its shares may only be made pursuant to a written plan describing all aspects of the proposed financing of distribution, and also requires that all agreements with any person relating to the implementation of the plan must be in writing. In addition, Rule 12b-1(b)(1) requires that such plan be approved by a majority of the applicable Fund's outstanding shares, and Rule 12b-1(b)(1) requires that such plan, together with any related agreements, be approved by a vote of the Board of Directors who are not interested persons of the applicable Fund and have no direct or indirect interest in the operation of the plan or in the agreements related to the plan, cast in person at a meeting called for the purpose of voting on such plan or agreement.

     Pursuant to the provisions of the Distribution Plan, each Fund pays Investors a monthly fee at an annual rate of .25% of each Fund's average daily net assets attributable to Class A shares and 1.00% of each Fund's average daily net assets attributable to Class B, H and C shares. Such fees are paid in connection with servicing of the shareholder accounts and in connection with distribution-related services provided with respect to the Funds.

     A portion of each Fund's total fee is paid as a distribution fee and will be used by Investors to cover expenses that are primarily intended to result in, or that are primarily attributable to, the sale of shares of a Fund ("Distribution Fees"), and the remaining portion of the fee is paid as a shareholder servicing fee and will be used by Investors to provide compensation for ongoing servicing and/or maintenance of shareholder accounts ("Shareholder Servicing Fees"). For the Class A shares, the entire fee of .25% is designated as a Distribution Fee. For the Class B, Class C and Class H shares, Investors receives a total fee of 1.00% of the average daily net assets of each such class, of which .75% is designated as a Distribution Fee and .25% is designated as a Shareholder Servicing Fee.

     Distribution Fees under the Plan include, but are not limited to, initial and ongoing sales compensation (in addition to sales charges) paid to registered representatives of Investors and to other broker-dealers; expenses incurred in the printing of prospectuses, statements of additional information and reports used for sales purposes; expenses of preparation and distribution of sales literature; expenses of advertising of any type; an allocation of Investors' overhead; and payments to and expenses of persons who provide support services in connection with the distribution of Fund shares. Shareholder Servicing Fees include all expenses of Investors incurred in connection with providing administrative or accounting services to shareholders, including, but not limited to, an allocation of Investors' overhead and payments made to persons, including employees of Investors, who respond to inquiries of shareholders, regarding their ownership of shares or their accounts with the Funds, or who provide other administrative or accounting services not otherwise required to be provided by Advisers.

     Listed below are the total distribution fees paid by the Funds and how those fees were used by Investors for the fiscal year ended October 31, 2000.

                                                     GLOBAL                             INTERNATIONAL
                                                      FUND                                   FUND
                                                     ------                             --------------

Advertising:                                         $      0                              $       0
Printing and mailing of prospectuses to
    other than current shareholders:                   38,918                                 13,314
Compensation to underwriters:                         706,789                                 94,552
Compensation to dealers:                                    0                                      0
Compensation to sales personnel:                            0                                      0
Interest, carrying or other financing
    charges:                                                0                                      0
Other (distribution-related compensation,
    sales literature, supplies, postage,
    toll-free phone):                                 192,672                                 42,854
    ----------------                                  -------                                 ------
Total                                                $938,379                              $ 150,720

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

     Advisers selects and (where applicable) negotiates commissions with broker-dealers who execute trades for each Fund. In selecting a broker-dealer to execute an equity trade, Advisers primarily considers whether the broker-dealer can provide best execution on the trade including best price for a security. Other factors that Advisers considers when selecting a broker-dealer for an equity trade include:

o competitive commissions commensurate with the value of research products and services provided to Advisers;
o    consistently good service quality;
o    adequate capital position;
o    broad market coverage;
o    continuous flow of information concerning bids and offers;
o the ability to complete, clear and settle trades in a timely and efficient manner;
o    capital usage;
o    specialized expertise;
o    access to new issues; and
o    the ability to handle large blocks of stock discreetly.

     For a fund exclusively composed of debt, rather than equity securities, portfolio transactions are effected with dealers without the payment of brokerage commissions, but at net prices which usually include a spread or markup. The volume of business done with a broker-dealer for fixed income trades is based to a large extent on the availability and competitive price of the fixed income securities that fit the strategy of the fixed income portfolio. Best execution, the quality of research, making of secondary markets and other services are also determining factors for the allocation of business when buying and selling fixed income securities. If a broker-dealer charging a higher commission or offering a larger spread is more reliable or provides better execution than a broker-dealer charging a lower commission or offering a smaller spread, then Advisers may select the broker-dealer charging a higher commission or offering a larger spread for a particular equity or fixed income trade.

     Advisers may direct orders to broker-dealers who furnish research products and services to Advisers as long as the broker-dealers meet the selection criteria outlined above. The research products and services supplement Advisers' own research and enable Advisers to obtain the views and information of others prior to making investment decisions for the Funds. Advisers has not entered and will not enter into any agreement with a broker-dealer that would prevent Advisers from obtaining best execution on a trade. During fiscal year ended October 31, 2000, the Funds directed brokerage commissions to broker-dealers who provided research services to Advisers as follows:

                                         COMMISSION PAID BY FUND
                                         -----------------------
    Global Fund
    Autranet, Inc.                               $   660
    CIS Investments                              $   474
    Instinet, Inc.                               $   135

    International Fund
    Autranet, Inc.                               $   120
    CIS Investments                              $ 2,340
    Instinet, Inc.                               $   240

     Advisers will authorize each Fund to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged only if Advisers determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or Adviser's overall responsibilities with respect to the accounts to which Advisers exercises investment discretion. In 2000, the Funds generally paid higher commissions than those obtainable from other broker-dealers in return for research products and services.

     Advisers believes that most research services obtained by it generally benefit several or all of the investment companies, insurance company accounts and private accounts which it manages, as opposed to solely benefiting one specific managed fund or account. Such research services include advice, both directly and in writing, as to the value of the securities; the advisability of investing in, purchasing, or selling securities; the availability of securities, or purchasers or sellers of securities; and analysis and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. Examples of some of the research products and services that were furnished to Advisers in 2000 include:

o    hard copy securities research services;
o    securities research software database services;
o    electronic securities trading networks; and
o statistical services useful to mutual fund directors and account representatives in evaluating the relative performance of mutual fund portfolios.

     If a broker-dealer furnishes Advisers with non-research products and services, Advisers will pay the broker-dealer for such products and services. No client brokerage will be used to pay for non-research product and services.

     The Funds contemplate purchasing most foreign equity securities in over-the-counter markets or stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. The fixed commissions paid in connection with most such foreign stock transactions generally are higher than negotiated commissions on United States transactions. There generally is less government supervision and regulation of foreign stock exchanges and brokers than in the United States. Foreign security settlements may in some instances be subject to delays and related administrative uncertainties.

     Foreign equity securities may be held by a Fund in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs," which are sometimes referred to as Continental Depository Receipts or "CDRs"), or securities convertible into foreign equity securities. ADRs or EDRs may be listed on stock exchanges, or traded in the over-the-counter markets in the United States or Europe, as the case may be. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates. The foreign and domestic debt securities and money market instruments in which the Funds may invest are generally traded in the over-the-counter markets.

     The Funds paid the following brokerage commissions for the periods indicated:

                                             FISCAL YEAR ENDED:
                                             -----------------
                          OCTOBER 31, 1998    OCTOBER 31, 1999     OCTOBER 31, 2000
                          ----------------    ----------------     ----------------
Global Fund                  $ 170,896            $ 303,961            $ 207,836
International Fund           $  14,407*           $  24,533            $ 140,000

 *  Period from inception (January 27, 1998) to October 31, 1998.

     The Funds will not effect any brokerage transactions in their Fund securities with any broker-dealer affiliated directly or indirectly with Advisers, unless such transactions, including the frequency thereof, the receipt of commissions payable in connection therewith, and the selection of the affiliated broker-dealer effecting such transactions are not unfair or unreasonable to the shareholders of the applicable Fund. No commissions were paid to any affiliate of Advisers during the fiscal years ended October 31, 1998, 1999 and 2000.

     From time to time, the Funds may acquire the securities of their regular brokers or dealers or parent companies of such brokers or dealers. The Funds acquired the following securities of its regular brokers or dealers or parent companies of such brokers or dealers during the fiscal period ended October 31, 2000:

                                                  VALUE OF SECURITIES
                                                 OWNED AT END OF PERIOD
                                                 ----------------------
   Global Fund
   U.S. Bank, N.A.                                   $ 4,863,502

   International Fund
   U.S. Bank, N.A.                                   $ 1,459,328
   Deutsche Morgan Grenfell                          $    97,135
   Nomura Securities Company                         $   339,225
   HSBC Holdings                                     $   456,309


     Advisers has developed written trade allocation procedures for its management of the securities trading activities of its clients. Advisers manages multiple funds, both public (mutual funds) and private. The purpose of the trade allocation procedures is to treat the Funds fairly and reasonably in situations where the amount of a security that is available is insufficient to satisfy the volume or price requirements of each Fund that is interested in purchasing that security. Generally, when the amount of securities available in a public offering or the secondary market is insufficient to satisfy the requirements for the interested Funds, the procedures require a pro rata allocation based upon the amounts initially requested by each Fund manager. In allocating trades made on combined basis, Advisers seeks to achieve the average price of the securities for each participating Fund.

     Because a pro rata allocation may not always adequately accommodate all facts and circumstances, the procedures provide for exceptions to allocate trades on a basis other than pro rata. Examples of where adjustments may be made include: (i) the cash position of the Funds involved in the transaction; and
(ii) the relative importance of the security to a Fund in seeking to achieve its investment objective.

                                  CAPITAL STOCK

     Each Fund's shares have a par value of $.01 per share and equal rights to share in dividends and assets. The shares possess no preemptive or conversion rights.

     The Funds currently offer their shares in multiple classes, each with different sales arrangements and bearing different expenses. Under the Articles of Incorporation, the Board of Directors is authorized to create new Funds or classes without the approval of the shareholders of the Fortis Worldwide. Each share will have a pro rata interest in the assets of the Fund to which the shares relate, and will have no interest in the assets of any other Fund. In the event of liquidation, each share of a Fund would have the same rights to dividends and assets as every other share of that Fund, except that, in the case of a Fund with more than one class of shares, such distributions will be adjusted to appropriately reflect any charges and expenses borne by each individual class.

     The Funds are not required under Minnesota law to hold annual or periodically scheduled regular meetings of shareholders. Minnesota corporation law provides for the Board of Directors to convene shareholder meetings when it deems appropriate. In addition, if a regular meeting of shareholders has not been held during the immediately preceding fifteen months, a shareholder or shareholders holding three percent or more of the voting shares may demand a regular meeting of shareholders by written notice of demand given to the chief executive officer or the chief financial officer. Within ninety days after receipt of the demand, a regular meeting of shareholders must be held at the Funds' expense. Additionally, the 1940 Act requires shareholder votes for all amendments to fundamental investment policies and restrictions and for all investment advisory contracts and amendments thereto.

     Cumulative voting is not authorized. This means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so, and in such event the holders of the remaining shares will be unable to elect any directors.

                                PRICING OF SHARES

GLOBAL FUND

     On October 31, 2000, the Fund's net asset values per share were calculated as follows:

CLASS A

Net assets ($148,027,062)      =        Net asset value per share ($32.51)
--------------------------
Shares outstanding (4,553,938)

To obtain the public offering price per share, the 4.75% sales charge must be added to the net asset value obtained above:

       $32.51                  =        Public offering price per share ($34.13)
       ------
       0.9525

CLASS B

Net assets ($18,716,863)       =        Net asset value per share ($31.01)
------------------------
Shares outstanding (603,624)

CLASS C

Net assets ($6,604,120)        =        Net asset value per share ($31.12)
-----------------------------
Shares outstanding (212,216)

CLASS H

Net assets ($25,336,190)       =        Net asset value per share ($31.01)
---------------------------
Shares outstanding (817,027)

INTERNATIONAL FUND

     On October 31, 2000, the Fund's net asset values per share were calculated as follows:

CLASS A

Net assets ($21,827,260)       =        Net asset value per share ($19.60)
----------------------------
Shares outstanding (1,113,701)

To obtain the public offering price per share, the 4.75% sales charge must be added to the net asset value obtained above:

       $19.60                  =        Public offering price per share ($20.58)
       ------
       0.9525
CLASS B

Net assets ($3,873,171)        =        Net asset value per share ($19.38)
---------------------------
Shares outstanding (199,889)

CLASS C

Net assets ($1,982,610)        =        Net asset value per share ($19.38)
---------------------------
Shares outstanding (102,312)

CLASS H

Net assets ($4,538,178)        =        Net asset value per share ($19.36)
----------------------------
Shares outstanding (234,452)

     The primary close of trading of the New York Stock Exchange (the "Exchange") currently is 3:00 P.M. (Central Time), but this time may be changed. The offering price for purchase orders received in the office of the applicable Fund after the beginning of each day the Exchange is open for trading is based on net asset value determined as of the primary closing time for business on the Exchange that day; the price in effect for orders received after such close is based on the net asset value as of such close of the Exchange on the next day the Exchange is open for trading.

     Generally, the net asset value of each Fund's shares is determined on each day on which the Exchange is open for business. The Exchange is not open for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend): New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, the net asset value of a Fund's shares need not be determined (i) on days on which changes in the value of the Fund securities of the Fund will not materially affect the current net asset value of the Fund's shares or (ii) on days during which no shares of the Fund are tendered for redemption and no orders to purchase or sell the Fund's shares are received by a Fund.

                               PURCHASE OF SHARES

EXEMPTIONS FROM SALES CHARGE

     The following purchases of Class A shares are exempt from the sales charge:

o Fortis, Inc. or its subsidiaries and the following persons associated with such companies, if all account owners fit this description:
     (1) officers and directors; (2) employees or sales representatives (including agencies and their employees); (3) spouses/domestic partners of any such persons; or (4) any of such persons' children, grandchildren, parents, grandparents, or siblings or spouses/domestic partners of any of these persons. (all such persons may continue to add to their account even after their company relationships have ended);
o Fund directors, officers, or their spouses/domestic partners (or such persons' children, grandchildren, parents, or grandparents-or spouses/domestic partners of any such persons), if all account owners fit this description;
o Representatives or employees (or their spouses) of Investors (including agencies) or of other broker-dealers having a sales agreement with Investors (or such persons' children, grandchildren, parents, or grandparents--or spouses of any such persons), if all account owners fit this description;
o Pension, profit-sharing, and other retirement plans of directors, officers, employees, representatives, and other relatives and affiliates (as set forth in the preceding three paragraphs) of the Fund, Fortis, Inc., and broker-dealers (and certain affiliated companies) having a sales agreement with Investors and purchases with the proceeds from such plans upon the retirement or employment termination of such persons;
o    Registered investment companies;
o Shareholders of unrelated mutual funds with front-end and/or deferred sales loads, to the extent that the purchase price of such Fund shares is funded by the proceeds from the redemption of shares of any such unrelated mutual fund (within 60 days of the purchase of Fund shares), provided that the shareholder's application so specifies and is accompanied either by the redemption check of such unrelated mutual fund (or a copy of the check) or a copy of the confirmation statement showing the redemption. Similarly, anyone who is or has been the owner of a fixed annuity contract not deemed a security under the securities laws who wishes to surrender such contract and invest the proceeds in a Fund, to the extent that the purchase price of such Fund shares is funded by the proceeds from the surrender of the contract (within 60 days of the purchase of Fund shares), provided that such owner's application so specifies and is accompanied either by the insurance company's check (or a copy of the check) or a copy of the insurance company surrender form. From time to time, Investors may pay commissions to broker-dealers and registered representatives on transfers from mutual funds or annuities as described above;
o Purchases by employees (including their spouses and dependent children) of banks and other financial institutions that provide referral and administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to a sales or servicing agreement with Investors; provided, however, that only those employees of such banks and other firms who as a part of their usual duties provide such services related to such transactions in Fund shares shall qualify;

o Commercial banks offering self directed 401(k) programs containing both pooled and individual investment options may purchase Fund shares for such programs at a reduced sales charge of 2.5% on sales of less than $500,000. For sales of $500,000 or more, normal sales charges apply;
o Registered investment advisers, trust companies, and bank trust departments exercising discretionary investment authority or using a money management/mutual fund "wrap" program with respect to the money to be invested in the Fund, provided that the investment adviser, trust company or trust department provides Advisers with evidence of such authority or the existence of such a wrap program with respect to the money invested.

SPECIAL PURCHASE PLANS

     STATEMENT OF INTENTION. Your sales charge may be reduced or eliminated by signing a non-binding Statement of Intention to purchase at least $100,000 of shares which are sold with a sales charge over a 13-month period. The 13-month period is measured from the date the letter of intent is approved by Investors, or at the purchaser's option it may be made retroactive 90 days, in which case Investors will make appropriate adjustments on purchases during the 90-day period.

     In computing the total amount purchased for purposes of determining the applicable sales commission, the public offering price (at the time they were purchased) of shares currently held in the Fortis Funds having a sales charge and purchased within the past 90 days may be used as a credit toward Fund shares to be purchased under the Statement of Intention. Any such fund shares purchased during the remainder of the 13-month period also may be included as purchases made under the Statement of Intention.

     The Statement of Intention includes a provision for payment of additional applicable sales charges at the end of the period in the event the investor fails to purchase the amount indicated. This is accomplished by holding in escrow the number of shares represented by the sales charge discount. If the investor's purchases equal those specified in the Statement of Intention, the escrow is released. If the purchases do not equal those specified in the Statement of Intention, the shareholder may remit to Investors an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges that would have been paid on the aggregate purchases if the total of such purchases had been made at a single time. If the purchaser does not remit this sum to Investors on a timely basis, Investors will redeem the escrowed shares.

     RETIREMENT PLANS. Individual taxpayers can defer taxes on current income by investing in tax qualified retirement plans established by their employer, such as a pension plan, profit-sharing plan and Section 403(b)plans, or in Individual Retirement Accounts (IRAs), including a traditional IRA, Roth IRA and Education IRA. If you are interested in a retirement plan account, you should contact Investors. Investing in a retirement plan involves a long-term commitment of assets and is subject to legal and tax requirements and restrictions. You should consult with your attorney or tax adviser prior to establishing such a plan.

     SYSTEMATIC INVESTMENT PLAN. The Systematic Investment Plan enables you to make regular purchases in amounts less than normally required and employs the principle of dollar cost averaging, described below.

     By acquiring Fund shares on a regular or systematic basis, you take advantage of the principle of dollar cost averaging. Under dollar cost averaging, if a constant amount is invested at regular intervals at varying price levels, the average cost of all the shares will be lower than the average of the price levels. This is because the same fixed number of dollars buys more shares when price levels are low and fewer shares when price levels are high. The principle of dollar cost averaging will not protect against loss in a declining market and a loss will result if the plan is discontinued when the market value is less than cost.

     You have no obligation to invest regularly or to continue the Plan, which you may terminate at any time without penalty. Under the Plan, any distributions of income and realized capital gains will be reinvested in additional shares at net asset value unless you instruct Investors in writing to pay distributions in cash. Investors reserves the right to increase or decrease the amount required to open and continue a Plan, and to terminate any Plan after one year if the value of the amount invested is less than the amount indicated.

     EXCHANGE PRIVILEGE. You may exchange your shares for the same class of shares in another Fortis Fund. There is no exchange fee or additional sales charge. The amount exchanged must meet the minimum purchase amount of the Fund being purchased. You should consider the investment objectives and policies of the other fund prior to making such exchange.

     For Federal tax purposes, except where the transferring shareholder is a tax qualified plan, an exchange between funds is a taxable event that will result in a capital gain or loss. If you exchange your shares within 90 days of purchase, the sales charge on that purchase cannot be taken into account for determining your gain or loss on the sale of those shares to the extent that the sales charge that would have been applicable to the purchase of the later-acquired shares in the other fund is reduced because of the exchange privilege. However, the amount of the sales charge that may not be taken into account in determining your gain or loss on the sale of the first-acquired shares may be taken into account in determining gain or loss on the eventual sale or exchange of the later-acquired shares.

     GIFTS OR TRANSFERS TO MINOR CHILDREN. You may purchase Fund shares in an account established for a minor. This gift or transfer is registered in the name of the custodian for a minor under the Uniform Transfers to Minors Act (in some states the Uniform Gifts to Minors Act). Control of the Fund shares passes to the child upon reaching a specified age (either 18 or 21 years in most states).

                              REDEMPTION OF SHARES

GENERAL

     If you request a redemption, the Fund is required to redeem your shares, with certain exceptions. The Fund will pay all redemption requests in cash, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. If your redemption request exceeds such amount, the Fund reserves the right to make part or all of the payment in the form of readily marketable securities or other assets of the Fund. An example of when this might be done is in case of an emergency, such as in those situations listed in the following paragraph, or at any time a cash distribution would impair the liquidity of the Fund to the detriment of the remaining shareholders. Any securities being so distributed would be valued in the same manner as the portfolio securities of the Fund are valued. If you received securities which you later sold, you probably would incur brokerage charges.

     Redemption of shares or payment may be suspended at time (a) when the Exchange is closed for other than customary weekend or holiday closings, (b) when trading on said Exchange is restricted, (c) when an emergency exists, as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or during any other period when the Securities and Exchange Commission, by order, so permits; provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist.

     There is no charge for redeeming shares. In the event a charge is established, it would apply only to persons who became shareholders after the charge was implemented, and it would not, in any event, exceed 1% of the net asset value of the shares redeemed. Should further public sales ever be discontinued, the

Funds may deduct a proportionate share of the cost of liquidating assets from the asset value of the shares being redeemed, in order to protect the equity of the other shareholders.

SYSTEMATIC WITHDRAWAL PLAN

     You may open a "Systematic Withdrawal Plan" providing for withdrawals of $50 or more monthly, quarterly, semiannually or annually if the value of your shares is at least $4,000 ($10,000 if you elect monthly withdrawals).

     The redemption of Fund shares pursuant to the Systematic Withdrawal Plan is a taxable event to you. The withdrawals do not represent a yield or a return on your investment and they may deplete or eliminate your investment. You have no assurance of receiving payment for any specific period because payments will terminate when all shares have been redeemed. The number of such payments will depend on the amount and frequency of each payment and the increase (or decrease) in value of the remaining shares.

     Distributions of income and realized capital gains will continue to be reinvested at net asset value. If you purchase additional shares of the Fund (other than by reinvestment of distributions), when you have elected a Systematic Withdrawal Plan, you will pay a sales charge on your purchases at the same time that withdrawals are made at net asset value. Purchases of additional shares concurrent with withdrawals are ordinarily disadvantageous to you because of sales charges and tax liabilities. Additions to your account in which an election has been made to receive systematic withdrawals will be accepted only if each additional purchase is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. You may not have a "Systematic Withdrawal Plan" and a "Systematic Investment Plan" in effect at the same time.

     The Systematic Withdrawal Plan is voluntary, flexible and under your control and direction at all times, and does not limit or alter your right to redeem shares. You or the Fund may terminate the Plan at any time by written notification. Advisers bears the cost of operating the Plan.

REINVESTMENT PRIVILEGE

     If you redeem Fund shares, you have a one-time privilege to reinvest in the Fund or in any other fund underwritten by Investors and available to the public, without a sales charge. The reinvestment privilege must be exercised within 60 days of the redemption and for an amount which does not exceed the redemption proceeds.

     The purchase price for Fund shares will be based upon net asset value at the time of reinvestment, and may be more or less than the redemption value. Should you utilize the reinvestment privilege within 30 days following a redemption that resulted in a loss, all or a portion of that loss may not be currently deductible for Federal income tax purposes. Exercising the reinvestment privilege would not defer any capital gains taxes payable on a realized gain. Furthermore, if you redeem within 90 days of purchasing your shares, the sales charge incurred on that purchase cannot be taken into account for determining your gain or loss on the sale of those shares.

                                    TAXATION

     The Funds have qualified and intend to qualify in the future as regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"). As long as the Funds so qualify, the Funds are not taxed on the income they distribute to their shareholders.

     Under the Code, each Fund is treated as a separate entity for Federal tax purposes. Therefore, each Fund is treated separately in determining whether it qualifies as a regulated investment company and for purposes of determining the net ordinary income (or loss), net realized capital gains (or losses), and distributions necessary to relieve each Fund of any Federal income tax liability.

     Gain or loss realized upon the sale of shares in a Fund will be treated as capital gain or loss, provided that the shares represented a capital asset in the hands of the shareholder. For individuals, estates, and trusts, long-term capital gains, which are realized on the sale or exchange of capital assets held for more than one year, are subject to a maximum federal income tax rate of 20%, while ordinary income is subject to a maximum rate of 39.6%. Short-term capital gains, which are realized on the sale or exchange of capital assets held one year or less, are taxed at the same rates as ordinary income.

     Under the Code, each Fund is subject to a nondeductible excise tax for each calendar year equal to 4 percent of the excess, if any, of the amount required to be distributed over the amount distributed. However, the excise tax does not apply to any income on which the Fund pays income tax. In order to avoid the imposition of the excise tax, each Fund generally must declare dividends by the end of a calendar year representing at least 98 percent of the Fund's ordinary income for the calendar year and 98 percent of its capital gain net income (both long-term and short-term capital gains) for the 12-month period ending October 31 of the calendar year.

     Some of the investment practices that may be employed by the Funds will be subject to special provisions that, among other things, may defer the use of certain losses of such Funds, affect the holding period of the securities held by the Funds and, particularly in the case of transactions in or with respect to foreign currencies, affect the character of the gains or losses realized. These provisions may also require the Funds to mark-to-market some of the positions in their respective portfolios (i.e., treat them as closed out) or to accrue original discount, both of which may cause such Funds to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for qualification as a regulated investment company and for avoiding income and excise taxes. Accordingly, in order to make the required distributions, a Fund may be required to borrow or liquidate securities. Each Fund will monitor its transactions and may make certain elections in order to mitigate the effect of these rules and prevent disqualification of the Funds as regulated investment companies.

     If a Fund invests in zero coupon obligations upon their issuance, such obligations will have original issue discount in the hands of the Fund. Generally, the original issue discount equals the difference between the "stated redemption price at maturity" of the obligation and its "issue price" as those terms are defined in the Code. If the Fund acquires an already issued zero coupon bond from another holder, the bond will have original issue discount in the Fund's hands, equal to the difference between the "adjusted issue price" of the bond at the time the Fund acquires it (that is, the original issue price of the bond plus the amount of original issue discount accrued to date) and its stated redemption price at maturity. In each case, the Fund is required to accrue as ordinary interest income a portion of such original issue discount even though the Fund receives no cash currently as interest payment on the obligation.

     Because each Fund is required to distribute substantially all of its net investment income (including accrued original issue discount) in order to qualify as a regulated investment company, each Fund may be required to distribute an amount greater than the total cash income the Fund actually receives. Accordingly, in order to make the required distribution, the Fund may be required to borrow or to liquidate securities.

     Pursuant to a special provision in the Code, if Fund shares with respect to which a long-term capital gain distribution has been made are held for six months or less, any loss on the sale or other disposition of such shares will be a long-term capital loss to the extent of such long-term capital gain distribution, unless such sale or other disposition is pursuant to a Systematic Withdrawal Plan.

     Under the Code, each Fund is required to withhold and remit to the U.S. Treasury 31% of dividend and capital gain income on the accounts of certain shareholders who fail to provide a correct tax identification number, fail to certify that they are not subject to backup withholding, or are subject to backup withholding for some other reason.

     If more than 50% of a Fund's total assets at the close of its fiscal year consist of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service pursuant to which shareholders will be required to include their pro rata portions of foreign taxes paid by the Fund as income received by them. Shareholders may then either deduct such pro rata portions in computing their taxable income or use them as foreign tax credits against their United States income taxes. If it makes such an election, the Fund will report annually to each shareholder the amount of foreign taxes to be included in income and then either deducted or credited.

     Alternatively, if the amount of foreign taxes paid by a Fund is not large enough to warrant its making the election described above, the Fund may claim the amount of foreign taxes paid as a deduction against its own gross income. In that case, shareholders would not be required to include any amount of foreign taxes paid by the Fund in their income and would not be permitted either to deduct any portion of foreign taxes from their own income or to claim any amount of foreign tax credit for taxes paid by the Fund.

     The foregoing is a general discussion of the Federal income tax consequences of an investment in a Fund as of the date of this Statement of Additional Information. Distributions from net investment income and from net realized capital gains may also be subject to state and local taxes. You are urged to consult your own tax adviser regarding specific questions as to Federal, state, or local taxes.

                     UNDERWRITER AND DISTRIBUTION OF SHARES

     Pursuant to the Underwriting and Distribution Agreement, Investors has agreed to act as the principal underwriter for the Funds in the sale and distribution to the public of shares of the Funds, either through dealers or otherwise. Investors has agreed to offer such shares for sale at all times when such shares are available for sale and may lawfully be offered for sale and sold. As compensation for its services, in addition to receiving its distribution fees pursuant to the Distribution Plan discussed above, Investors receives the initial sales charges on sales of Class A shares of the Funds and any contingent deferred sales charges on redemptions of certain Class A shares of the Funds that were not subject to an initial sales charge and redemptions of Class B, C and H shares, as set forth in the Prospectus. The following tables set forth the amount of underwriting commissions paid by each Fund and the amount of such commissions retained by Investors.

                                               TOTAL UNDERWRITING COMMISSIONS
                                               ------------------------------
                                 FISCAL YEAR ENDED     FISCAL YEAR ENDED    FISCAL YEAR ENDED
                                 OCTOBER 31, 1998      OCTOBER 31, 1999     OCTOBER 31, 2000
                                 ----------------      ----------------     ----------------
 Global Fund                       $ 382,765             $ 379,939            $ 498,089
 International Fund                $  23,948*            $  84,915            $ 310,899

 * Period from March 2, 1998 (date shares first offered to public) to October 31, 1998.

                                        UNDERWRITING COMMISSIONS RETAINED BY INVESTORS
                                        ----------------------------------------------
                                 FISCAL YEAR ENDED     FISCAL YEAR ENDED    FISCAL YEAR ENDED
                                 OCTOBER 31, 1998      OCTOBER 31, 1999     OCTOBER 31, 2000
                                 ----------------      ----------------     ----------------
Global Fund                        $ 78,212              $ 91,805             $ 195,413
International Fund                 $  5,491*             $ 16,685             $  87,485

 * Period from March 2, 1998 (date shares first offered to public) to October 31, 1998.


     Investors received the following compensation from each Fund during its most recent fiscal year.

                             NET UNDERWRITING        COMPENSATION ON
                              DISCOUNTS AND          REDEMPTIONS AND            BROKERAGE                 OTHER
                               COMMISSIONS             REPURCHASES             COMMISSIONS             COMPENSATION
                             ----------------        ---------------           -----------             ------------
Global Fund                     $ 417,594                $ 80,495                  $ 0                     $ 0
International Fund              $ 297,334                $ 13,565                  $ 0                     $ 0


                             PERFORMANCE INFORMATION

     Advertisements and other sales literature for the Funds may refer to "average annual total return," and "cumulative total return." All such total return quotations are based on historical earnings and are not intended to indicate future performance.

     Average annual total return is the average annual compounded rate of return on a hypothetical $1,000 investment made at the beginning of the advertised period. Average annual total return figures are computed according to the following formula:

                                 P(1+T) n = ERV

Where:    P        =   a hypothetical initial payment of $1,000
          T        =   average annual total return;
          n        =   number of years; and
          ERV      =   ending redeemable value at the end of
                       the period of a hypothetical $1,000 payment made at the beginning of such period.

     This calculation deducts the maximum sales charge from the initial hypothetical $1,000 investment, assumes all dividends and capital gains distributions are reinvested at net asset value on the appropriate reinvestment dates, and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts. Average annual total return quotations may be accompanied by quotations which do not reflect the reduction in value of the initial investment due to the sales charge, and which thus will be higher.

     The following tables set forth the average annual total returns for each Class of shares of each Fund for one year, five years and since inception for the period ending October 31, 2000.

                          AVERAGE ANNUAL TOTAL RETURNS

                                                                           SINCE
                                      1 YEAR           5 YEARS           INCEPTION
                                      ------           -------           ---------
  GLOBAL FUND
           Class A shares*              9.95%           13.49%              14.13%
           Class B shares**            11.00%           13.55%              15.46%
           Class C shares**            13.73%           13.82%              15.59%
           Class H shares**            10.96%           13.55%              15.46%

  INTERNATIONAL FUND***
           Class A shares               9.73%           --                  24.99%
           Class B shares              10.74%           --                  25.78%
           Class C shares              13.34%           --                  26.46%
           Class H shares              10.76%           --                  25.73%

   *       Inception date: July 8, 1991.
   **      Inception date: November 14, 1994.
   ***     Inception date: March 2, 1998 for all classes of shares.


     Cumulative total return is computed by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                        CTR     =     ( ERV+P )       100
                                      ---------
                                          P

Where:     CTR      =       Cumulative total return
           ERV      =       ending redeemable value at the end of the period of
                            a hypothetical $1,000 payment made at the beginning
                            of such period; and
           P        =       initial payment of $1,000

     This calculation assumes all dividends and capital gain distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.

     The following table sets forth the cumulative total returns of each Class of shares of each Fund for the period from inception through October 31, 2000:

                            CUMULATIVE TOTAL RETURN

   GLOBAL FUND
   Class A shares*                    259.60%
   Class B shares**                   136.49%
   Class C shares**                   137.25%
   Class H shares**                   136.49%

   INTERNATIONAL FUND
   Class A shares***                   90.42%
   Class B shares***                   87.13%
   Class C shares***                   87.13%
   Class H shares***                   86.94%

   *     Inception date: July 8, 1991.
   **    Inception date: November 14, 1994.
   ***   Inception date: March 2, 1998.

     The Funds may advertise relative performance as compiled by outside organizations or refer to publications which have mentioned their performance or track the performance of investment companies. Following is a list of ratings services which may be referred to, along with the category in which the Funds are included. Because some of these organizations do not take into account sales charges, their ratings may sometimes be different than had they done so.

GLOBAL FUND

   RATINGS SERVICE                     CATEGORY
   ---------------                     --------
   Lipper Analytical Services, Inc.    global funds
   CDA/Wiesenberger                    equity funds
   Morningstar Publications, Inc.      world stock
   Johnson's Charts                    global equity

INTERNATIONAL FUND

  RATINGS SERVICE                      CATEGORY
  ---------------                      --------
  Lipper Analytical Services, Inc.     international funds
  CDA/Wiesenberger                     non-U.S. equity
  Morningstar Publications, Inc.       foreign stock
  Johnson's Charts                     international equity


                              FINANCIAL STATEMENTS

     The audited financial statements as of October 31, 2000, as set forth in the Funds' Annual Report to Shareholders, are incorporated herein by reference. The audited financial statements are provided in reliance on the report of KPMG LLP, 4200 Norwest Center, Minneapolis, MN 55402, independent auditors of the Funds, and given on the authority of such firm as experts in accounting and auditing.

                             OTHER SERVICE PROVIDERS

     U.S. Bank National Association, Minneapolis MN acts as custodian of each Fund's assets and Fund securities. Dorsey & Whitney LLP, 220 South Sixth Street, Minneapolis, MN 55402, is the independent General Counsel for the Funds. Advisers bears the costs of serving as the transfer agent and dividend-paying agent for each Fund.

                        LIMITATION OF DIRECTOR LIABILITY

     Under Minnesota law, each director of Fortis Worldwide owes certain fiduciary duties to it and to its shareholders. Minnesota law provides that a director "shall discharge the duties of the position of director in good faith, in a manner the director reasonably believes to be in the best interest of the corporation, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances." Fiduciary duties of a director of a Minnesota corporation include, therefore, both a duty of "loyalty" (to act in good faith and act in a manner reasonably believed to be in the best interests of the corporation) and a duty of "care" (to act with the care an ordinarily prudent person in a like position would exercise under similar circumstances). Minnesota law authorizes corporations to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of the fiduciary duty of "care." Minnesota law does not, however, permit a corporation to eliminate or limit the liability of a director
(i) for any breach of the director's duty of "loyalty" to the corporation or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) for authorizing a dividend, stock repurchase or redemption or other distribution in violation of Minnesota law or for violation of certain provisions of Minnesota securities laws, or (iv) for any transaction from which the director derived an improper personal benefit. The Articles of Incorporation of Fortis Worldwide limit the liability of directors to the fullest extent permitted by Minnesota statutes, except to the extent that such a liability cannot be limited as provided in the 1940 Act (which act prohibits any provisions which purport to limit the liability of directors arising from such directors' willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their role as directors).

     Minnesota law does not eliminate the duty of "care" imposed upon a director. It only authorizes a corporation to eliminate monetary liability for violations of that duty. Minnesota law, further, does not permit elimination or limitation of liability of "officers" to the corporation for breach of their duties as officers (including the liability of directors who serve as officers for breach of their duties as officers). Minnesota law does not permit elimination or limitation of the availability of equitable relief, such as injunctive or rescissionary relief. Further, Minnesota law does not permit elimination or limitation of a director's liability under the Securities Act of 1933 or the Securities Exchange Act of 1934, and it is uncertain whether and to what extent the elimination of monetary liability would extend to violations of duties imposed on directors by the 1940 Act and the rules and regulations adopted under such act.

                             ADDITIONAL INFORMATION

     The Funds have filed with the Securities and Exchange Commission, Washington, D.C. 20549, a Registration Statement under the Securities Act of 1933, as amended, with respect to the common stock offered hereby. The Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, certain parts of which are omitted in accordance with Rules and Regulations of the Commission. The Registration Statement may be inspected at the principal office of the Commission at 450 Fifth Street NW, Washington, D.C., and copies thereof may be obtained from the Commission at prescribed rates.

                                                                     APPENDIX A

          CORPORATE BOND, PREFERRED STOCK, AND COMMERCIAL PAPER RATINGS

COMMERCIAL PAPER RATINGS

     Standard & Poor's Ratings Services. Commercial paper ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues assigned the A rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with designation 1, 2, and 3 to indicate the relative degree of safety. The "A-1" designation indicates that the degree of safety regarding timely payment is very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation. The "A-2" designation indicates that the capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1." Issues carrying the "A-3" designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

     Moody's Investors Service, Inc. Moody's commercial paper ratings are opinions of the ability of the issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representations that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

         Prime-1 Superior capacity for repayment of short-term promissory obligations.
         Prime-2 Strong capacity for repayment of short-term promissory obligations.
         Prime-3 Acceptable capacity for repayment of short-term promissory obligations.

CORPORATE BOND RATINGS

     Standard & Poor's Ratings Services. Its ratings for corporate bonds have the following definitions:

     Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree.

     Debt rated "A" has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     Debt rated "BB," "B," "CCC," "CC," and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB" rating.

     Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB" rating.

     Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B" rating.

     The rating "CC" is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CC" rating.

     The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC " debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     The rating "C1" is reserved for income bonds on which no interest is being paid.

     "NR" indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

     Bond Investment Quality Standards. Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AAA, A and BBB, commonly known as "Investment Grade" ratings) are generally regarded as eligible for bank investment. In addition, the Legal Investment Laws of various states impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries generally.

     Moody's Investors Service, Inc. Its ratings for corporate bonds include the following:

     Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

     Bonds which are rated "A" possess many favorable attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     Bond which are rated "C" are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

PREFERRED STOCK RATING

     Standard & Poor's Ratings Services. Its ratings for preferred stock have the following definitions:

     An issue rated "AAA" has the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

     A preferred stock issue rated "AA" also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA".

     An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

     Moody's Investors Service, Inc. Its ratings for preferred stock include the following:

     An issue which is rated "Aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     An issue which is rated "Aa" is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

     An issue which is rated "A" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "Aaa" and "Aa" classifications, earnings and asset protection are nevertheless expected to be maintained at adequate levels.

     An issue which is rated "Baa" is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

                                                                      APPENDIX B

              DESCRIPTION OF FUTURES, OPTIONS AND FORWARD CONTRACTS

OPTIONS ON SECURITIES

     An option on a security provides the purchaser ("holder") with the option to purchase, in the case of a "call" option, or sell, in the case of a "put" option, the security or securities underlying the option, for a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. The holder pays a non-refundable purchase price for the option, known as the "premium." The maximum amount of risk the purchaser of the option assumes is equal to the premium plus related transaction costs, although this entire amount may be lost. The risk of the seller, or "writer," however, is potentially unlimited, unless the option is "covered" or "secured."

     Upon exercise of the option, the holder is required to pay the purchase price of the underlying security, in the case of a call option, or to deliver the security in return for the purchase price in the case of a put option. Conversely, the writer is required to deliver the security, in the case of a call option, or to purchase the security, in the case of a put option. Options on securities that have been purchased or written may be closed out prior to exercise or expiration by entering into an offsetting transaction on the exchange on which the initial position was established, subject to the availability of a liquid secondary market.

     Options on securities and options on indices of securities, discussed below, are traded on national securities exchanges, such as the Chicago Board Options Exchange and the New York Stock Exchange, which are regulated by the Commission. The Options Clearing Corporation guarantees the performance of each party to an exchange-traded option, by in effect taking the opposite side of each such option. A holder or writer may engage in transactions in exchange-traded options on securities and options on indices of securities only through a registered broker-dealer which is a member of the exchange on which the option is traded.

     In addition, options on securities and options on indices of securities may be traded on exchanges located outside the United States and over-the-counter through financial institutions dealing in such options as well as the underlying instruments. The particular risks of transactions on foreign exchanges and over-the-counter transactions are set forth more fully in the Statement of Additional Information.

OPTIONS ON STOCK INDICES

     In contrast to an option on a security, an option on a stock index provides the holder with the right to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The purchaser of the option receives this cash settlement amount if the closing level of the index on the day of exercise is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount if the option is exercised. As in the case of options on securities, the writer or holder may liquidate positions in index options prior to exercise or expiration by entering into closing transactions on the exchange on which such positions were established, subject to the availability of a liquid secondary market.

     The index underlying an index option may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the Standard & Poor's 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. An index assigns relative values to the securities included in the index and the index fluctuates with changes in the market values of the securities so included.

FUTURES CONTRACTS ON FIXED INCOME SECURITIES, STOCK INDEXES AND FOREIGN
CURRENCIES

     A Futures Contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument or foreign currency, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a Futures Contract provides for a specified settlement date on which, in the case of the majority of interest rate and foreign currency futures contracts, the fixed income securities or currency underlying the contract are delivered by the seller and paid for by the purchaser, or on which, in the case of stock index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and the seller in cash. Futures Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures Contracts call for settlement only on the expiration date, and cannot be "exercised" at any other time during their term.

     The purchase or sale of a Futures Contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the Futures Contract fluctuates, making positions in the Futures Contracts more or less valuable, a process known as "marking to the market."

     U.S. Futures Contracts may be purchased or sold only on an exchange, known as a "contract market," designated by the Commodity Futures Trading Commission ("CFTC") for the trading of such contract, and only through a registered futures commission merchant which is a member of such contract market. A commission must be paid on each completed purchase and sale transaction. The contract market clearing house guarantees the performance of each party to a Futures Contract, by in effect taking the opposite side of such contract. At any time prior to the expiration of a Futures Contract, a trader may elect to close out its position by taking an opposite position on the contract market on which the position was entered into, subject to the availability of a secondary market, which will operate to terminate the initial position. At that time, a final determination of variation margin is made and any loss experienced by the trader is required to be paid to the contract market clearing house while any profit due to the trader must be delivered to it. Futures Contracts may also be traded on foreign exchanges.

     Interest rate Futures Contracts currently are traded on a variety of fixed income securities, including long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities, and U.S. Treasury Bills. In addition, interest rate Futures Contracts include contracts on indexes of municipal securities. Foreign currency Futures Contracts currently are traded on the British pound, Canadian dollar, Japanese yen, Swiss franc, West German mark, and on Eurodollar deposits.

     A stock index or Eurodollar Futures Contract provides for the making and acceptance of a cash settlement in much the same manner as the settlement of an option on a stock index. The types of indexes underlying stock index futures contracts are essentially the same as those underlying stock index options, as described above. The index underlying a municipal bond index futures contract is a broad-based index of municipal securities designed to reflect movements in the municipal securities market as a whole. The index assigns weighted values to the securities included in the index and its composition is changed periodically.

OPTIONS ON FOREIGN CURRENCIES

     An Option on a Futures Contract provides the holder with the right to enter into a "long" position in the underlying Futures Contract, in the case of a call option, or a "short" position in the underlying Futures Contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of Futures Contracts, such as payment of variation margin deposits. In addition, the writer of an Option on a Futures Contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

     A position in an Option on a Futures Contract may be terminated by the purchaser or the seller prior to expiration by affecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

     Options on Futures Contracts that are written or purchased by a Fund on United States exchanges are traded on the same contract market as the underlying Futures Contract and, like Futures Contracts, are subject to regulation by the CFTC and the performance guarantee of the exchange clearing house. In addition, Options on Futures Contracts may be traded on foreign exchanges.

     An option, whether based on a Futures Contract, a stock index, or security, becomes worthless to the holder when it expires. Upon exercise of an option, the exchange or contract market clearing house assigns exercise notices on a random basis to those of its members which have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers which have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, nor over the timing of such exercise.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

     A Forward Contract is a contractual obligation to purchase or sell a specific quantity of a given foreign currency for a fixed exchange rate at a future date. Forward Contracts are individually negotiated and are traded through the "interbank currency market," an informal network of banks and brokerage firms which operates around the clock and throughout the world. Transactions in the interbank market may be executed only through financial institutions acting as market-makers in the interbank market, or through brokers exercising purchases and sales through such institutions. Market-makers in the interbank market generally act as principals in taking the opposite side of their customers' positions in Forward Contracts, and ordinarily charge a mark-up commission which may be included in the cost of the Contract. In addition, market-makers may require their customers to deposit collateral upon entering into a Forward Contract, as security for the customer's obligation to make or receive delivery of currency, and to deposit additional collateral if exchange rates move adversely to the customer's position. Such deposits may function in a manner similar to the margining of Futures Contracts, described above.

     Prior to the stated maturity date of a Forward Contract, it may be possible to liquidate the transaction by entering into an offsetting contract. In order to do so, however, a customer may be required to maintain both contracts as open positions until maturity and to make or receive a settlement of the difference owed to or from the market-maker or broker at that time.

OPTIONS ON FUTURES CONTRACTS

     Options on foreign currencies are traded in a manner substantially similar to options on securities. In particular, an option on foreign currency provides the holder with the right to purchase, in the case of a call option, or to sell, in the case of a put option, a stated quantity of a particular currency for a fixed price up to a stated expiration date or, in the case of certain options, on such date. The writer of the option undertakes the obligation to deliver, in the case of a call option, or to purchase, in the case of a put option, the quantity of the currency called for in the option, upon exercise of the option by the holder.

     As in the case of other types of options, the holder of an option on foreign currency is required to pay a one-time, nonrefundable premium, which represents the cost of purchasing the option. The holder can lose the entire amount of this premium, as well as related transaction costs, but not more than this amount. The writer of the option, in contrast, generally is required to make initial and variation margin payments, similar to margin deposits required in the trading of Futures Contracts and the writing of other types of options. The writer is therefore subject to risk of loss beyond the amount originally invested and above the value of the option at the time it is entered into.

     Certain options on foreign currencies, like Forward Contracts, are traded over-the-counter through financial institutions acting as market-makers in such options and the underlying currencies. Such transactions therefore involve risks not generally associated with exchange-traded instruments, which are discussed below. Options on foreign currencies may also be traded on national securities exchanges regulated by the SEC and on exchanges located in foreign countries.

     Over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of a Fund's position, unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and a Fund could be required to retain options purchased or written until exercise, expiration or maturity. This in turn could limit the Fund's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

     Further, over-the-counter transactions are not subject to the guarantee of an exchange clearing house, and the Funds will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Funds' ability to enter into desired hedging transactions. The Funds will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by Advisers.

                                     PART C

                         Fortis Global Growth Portfolio
                                       and
                      Fortis International Equity Portfolio
                                    series of
                        Fortis Worldwide Portfolios, Inc.

                                OTHER INFORMATION

ITEM 23.   EXHIBITS

     The Fund is filing or incorporating by reference the following exhibits:

     (a).1 Articles of Amendment dated 9/8/94 and Amended and Restated Articles of Incorporation dated as of 9/9/94 (1)

     (a).2  Certification of Designation of Series B dated 12/3/97 (1)

     (a).3  Certification of Designation of Classes A, B, C & H dated 10/31/94
            (1)

     (b)    Amended and Restated Bylaws dated 9/28/00*

     (c)    Instruments Defining Rights of Security Holders - not applicable

     (d).1  Investment Advisory and Management Agreement dated 3/26/91 for
            Global Growth Portfolio (5)

     (d).2  Investment Advisory and Management Agreement dated 3/1/98 for
            International Equity Portfolio (2)

     (e).1  Underwriting and Distribution Agreement dated 11/14/94 (5)

     (e).2  Amendment #1 (effective 3/1/98) to Underwriting and Distribution
            Agreement dated 11/14/94 (2)

     (e).3  Dealer Sales Agreement (3)

     (e).4  Mutual Fund Supplement to Dealer Sales Agreement (3)

     (f)    Bonus or Profit Sharing Contracts - not applicable

     (g).1  Custody Agreement dated 7/16/92 (5)

     (g).2  Exhibit A dated 3/1/98 to Custody Agreement (2)

     (g).3  Subcustodian Agreement with First Trust N.A. dated 8/1/92 (5)

     (h)    Other Material Contracts - not applicable

     (i)    Legal Opinion - not applicable

     (j)    Consent of KPMG LLP*

     (k)    Omitted Financial Statements - not applicable

     (l)    Initial Capital Agreements - not applicable

     (m)    Rule 12b-1 Plan (6)

     (n)    Financial Data Schedule - not applicable

     (o)    Rule 18f-3 Plan (4)

     (p) Code of Ethics for Fortis Advisers, Inc. and affiliates dated 9/30/99 (6)

------------------------------
(1) Incorporated by reference to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A filed with the Commission on December 15, 1997.
(2) Incorporated by reference to Post-Effective Amendment No. 11 to the Registrant's Registration Statement on Form N-1A filed with the Commission on February 27, 1998.
(3) Incorporated by reference to Post-Effective Amendment No. 45 to the Registration Statement of Fortis Income Portfolios, Inc. on Form N-1A filed with the Commission on December 1, 1998.
(4) Incorporated by reference to Post-Effective Amendment No. 8 to the Registrant's Registration Statement on Form N-1A filed with the Commission in February 1996.

(5) Incorporated by reference to Post-Effective Amendment No. 12 to the Registrant's Registration Statement on Form N-1A filed with the Commission on December 30, 1998.
(6) Incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement of Fortis Advantage Portfolios, Inc. on Form N-1A filed with the Commission on December 1, 2000.

*    Filed herewith.

ITEM 24.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

     The following is a list of all persons directly or indirectly controlled by or under common control with the fund:

     No person is directly or indirectly controlled by or under common control with the Registrant.

ITEM 25.   INDEMNIFICATION

     State the general effect of any contract, arrangements or statute under which any director, officer, underwriter or affiliated person of the fund is insured or indemnified against any liability incurred in their official capacity, other than insurance provided by any director, officer, affiliated person, or underwriter for their own protection.

     Paragraph 8(d) of the Registrant's Articles of Incorporation provides that the Registrant shall indemnify such person for such expenses and liabilities, in such manner, under such circumstances, and to the full extent permitted by
Section 302A.521 of the Minnesota Statutes, as now enacted or hereafter amended; provided, however, that no such indemnification may be made if it would be in violation of Section 17(h) of the Investment Company Act of 1940, as now enacted or hereinafter amended, and any rules, regulations, or releases promulgated thereunder.

     The Registrant may indemnify its officers and directors and other "persons" acting in an "official capacity" (as such terms are defined in Section 302A.521) pursuant to a determination by the board of directors or shareholders of the Registrant as set forth in Section 302A.521, by special legal counsel selected by the board or a committee thereof for the purpose of making such a determination, or by a Minnesota court upon application of the person seeking indemnification. If a director is seeking indemnification for conduct in the capacity of director or officer of the Registrant, then such director generally may not be counted for the purposes of determining either the presence of a quorum or such director's eligibility to be indemnified.

     In any case, indemnification is proper only if the eligibility determining body decides that the person seeking indemnification:

     (a) has not received indemnification for the same conduct from any other party or organization;

     (b)  acted in good faith;

     (c)  received no improper personal benefit;

     (d) in the case of criminal proceedings, has no reasonable cause to believe the conduct was unlawful;

     (e) reasonably believed that the conduct was in the best interest of the Registrant, or in certain contexts, was not opposed to the best interest of the Registrant; and

     (f) had not otherwise engaged in conduct which precludes indemnification under either Minnesota or Federal law (including, without limitation, conduct constituting willful misfeasance, bad faith, gross negligence, or reckless disregard of duties as set forth in Section 17(h) and (i) of the Investment Company Act of 1940).

     Advances. If a person is made or threatened to be made a party to a proceeding, the person is entitled, upon written request to the Registrant, to payment or reimbursement by the Registrant of reasonable expenses, including attorneys fees and disbursements, incurred by the person in advance of the final disposition of the proceeding, (a) upon receipt by the Registrant of a written affirmation by the person of a good faith belief that the criteria for indemnification set forth in Section 302A.521 have been satisfied and a written undertaking by the person to repay all amounts so paid or reimbursed by the Registrant, if it is ultimately determined that the criteria for indemnification have been satisfied, and (b) after a determination that the facts then known to those making the determination would not preclude indemnification under 302A.521. The written undertaking required by clause (a) is an unlimited general obligation of the person making it, but need not be secured and shall be accepted without reference to financial ability to make the repayment.

     Undertaking. The Registrant undertakes that insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provision, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless, in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.   BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

         Describe any other business, profession, vocation or employment of a substantial nature that each investment adviser, and each director, officer or partner of the adviser, is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner or trustee.

         Information on the business of the Adviser, its directors and officers is described in the Statement of Additional Information. The following officers are not listed in the Statement of Additional Information:

                                                                                OTHER
                                                                       BUSINESS/EMPLOYMENT
NAME                                POSITION WITH ADVISER              DURING PAST TWO YEARS
----                                ---------------------              ---------------------
Michael D. O'Connor                 Qualified Plan Officer             Qualified Plan Officer of Fortis
                                                                       Benefits Insurance Company

David C. Greenzang                  Money Market Portfolio             Debt securities manager with
                                    Officer                            Fortis, Inc.

ITEM 27.   PRINCIPAL UNDERWRITERS

(a) State the name of each investment company (other than the fund) for which each principal underwriter currently distributing the fund's securities also acts as a principal underwriter, depositor, or investment adviser.

     Investors also acts as the principal underwriter for: Fortis Advantage Portfolios, Inc., Fortis Equity Portfolios, Inc., Fortis Money Portfolios, Inc., Fortis Tax Free Portfolios, Inc., Fortis Securities, Inc., Fortis Series Fund, Inc., Fortis Income Portfolios, Inc., Fortis Growth Fund, Inc., Variable Account C of Fortis Benefits Insurance Company and Variable Account D of Fortis Benefits Insurance Company.

(b) Provide the information required by the following table for each director, Officer, or partner of each principal underwriter named in response to item 20.

     In addition to those listed in the Statement of Additional Information with respect to Investors, the following are also officers of Investors. The principal business address of each individual is 500 Bielenberg Drive, Woodbury, Minnesota 55125.

NAME AND PRINCIPAL         POSITIONS AND OFFICES              POSITIONS AND OFFICES
BUSINESS ADDRESS           WITH UNDERWRITER                   WITH FUND
------------------         ---------------------              ---------------------
Carol M. Houghtby          Director, Vice President &         None
                           Treasurer
Roger W. Arnold            Senior Vice President              None
John E. Hite               Vice President & Secretary         None

(c) Provide the information required by the following table for all commissions and other compensation received, directly or indirectly, from the Fund during the last fiscal year by each principal underwriter who is not an affiliated person of the Fund or any affiliated person of an affiliated person.

     Not applicable.

ITEM 28.   LOCATION OF ACCOUNTS AND RECORDS

     State the name and address of each person maintaining physical possession of each account, book, or other document required to be maintained by section 31(a) and the rules under that section.

     The physical possession of the accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder is maintained by the Registrant at Fortis Advisers, Inc., 500 Bielenberg Drive, Woodbury, MN 55125.

ITEM 29.   MANAGEMENT SERVICES

     Provide a summary of the substantive provisions of any management-related service contract not discussed in part a or b, disclosing the parties to the contract and the total amount paid and by whom for the fund for the last three fiscal years.

     All contracts were discussed in Part A or B.

ITEM 30.   UNDERTAKINGS

(a) In initial registration statements filed under the securities act, provide an undertaking to file an amendment to the registration statement with certified financial statements showing the initial capital received before accepting subscriptions from more than 25 persons if the fund intends to raise its initial capital under section 14(a)(3).

     Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement on Form N-1A pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Woodbury and State of Minnesota on the 28th day of February 2001.

                                  FORTIS WORLDWIDE PORTFOLIOS, INC.
                                  (Registrant)

                              By  /s/ Dean C. Kopperud
                                  ----------------------------
                                  Dean C. Kopperud, President

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

/s/ Dean C. Kopperud                President (principal executive officer)     February 28, 2001
-------------------------
Dean C. Kopperud

/s/ Tamara L. Fagely                Treasurer (principal financial and          February 28, 2001
-------------------------           accounting officer)
Tamara L. Fagely

Richard D. Cutting*                 Director

Allen R. Freedman*                  Director

Dr. Robert M. Gavin*                Director

Jean L. King*                       Director

Phillip O. Peterson*                Director

Robb L. Prince*                     Director

Leonard J. Santow*                  Director

Noel F. Schenker*                   Director

Joseph M. Wikler*                   Director

*By    /s/ Dean C. Kopperud                              February 28, 2001
       ------------------------------
       Dean C. Kopperud, Attorney-in-Fact
       (Pursuant to a Power of Attorney dated July 27, 2000)